CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 26, 2009	Dec. 28, 2008	Dec. 30, 2007
CONSOLIDATED STATEMENTS OF OPERATIONS
Sales	$ 4,426.5	$ 6,651.8	$ 8,319.7
Excise taxes	(1,394.1)	(1,877.5)	(2,129.1)
Net sales	3,032.4	4,774.3	6,190.6
Cost of goods sold	(1,726.9)	(2,840.8)	(3,702.9)
Gross profit	1,305.5	1,933.5	2,487.7
Marketing, general and administrative expenses	(900.8)	(1,333.2)	(1,734.4)
Special items, net	(32.7)	(133.9)	(112.2)
Equity income in MillerCoors	382	155.6
Operating income	754	622	641.1
Other (expense) income, net
Interest expense	(96.6)	(119.1)	(134.9)
Interest income	10.7	17.3	26.6
Debt extinguishment costs		(12.4)	(24.5)
Other income (expense), net, includes $46.0 gain in 2009 on related party transaction, see Note 4.	49.4	(8.4)	17.7
Total other expense, net	(36.5)	(122.6)	(115.1)
Income from continuing operations before income taxes	717.5	499.4	526
Income tax (benefit) expense	14.7	(96.4)	(1)
Income from continuing operations	732.2	403	525
Loss from discontinued operations, net of tax	(9)	(12.1)	(17.7)
Net income	723.2	390.9	507.3
Less: Net income attributable to noncontrolling interests	(2.8)	(12.2)	(15.3)
Net income attributable to Molson Coors Brewing Company	720.4	378.7	492
Basic income (loss) per share:
From continuing operations (in dollars per share)	$ 3.96	$ 2.14	$ 2.85
From discontinued operations (in dollars per share)	$ (0.05)	$ (0.07)	$ (0.1)
Basic net income per share (in dollars per share)	$ 3.91	$ 2.07	$ 2.75
Diluted income (loss) per share:
From continuing operations (in dollars per share)	$ 3.92	$ 2.11	$ 2.81
From discontinued operations (in dollars per share)	$ (0.05)	$ (0.07)	$ (0.1)
Diluted net income per share (in dollars per share)	$ 3.87	$ 2.04	$ 2.71
Weighted average shares - basic (in shares)	184.4	182.6	178.7
Weighted average shares - diluted (in shares)	185.9	185.5	181.4
Amounts attributable to MCBC
Income from continuing operations, net of tax	729.4	390.8	509.7
Loss from discontinued operations, net of tax	(9)	(12.1)	(17.7)
Net income attributable to Molson Coors Brewing Company	$ 720.4	$ 378.7	$ 492

CONSOLIDATED STATEMENTS OF OPERATIONS (PARENTHETICAL) (USD $) In Millions	12 Months Ended
Dec. 26, 2009
CONSOLIDATED STATEMENTS OF OPERATIONS
Other income (expense), gain on related party transaction	$ 46

CONSOLIDATED BALANCE SHEETS (USD $) In Millions	12 Months Ended
	Dec. 26, 2009	Dec. 28, 2008
Current assets:
Cash and cash equivalents	$ 734.2	$ 216.2
Accounts and notes receivable:
Trade, less allowance for doubtful accounts of $10.1 and $7.9, respectively	513.8	432.9
Affiliates	52.9	39.6
Current notes receivable and other receivables, less allowance for doubtful accounts of $2.8 and $3.3, respectively	150.5	162.9
Inventories:
Finished	111.1	89.1
In process	18.3	13.4
Raw materials	43.6	43.3
Packaging materials	63.2	46.3
Total inventories	236.2	192.1
Maintenance and operating supplies, less allowance for obsolete supplies of $4.1 and $4.6, respectively	17.7	14.8
Other current assets, less allowance for advertising supplies	47.6	47.1
Discontinued operations	9.9	1.5
Total current assets	1,762.8	1,107.1
Properties, less accumulated depreciation of $843.4 and $673.5, respectively	1,292.5	1,301.9
Goodwill	1,475	1,298
Other intangibles, less accumulated amortization of $356.8 and $274.9, respectively	4,534.7	3,923.4
Investment in MillerCoors	2,613.6	2,418.7
Deferred tax assets	177.9	75.3
Notes receivable, less allowance for doubtful accounts of $7.3 and $8.1, respectively	48.7	51.8
Other assets	115.9	203.4
Discontinued operations		7
Total assets	12,021.1	10,386.6
Accounts payable:
Trade	193.4	152.8
Affiliates	16.9	17.7
Accrued expenses and other liabilities	745	690.8
Deferred tax liabilities	167.1	107.8
Current portion of long-term debt	300.3	0.1
Discontinued operations	158.2	16.9
Total current liabilities	1,580.9	986.1
Long-term debt	1,412.7	1,752
Pension and post-retirement benefits	823.8	581
Derivative hedging instruments	374.2	225.9
Deferred tax liabilities	468	399.4
Unrecognized tax benefits	65	230.4
Other liabilities	185	47.6
Discontinued operations	18.7	124.8
Total liabilities	4,928.3	4,347.2
Commitments and contingencies (Note 21)
Capital stock:
Preferred stock, non-voting, no par value (authorized: 25.0 shares; none issued)	0	0
Paid-in capital	3,441.5	3,334.6
Retained earnings	2,734.9	2,184.9
Accumulated other comprehensive (loss) income	20.7	(371.4)
Total Molson Coors Brewing Company stockholders' equity	7,079.6	6,055.4
Noncontrolling interests	13.2	(16)
Total equity	7,092.8	6,039.4
Total liabilities and equity	12,021.1	10,386.6
Class A Common Stock
Capital stock:
Common stock	0	0
Class B Common Stock
Capital stock:
Common stock	1.6	1.6
Class A Exchangeable Stock
Capital stock:
Exchangeable shares	119.1	119.4
Class B Exchangeable Stock
Capital stock:
Exchangeable shares	$ 761.8	$ 786.3

CONSOLIDATED BALANCE SHEETS (PARENTHETICAL) (USD $) In Millions, except Per Share data	Dec. 26, 2009	Dec. 28, 2008
Trade receivables, allowance for doubtful accounts	$ 10.1	$ 7.9
Current notes receivable and other receivables, allowance for doubtful accounts	2.8	3.3
Maintenance and operating supplies, allowance for obsolete supplies	4.1	4.6
Properties, accumulated depreciation	843.4	673.5
Other intangibles, accumulated amortization	356.8	274.9
Notes receivable, allowance for doubtful accounts	$ 7.3	$ 8.1
Preferred stock, non-voting, no par value (in dollars per share)	$ 0	$ 0
Preferred stock, non-voting, authorized (in shares)	25	25
Preferred stock, non-voting, issued (in shares)	0	0
Class A Common Stock
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, authorized (in shares)	500	500
Common stock, issued (in shares)	2.6	2.7
Common stock, outstanding (in shares)	2.6	2.7
Class B Common Stock
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, authorized (in shares)	500	500
Common stock, issued (in shares)	159.4	157.1
Common stock, outstanding (in shares)	159.4	157.1
Class A Exchangeable Stock
Exchangeable shares, issued (in shares)	3.2	3.2
Exchangeable shares, outstanding (in shares)	3.2	3.2
Class B Exchangeable Stock
Exchangeable shares, issued (in shares)	20.2	20.9
Exchangeable shares, outstanding (in shares)	20.2	20.9

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Millions	12 Months Ended
	Dec. 26, 2009	Dec. 28, 2008	Dec. 30, 2007
Cash flows from operating activities:
Net income	$ 723.2	$ 390.9	$ 507.3
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	187.4	273.4	345.8
Amortization of debt issuance costs and discounts	19.4	17.1	13.2
Share-based compensation	22.8	55.9	37.4
(Gain) loss on sale or impairment of properties and intangibles	(38.1)	39.2	49.6
Excess tax benefits from share-based compensation	(21.7)	(8.3)	(28.1)
Deferred income taxes	127.8	78.6	(101.1)
(Gain) loss on foreign currency fluctuations and derivative instruments	(0.1)	(1.5)	7.1
Equity income in MillerCoors	(382)	(155.6)
Distributions from MillerCoors	401.1	136.5
Equity in net income of other unconsolidated affiliates	(6.9)	(24.1)	(6.6)
Distributions from other unconsolidated affiliates	16.6	7.5	9.3
Change in current assets and liabilities (net of assets acquired and liabilities assumed in business combinations) and other:
Receivables	(63.3)	(128.2)	(47.7)
Inventories	(11.7)	39.3	(23.1)
Payables	21	(10.5)	(27.5)
Other assets and other liabilities	(180.3)	(310.8)	(137.2)
Operating cash flows of discontinued operations	9	12.1	17.6
Net cash provided by operating activities	824.2	411.5	616
Cash flows from investing activities:
Additions to properties and intangible assets	(124.7)	(230.5)	(428.3)
Proceeds from sales of businesses and other assets	58	38.8	38.1
Proceeds from sales (purchases) of investment securities, net		22.8	(22.8)
Acquisition of businesses, net of cash acquired	(41.7)		(26.7)
Investment in MillerCoors	(514.5)	(84.3)
Return of capital from Miller Coors	448.2
Deconsolidation of Brewers' Retail, Inc.	(26.1)
Investment in and advances to an unconsolidated affiliate		(6.9)
Trade loan repayments from customers	32.1	25.8	32.3
Trade loans advanced to customers	(25.5)	(31.5)	(32.9)
Other	0.1	(3.7)	1.2
Net cash used in investing activities	(194.1)	(269.5)	(439.1)
Cash flows from financing activities:
Exercise of stock options under equity compensation plans	43.1	59	209.5
Excess tax benefits from share-based compensation	21.7	8.3	28.1
Dividends paid	(170.4)	(139.1)	(114.8)
Dividends paid to noncontrolling interest holders	(2.9)	(20.3)	(17)
Proceeds from issuances of long-term debt		16
Proceeds from issuance of convertible debt			575
Debt issuance costs			(10.2)
Sale of warrants			57
Purchase of call options			(106.7)
Payments on long-term debt and capital lease obligations	(0.4)	(181.3)	(631)
Proceeds from short-term borrowings	14.7	54.5	179.2
Payments on short-term borrowings	(17)	(47.3)	(180.5)
Net proceeds from (payments on) revolving credit facilities		1.1	(6.1)
Change in overdraft balances and other	(6)	(29.8)	20.7
Proceeds from settlements of debt-related derivatives		12	5.2
Net cash (used in) provided by financing activities	(117.2)	(266.9)	8.4
Cash and cash equivalents:
Net increase (decrease) in cash and cash equivalents	512.9	(124.9)	185.3
Effect of foreign exchange rate changes on cash and cash equivalents	5.1	(35.9)	9.5
Balance at beginning of year	216.2	377	182.2
Balance at end of year	$ 734.2	$ 216.2	$ 377

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY AND NONCONTROLLING INTEREST (USD $) In Millions	Class A Common Stock Common stock issued	Class B Common Stock Common stock issued	Class A Exchangeable Stock Exchangeable shares issued	Class B Exchangeable Stock Exchangeable shares issued	Retained earnings	Accumulated other comprehensive income (loss)	Paid-in-capital	Comprehensive Income	Non controlling Interest	Total
Balance at Dec. 31, 2006		$ 1.3	$ 124.7	$ 1,311	$ 1,673.5	$ 333.9	$ 2,389.9		$ 28.6	$ 5,862.9
Increase (Decrease) in Stockholders' Equity
Exchange of shares		0.1	0.1	(365.7)			365.5
Sale of warrants							57			57
Purchase of call options							(66)			(66)
Shares issued under equity compensation plan		0.1					238.7			238.8
Amortization of stock based compensation							37.4			37.4
Adjustment to adopt convertible debt guidance, see Note 2							64.2			64.2
Adjustment to adopt guidance to account for uncertainty in income taxes, see Note 2					(105.4)					(105.4)
Comprehensive income:
Net income (loss)					492			507.3	15.3	507.3
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments						783.2		783.2		783.2
Unrealized gain (loss) on derivative instruments, net						(3.4)		(3.4)		(3.4)
Realized gain (loss) on derivative instruments reclassified to net income, net						2.9		2.9		2.9
Pension and other postretirement benefit adjustments						6.3		5.2	(1.1)	5.2
Other comprehensive income (loss)								1,295.2		1,295.2
Dividends declared and paid					(114.8)				(17)	(131.8)
Balance at Dec. 30, 2007		1.5	124.8	945.3	1,945.3	1,122.9	3,086.7		25.8	7,252.3
Increase (Decrease) in Stockholders' Equity
Exchange of shares		0.1	(5.4)	(159)			164.3
Shares issued under equity compensation plan							24.6			24.6
Amortization of stock based compensation							59			59
Contribution to MillerCoors						134.5			(26.3)	108.2
Comprehensive income:
Net income (loss)					378.7			390.9	12.2	390.9
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments						(1,234.7)		(1,234.7)		(1,234.7)
Unrealized gain (loss) on derivative instruments, net						49		49		49
Realized gain (loss) on derivative instruments reclassified to net income, net						3.9		3.9		3.9
Ownership share of equity method investees other comprehensive income						(211.2)		(211.2)		(211.2)
Pension and other postretirement benefit adjustments						(235.8)		(243.2)	(7.4)	(243.2)
Other comprehensive income (loss)								(1,245.3)		(1,245.3)
Dividends declared and paid					(139.1)				(20.3)	(159.4)
Balance at Dec. 28, 2008	0	1.6	119.4	786.3	2,184.9	(371.4)	3,334.6		(16)	6,039.4
Increase (Decrease) in Stockholders' Equity
Exchange of shares			(0.3)	(24.5)			24.8
Shares issued under equity compensation plan							61			61
Amortization of stock based compensation							21.1			21.1
Acquisition of a business									9.6	9.6
Deconsolidation of BRI									(5.7)	(5.7)
Comprehensive income:
Net income (loss)					720.4			723.2	2.8	723.2
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments						614.7		614.7		614.7
Unrealized gain (loss) on derivative instruments, net						(28.7)		(28.7)		(28.7)
Realized gain (loss) on derivative instruments reclassified to net income, net						(10.6)		(10.6)		(10.6)
Ownership share of equity method investees other comprehensive income						56.7		56.7		56.7
Pension and other postretirement benefit adjustments						(240)		(214.6)	25.4	(214.6)
Other comprehensive income (loss)								1,140.7		1,140.7
Dividends declared and paid					(170.4)				(2.9)	(173.3)
Balance at Dec. 26, 2009	$ 0	$ 1.6	$ 119.1	$ 761.8	$ 2,734.9	$ 20.7	$ 3,441.5		$ 13.2	$ 7,092.8

Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Basis of Presentation and Summary of Significant Accounting Policies

1. Basis of Presentation and Summary of Significant Accounting Policies

        Unless otherwise noted in this report, any description of "we", "us" or "our" includes Molson Coors Brewing Company ("MCBC" or the "Company"), principally a holding company, and its operating subsidiaries: Coors Brewing Company ("CBC"), operating in the United States ("U.S.") until June 30, 2008 when MCBC and SABMiller plc ("SABMiller") combined the U.S. and Puerto Rico operations of their respective subsidiaries, CBC and Miller Brewing Company ("Miller") and the results and financial position of U.S. operations, which had historically comprised substantially all of our U.S. reporting segment were, in all material respects, deconsolidated from MCBC prospectively upon formation of MillerCoors LLC ("MillerCoors"), see Note 4, "Equity Investments"; Molson Coors Brewing Company (UK) Limited ("MCBC-UK"), formerly referred to as Coors Brewers Limited ("CBL"), operating in the United Kingdom ("U.K."); Molson Coors Canada ("MCC"), formerly referred to as Molson Canada ("Molson"), operating in Canada; and our other corporate entities. Any reference to "Coors" means the Adolph Coors Company prior to the 2005 merger with Molson Inc. (the "Merger"). Any reference to Molson Inc. means MCC prior to the Merger. Any reference to "Molson Coors" means MCBC after the Merger.

        Unless otherwise indicated, information in this report is presented in U.S. dollars ("USD" or " $").

Our Fiscal Year

        In 2009, our fiscal year is a 52 week period ending on the last Saturday in December. Previously, our fiscal year was a 52 or 53 week period ending on the last Sunday in December. The fiscal years ended December 26, 2009, December 28, 2008, and December 30, 2007, were 52 week periods.

Principles of Consolidation

        Our consolidated financial statements include our accounts and our majority-owned and controlled domestic and foreign subsidiaries, as well as certain variable interest entities. All significant intercompany accounts and transactions have been eliminated in consolidation.

Reporting Periods Presented

        The results from Brewers' Retail, Inc. ("BRI"), a consolidated subsidiary through February 28, 2009, are reported one month in arrears. Due to a change in our ownership level of BRI, we deconsolidated this entity from our financial statements as of March 1, 2009, and began to prospectively account for it under the equity method of accounting. See Note 4, "Equity Method Investments" for further information.

Use of Estimates

        Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). These accounting principles require us to make certain estimates, judgments and assumptions. We believe that the estimates, judgments and assumptions used to determine certain amounts that affect the financial statements are reasonable, based on information available at the time they are made. To the extent there are material differences between these estimates and actual results, our consolidated financial statements may be affected.

Reclassifications and Retrospective Applications

        During the first quarter of 2009, we adopted new pronouncements related to noncontrolling interests in consolidated financial statements and accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement), both of which required retrospective applications. See discussions in Note 2, "New Accounting Pronouncements." In addition, certain prior period amounts have been reclassified to conform to the current period presentation.

Revenue Recognition

        Depending upon the method of distribution, revenue is recognized when the significant risks and rewards of ownership are transferred to the customer or distributor, which is either at the time of shipment to distributors or upon delivery of product to retail customers.

        In the United Kingdom, excise taxes are included in the purchase price we pay the vendor on beverages for the factored brands business purchased from third parties for resale, and are included in our net sales and cost of goods sold when ultimately sold.

        The cost of various programs, such as price promotions, rebates and coupon programs are treated as a reduction of sales. Sales of products are for cash or otherwise agreed upon credit terms. Revenue is stated net of incentives, discounts and returns.

        Outside of unusual circumstances, if product is returned, it is generally for failure to meet our quality standards, not caused by customer actions. Products that do not meet our high quality standards are returned and destroyed. We do not have standard terms that permit return of product. We estimate the costs for product returns and record those costs in cost of goods sold each period. We reduce revenue at the value of the original sales price in the period that the product is returned.

Cost of Goods Sold

        Our cost of goods sold includes beer raw materials, packaging materials (including promotional packaging), manufacturing costs, plant administrative support and overheads, inbound and outbound freight charges, purchasing and receiving costs, inspection costs, warehousing, and internal transfer costs.

Equity Method Accounting

        We generally apply the equity method of accounting to 20% to 50% owned investments where we exercise significant influence, except for certain investments that must be consolidated as variable interest entities. Equity method investments include our equity ownership in MillerCoors in the U.S., Tradeteam (a transportation and logistics services company in the U.K.), and Modelo Molson Imports, L.P., BRI, Brewers' Distributor Ltd. ("BDL") and our former interests in the Montréal Canadiens and House of Blues, all in Canada. See Note 4, "Equity Investments."

        There are no related parties that own interests in our equity method investments as of December 26, 2009.

Marketing, General and Administrative Expenses

        Our marketing, general and administrative expenses consist of advertising, sales costs, non-manufacturing administrative, and overhead costs. The creative portion of our advertising activities is expensed as incurred. Production costs of advertising and promotional materials are generally expensed when the advertising is first run. Advertising expense was  $349.3 million,  $610.0 million, and  $858.1 million for years 2009, 2008, and 2007, respectively. Prepaid advertising costs of  $13.9 million and  $8.1 million, were included in other current assets in the Consolidated Balance Sheets at December 26, 2009, and December 28, 2008, respectively.

Trade Loans

        MCBC-UK extends loans to a portion of the retail outlets that sell our brands. Some of these loans provide for no interest to be payable, and others provide for payment of a below market interest rate. In return, the retail outlets receive smaller discounts on beer and other beverage products purchased from us, with the net result being MCBC-UK attaining a market return on the outstanding loan balance. We therefore reclassify a portion of beer revenue into interest income to reflect a market rate of interest on these loans. In 2009, 2008 and 2007, these amounts were  $8.3 million,  $10.7 million and  $11.5 million, respectively. This interest income is included in the U.K. segment since it is related solely to MCBC-UK.

        Trade loan receivables are classified as either other receivables or non-current notes receivable in our Consolidated Balance Sheets. At December 26, 2009, and December 28, 2008, total loans outstanding, net of allowances, were  $62.5 million and  $68.8 million, respectively.

Allowance for Doubtful Accounts

        Canada's distribution channels are highly regulated by provincial regulation and experience few collectability problems. However, MCC does have direct sales to retail customers for which an allowance is recorded based upon expected collectability and historical experience.

        Because the majority of MCBC-UK sales are directly to retail customers, and because of the industry practice of making trade loans to customers, our ability to manage credit risk in this business is critical. At MCBC-UK, we provide allowances for uncollectible trade receivables and trade loans from our customers. Generally, provisions are recorded to cover the full exposure to a specific customer at the point the account is considered uncollectible. Accounts are typically deemed uncollectible based on the sales channel, after becoming either one hundred twenty days or one hundred eighty days overdue. We record the provision in marketing, general and administrative expenses. Provisions are reversed upon recoverability of the account.

        We are not able to predict changes in financial condition of our customers, and if circumstances related to our customers deteriorate, our estimates of the recoverability of our trade receivables and trade loans could be materially affected.

Inventories

        Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out ("FIFO") method. Prior to the formation of MillerCoors, substantially all of the inventories in the United States were determined on the last-in, first-out ("LIFO") method.

        We regularly assess the shelf-life of our inventories and reserve for those inventories when it becomes apparent the product will not be sold within our freshness specifications. There were no allowances for obsolete finished goods or packaging materials at December 26, 2009 or at December 28, 2008.

Fair Value of Financial Instruments

        The carrying amounts of our cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate fair value as recorded due to the short-term maturity of these instruments. In addition, the carrying amounts of our trade loan receivables approximate fair value. The fair value of long-term obligations for derivatives was estimated by discounting the future cash flows using market interest rates, adjusted for non-performance credit risk associated with our counterparties (assets) or with MCBC (liabilities). See Note 19, "Derivative Instruments and Hedging Activities." Based on current market rates for similar instruments, the fair value of long-term debt is presented in Note 14, "Debt."

        The Financial Accounting Standards Board ("FASB") issued guidance for fair value establishes a hierarchy that prioritizes fair value measurements based on the types of inputs used for the various valuation techniques (market approach, income approach and cost approach). We utilize a combination of market and income approaches to value derivative instruments, and use an income approach for valuing our indemnity obligations. Our financial assets and liabilities are measured using inputs from the three levels of the fair value hierarchy. The three levels of the hierarchy are as follows:

        The three levels of the hierarchy are as follows:

        Level 1—Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access at the measurement date.

        Level 2—Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are less active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

        Level 3—Unobservable inputs that reflect our assumptions about the assumptions that market participants would use in pricing the asset or liability. We develop these inputs based on the best information available, including our own data.

Foreign Currency Translation

        Assets and liabilities recorded in foreign currencies that are the functional currencies for the respective operations are translated at the prevailing exchange rate at the balance sheet date. Revenue and expenses are translated at the average exchange rates during the period. Translation adjustments resulting from this process are reported as a separate component of other comprehensive income.

Factored Brands

        In addition to supplying our own brands, MCBC-UK sells other beverage companies' products to on-premise customers to provide them with a full range of products for their retail outlets. These factored brand sales are included in our financial results, but the related volume is not included in our reported sales volumes. We refer to this as the "factored brand business." In the factored brand business, MCBC-UK normally purchases factored brand inventory, taking orders from customers for such brands, and invoicing customers for the product and related costs of delivery. In accordance with guidance pertaining to reporting revenue gross as a principal versus net as an agent, sales under the factored brands are generally reported on a gross income basis.

Goodwill and Other Asset Valuation

        We evaluate the carrying value of our goodwill and indefinite-lived intangible assets for impairment at least annually, and we evaluate our other tangible and intangible assets for impairment when there is evidence that certain events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable. Significant judgments and assumptions are required in such impairment evaluations. See Note 13, "Goodwill and Intangible Assets."

Statement of Cash Flows Data

        Cash equivalents represent highly liquid investments with original maturities of 90 days or less. The carrying value of these investments approximates their fair value. The following presents our supplemental cash flow information:

	For the fiscal years ended
	December 26, 2009	December 28, 2008	December 30, 2007
	(In millions)
Cash paid for interest(1)	$76.0	$84.2	$104.4
Cash paid for taxes	$50.9	$71.5	$77.6
Receipt of note upon sale of property	$—	$2.8	$—
Issuance of restricted stock, net of forfeitures	$8.9	$28.2	$11.1
Issuance of performance shares, net of forfeitures	$14.1	$0.9	$1.6
(1)
2008 and 2007 includes cash paid for interest of  $3.0 and  $6.2 million, respectively associated with debt extinguishment costs.

        See Note 4, "Equity Investments," for a summary of assets and liabilities contributed to MillerCoors, the formation of which was a significant non-cash activity in 2008.

New Accounting Pronouncements	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
New Accounting Pronouncements

2. New Accounting Pronouncements

Adoption of New Accounting Pronouncements

Accounting for Uncertainty in Income Taxes

        On January 1, 2007, we adopted the FASB's guidance related to accounting for uncertainty in income taxes. This guidance clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements by prescribing a two-step process to determine the amount of tax benefit to be recognized. However, the tax position must be evaluated to determine the likelihood that it will be sustained upon examination. If the tax position is deemed "more-likely-than-not" to be sustained, the tax position is then valued to determine the amount of benefit to be recognized in the financial statements. The cumulative effect of applying the new requirement has been recorded as a reduction to the beginning balance of retained earnings as of January 1, 2007 in the amount of  $105.4 million. See Note 8, "Income Tax," for further discussion related to income taxes

Business Combinations

        In December 2007, the FASB issued authoritative guidance for business combinations, which establishes principles and requirements for the manner in which the acquirer in a business combination (i) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed and any noncontrolling interest in the acquiree, (ii) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase and (iii) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. In addition to new financial statement disclosures, this guidance also changes the accounting treatment for certain specific items, including the expensing of acquisition costs and restructuring costs associated with a business combination, and changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date which generally affects income tax expense. This guidance applies prospectively to business combinations for which the acquisition date is on or after December 29, 2008, with the exception of the accounting for valuation allowances on deferred tax assets and acquired tax contingencies, for which the adoption is retrospective. The adoption of this guidance did not have a significant impact on the determination or reporting of our financial results.

Noncontrolling Interests

        In December 2007, the FASB issued authoritative guidance related to noncontrolling interests in consolidated financial statements. This guidance requires the recognition of a noncontrolling interest (previously referred to as minority interest) as a component of equity in the consolidated financial statements and separate from the parent's equity. The amount of net income attributable to the noncontrolling interest is included in consolidated net income in the consolidated statement of operations. It also amends existing guidance to be consistent with the revised guidance for business combinations discussed above, including procedures associated with the deconsolidation of a subsidiary. As such, our adoption of this guidance on December 28, 2008 impacted the accounting for the deconsolidation of BRI in the first quarter of 2009. Changes to noncontrolling interests reflected in total equity during 2009 resulted from  $2.8 million of net earnings, establishment of the non-controlling interest in Cobra Beer Partnership Ltd of  $9.6 million, and the effects of deconsolidating BRI ( $19.7 million). Changes to the individual components of accumulated other comprehensive income attributable to noncontrolling interests were insignificant. See Note 6 "Variable Interest Entities" for further discussion. This guidance also includes expanded disclosure requirements regarding the interests of the parent and its noncontrolling interest.

Accounting for Convertible Debt Instruments

        In May 2008, the FASB issued authoritative guidance related to accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) that applies to all convertible debt instruments that have a "net settlement feature", which means that such convertible debt instruments, by their terms, may be settled either wholly or partially in cash upon conversion. This guidance requires issuers of convertible debt instruments that may be settled wholly or partially in cash upon conversion to separately account for the liability and equity components in a manner reflective of the issuers' nonconvertible debt borrowing rate. The Company retrospectively adopted this guidance on December 29, 2008, impacting historical accounting for our 2007 2.5% Convertible Senior Notes due July 30, 2013 ("Convertible Senior Notes"). See further discussion in Note 14, "Debt."

Subsequent Events Treatment

        In May 2009, the FASB issued authoritative guidance related to subsequent events, which formalizes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, this guidance sets forth: (i) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and (iii) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. For the year ended December 26, 2009, subsequent events were evaluated through February 19, 2010, the date the financial statements were issued.

New Accounting Pronouncements Not Yet Adopted

Consolidation of Variable Interest Entities

        In June 2009, the FASB issued authoritative guidance related to the consolidation of variable interest entities, which requires an enterprise to determine whether its variable interest or interests give it a controlling financial interest. The primary beneficiary of a variable interest entity is the enterprise that has both (1) the power to direct the activities of a variable interest entity that most significantly impact the entity's economic performance, and (2) the obligation to absorb losses of the entity that could potentially be significant to the variable interest entity or the right to receive benefits from the entity that could potentially be significant to the variable interest entity. This amendment also requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity requiring consolidation. The guidance is effective for our first quarter ending March 27, 2010. We are currently evaluating the impact that this guidance may have on the determination or reporting of our financial results.

Segment Reporting	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Segment Reporting

3. Segment Reporting

        Our reporting segments are based on the key geographic regions in which we operate, which are the basis on which our chief operating decision maker evaluates the performance of the business. The Company operates in the reporting segments listed below.

Reportable segments

Canada

        The Canada segment consists of our production, marketing and sales of the Molson family of brands, Coors Light and other brands, principally in Canada; BRI, our joint venture arrangement related to the distribution and retail sale of beer in Ontario and BDL, our joint venture arrangement related to the distribution of beer in the western provinces, both accounted for as equity method investments. The Canada segment also includes our equity interest in Modelo Molson Imports, L.P ("MMI").

        We have an agreement with Heineken N.V. that grants us the right to import, market, and sell Heineken products throughout Canada and with Miller Brewing Co., a subsidiary of SABMiller, to brew, market, and sell several Miller brands, and distribute and sell imported Miller brands. We also have the right to contract brew and package Asahi for the U.S. market.

United States (U.S.)

        As discussed in Note 1, "Basis of Presentation and Summary of Significant Accounting Policies," effective July 1, 2008, MillerCoors LLC ("MillerCoors") began operations. The results and financial position of our U.S. segment operations were deconsolidated upon contribution to the joint venture, and our interest in MillerCoors is being accounted for and reported by us under the equity method of accounting. MCBC's equity investment in MillerCoors will represent our U.S. segment going forward.

United Kingdom (U.K.)

        The U.K. segment consists of our production, marketing and sales of the MCBC-UK brands (the largest of which is Carling), principally in the U.K. and the Republic of Ireland; our consolidated joint venture arrangement relating to the production and distribution of the Grolsch brands in the U.K. and the Republic of Ireland; and our equity method joint venture arrangement ("Tradeteam") for the physical distribution of products throughout Great Britain.

Non-reportable segment and other business activities

Molson Coors International ("MCI") and Corporate

        MCI includes results of operations in developing markets around the world, including Asia, Mexico, the Caribbean (not including Puerto Rico) and continental Europe. Corporate includes interest and certain other general and administrative costs that are not allocated to any of the operating segments. The majority of these corporate costs relate to worldwide administrative functions, such as corporate affairs, legal, human resources, accounting, treasury, insurance and risk management. Corporate also includes certain royalty income and administrative costs related to the management of intellectual property.

Summarized financial information

        No single customer accounted for more than 10% of our sales. Net sales represent sales to third party external customers. Inter-segment sales revenues other than sales to MillerCoors are insignificant and eliminated in consolidation.

        The following tables represent consolidated net sales, consolidated interest expense, consolidated interest income, and reconciliations of amount shown as income (loss) from continuing operations before income taxes to income from continuing operations attributable to MCBC.

	Year ended December 26, 2009
	Canada	U.S.	U.K.	MCI and Corporate	Consolidated
	(In millions)
Net sales	$1,732.3	$—	$1,226.2	$73.9	$3,032.4
Interest expense	—	—	—	(96.6)	(96.6)
Interest income	—	—	8.3	2.4	10.7
Income (loss) from continuing operations before income taxes	$462.6	$382.0	$90.8	$(217.9)	$717.5
Income tax benefit					14.7

Income from continuing operations					732.2
Net income attributable to noncontrolling interests					(2.8)

Income from continuing operations attributable to MCBC					$729.4

	Year ended December 28, 2008
	Canada	U.S.	U.K.	MCI and Corporate	Eliminations	Consolidated
	(In millions)
Net sales(1)	$1,920.0	$1,504.8	$1,342.2	$62.9	$(55.6)	$4,774.3
Interest expense	—	—	—	(119.1)	—	(119.1)
Interest income	—	—	10.7	6.6	—	17.3
Debt extinguishment costs	—	—	—	(12.4)	—	(12.4)
Income (loss) from continuing operations before income taxes	$458.4	$265.0	$85.4	$(309.4)	$—	$499.4
Income tax expense						(96.4)

Income from continuing operations						403.0
Net income attributable to noncontrolling interests						(12.2)

Income from continuing operations attributable to MCBC						$390.8

	Year ended December 30, 2007
	Canada	U.S.	U.K.	MCI and Corporate	Eliminations	Consolidated
	(In millions)
Net sales(1)	$2,005.1	$2,754.8	$1,455.6	$67.0	$(91.9)	$6,190.6
Interest expense	—	—	—	(134.9)	—	(134.9)
Interest income	—	—	11.5	15.1	—	26.6
Debt extinguishment costs	—	—	—	(24.5)	—	(24.5)
Income (loss) from continuing operations before income taxes	$426.9	$286.6	$89.5	$(277.0)	$—	$526.0
Income tax expense						(1.0)

Income from continuing operations						525.0
Net income attributable to noncontrolling interests						(15.3)

Income from continuing operations attributable to MCBC						$509.7

(1)
Beginning in the third quarter of 2009, management adjusted internal financial reporting to conform sales reporting for the pre-MillerCoors periods to the post-MillerCoors periods. As a result, Canada segment sales for years ended December 28, 2008 and December 30, 2007, are higher than reported in prior periods due to the inclusion of  $55.6 million and  $91.9 million of intersegment/intercompany sales, respectively, which were eliminated upon consolidation.

        The following table represents total assets by reporting segment:

	As of
	December 26, 2009	December 28, 2008
	(In millions)
Canada(1)	$6,402.0	$5,688.1
U.S.	2,613.6	2,418.7
U.K.(1)	2,359.8	2,024.2
MCI and Corporate	635.8	247.1
Discontinued operations	9.9	8.5

Consolidated total assets	$12,021.1	$10,386.6

(1)
A significant part of the increase in asset values in Canada and the UK in 2009 reflects the strengthening of the Canadian dollar ("CAD") and the British pound ("GBP") against the USD.

        The following table represents cash flow information by segment:

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
	(In millions)
Depreciation and amortization(1):
Canada	$100.0	$118.3	$139.9
United States(2)	—	51.3	97.4
United Kingdom	77.6	99.3	105.6
MCI and Corporate	9.8	4.5	2.9

Consolidated depreciation and amortization	$187.4	$273.4	$345.8

Capital expenditures:
Canada	$43.5	$72.7	$95.7
United States(2)	—	55.9	142.5
United Kingdom	64.6	88.2	181.8
MCI and Corporate	16.6	13.7	8.3

Consolidated capital expenditures	$124.7	$230.5	$428.3

(1)
Depreciation and amortization amounts do not reflect amortization of bond discounts, fees, or other debt-related items.

(2)
Reflects the formation of MillerCoors on July 1, 2008. Prior periods reflect amounts of the Company's pre-existing U.S. operations.

        The following table represents sales by geographic segment:

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
	(In millions)
Net sales to unaffiliated customers(1):
Canada	$1,687.0	$1,804.6	$1,877.6
United States and its territories(2)	46.3	1,565.7	2,757.8
United Kingdom	1,180.3	1,311.3	1,418.0
Other foreign countries	118.8	92.7	137.2

Consolidated net sales	$3,032.4	$4,774.3	$6,190.6

(1)
Net sales attributed to geographic areas is based on the location of the customer.

(2)
Reflects the formation of MillerCoors on July 1, 2008. Prior periods reflect amounts of the Company's pre-existing U.S. operations.

        The following table represents long-lived assets by geographic segment:

	As of
	December 26, 2009	December 28, 2008
	(In millions)
Long-lived assets(1):
Canada(2)	$788.7	$835.4
United States and its territories	44.3	34.2
United Kingdom(3)	459.1	431.8
Other foreign countries	0.4	0.5

Consolidated long-lived assets	$1,292.5	$1,301.9

(1)
Long-lived assets include net properties and are based on geographic location of the long-lived assets.

(2)
A significant part of the decrease in long-lived asset value in Canada in 2009 is related to the deconsolidation of BRI which was offset partially by the strengthening of the CAD against the USD.

(3)
The increase in asset value in the UK in 2009 reflects the strengthening of the GBP against the USD.

Equity Investments	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Equity Investments

4. Equity Investments

Investment in MillerCoors

        Effective July 1, 2008, MCBC and SABMiller combined the U.S. and Puerto Rico operations of their respective subsidiaries, CBC and Miller.

        MillerCoors has a Board of Directors consisting of five MCBC-appointed directors and five SABMiller-appointed directors. The percentage interests in the profits of MillerCoors are 58% for SABMiller and 42% for MCBC, and voting interests are shared 50%-50%. Each party to the joint venture has agreed not to transfer its economic or voting interests in the joint venture for a period of five years, and certain rights of first refusal will apply to any subsequent assignment of such interests.

        The results and financial position of U.S. operations, which had historically comprised substantially all of our U.S. reporting segment were, in all material respects, deconsolidated from MCBC prospectively upon formation of MillerCoors. Our interest in the new combined operations is accounted for under the equity method of accounting.

        The following table summarizes the carrying values of net assets contributed to MillerCoors on July 1, 2008 (in millions):

As of July 1, 2008
Current assets	$684.9
Property, plant and equipment	1,004.3
Goodwill	1,608.8

Total assets contributed	3,298.0
Current liabilities	573.2
Noncurrent liabilities	204.3

Total liabilities	777.5
Accumulated other comprehensive loss(1)	(211.9)

Net assets contributed	$2,732.4

(1)
Represents the accumulated other comprehensive loss associated with employee retirement and post-employment benefit plan obligations and derivative assets contributed to MillerCoors.

        Summarized financial information for MillerCoors is as follows (in millions):

Condensed balance sheet

	As of
	December 31, 2009	December 31, 2008
Current assets	$808.5	$849.0
Noncurrent assets	9,025.0	8,853.2

Total assets	$9,833.5	$9,702.2

Current liabilities	$885.4	$1,033.6
Noncurrent liabilities	1,278.4	1,412.3

Total liabilities	2,163.8	2,445.9
Noncontrolling interests	28.1	29.4
Interest attributable to shareholders'	7,641.6	7,226.9

Total liabilities and shareholders' investment	$9,833.5	$9,702.2

Results of operations

	For the year ended December 31, 2009	For the six months ended December 31, 2008
	Actual
Net sales	$7,574.3	$3,689.4
Cost of goods sold	(4,720.9)	(2,326.0)

Gross profit	$2,853.4	$1,363.4
Operating income	$866.1	$227.2
Net income attributable to MillerCoors	$842.8	$222.4

        The following represents MCBC's proportional share in MillerCoors of net income reported under the equity method (in millions):

	For the year ended December 31, 2009	For the six months ended December 31, 2008
MillerCoors net income	$842.8	$222.4
MCBC economic interest	42%	42%

MCBC proportionate share of MillerCoors net income	354.0	93.4
MillerCoors accounting policy elections(1)	7.3	27.7
Amortization of the difference between MCBC contributed cost basis and proportional share of the underlying equity in net assets of MillerCoors(2)	11.7	36.7
Share-based compensation adjustment(3)	9.0	(2.2)

Equity income in MillerCoors	$382.0	$155.6

(1)
MillerCoors made its initial accounting policy elections upon formation, impacting certain asset and liability balances contributed by MCBC. Our investment basis in MillerCoors is based on the book value of the net assets we contributed to it. These adjustments reflect the favorable impact to our investment in MillerCoors as a result of the differences resulting from accounting policy elections, the most significant of which was MillerCoors' election to value contributed CBC inventories using the first in, first out (FIFO) method, rather than the last in, first out (LIFO) method, which had been applied by CBC prior to the formation of MillerCoors, the impact of which was fully amortized in early 2009.

(2)
MCBC's net investment in MillerCoors is based on the carrying values of the net assets it contributed to the joint venture which is less than our proportional share of underlying equity (42%) of MillerCoors (contributed by both Coors and Miller) by approximately  $631 million. This difference is being amortized as additional equity income over the remaining useful lives of long-lived assets giving rise to the difference. For non-depreciable assets, such as goodwill, no adjustment is being recorded unless there is an impairment in our overall investment. During the fourth quarter of 2008, MillerCoors recognized an impairment charge of  $65.0 million associated with its Sparks brand intangible asset. Included in our basis amortization income shown above is a credit of  $27.3 million, or 42% of that amount, as our proportional share of the underlying basis in the Sparks intangible asset was less than that of MillerCoors, no impairment existed at a MCBC level.

(3)
The net adjustment is to record all stock-based compensation associated with pre-existing equity awards to be settled in MCBC Class B common stock held by former CBC employees now employed by MillerCoors and to eliminate all stock-based compensation impacts related to preexisting SABMiller equity awards held by Miller employees now employed by MillerCoors.

        During the year ended December 26, 2009, we recorded  $38.1 million and  $10.6 million of sales of beer to MillerCoors and purchase of beer from MillerCoors, respectively. In addition, we recorded  $12.7 million of service agreement and other charges to MillerCoors and  $1.6 million of service agreement costs from MillerCoors. As of December 26, 2009, we had  $5.4 million due from MillerCoors related to activities mentioned above. During the twenty-six weeks ended December 28, 2008, we recorded  $51.3 million and  $2.9 million of sales of beer to MillerCoors and purchase of beer from MillerCoors, respectively. In addition, we recorded  $5.8 million of service agreement charges to MillerCoors and  $0.6 million of service agreement costs from MillerCoors. As of December 28, 2008, we had  $20.2 million due from MillerCoors related to activities mentioned above.

        MCBC assigned the United States and Puerto Rican rights to the legacy Coors brands, including Coors Light, Coors Banquet, Keystone Light and the Blue Moon brands, to MillerCoors. We retained all ownership rights of these brands outside of the United States and Puerto Rico. In addition, we maintain numerous water rights in Colorado. We lease these water rights to MillerCoors at no cost for use at their Golden, Colorado brewery.

        There were no significant undistributed earnings in MillerCoors as of December 26, 2009 or December 28, 2008.

All Other Equity Investments

Tradeteam Ltd.

        Tradeteam Ltd., is a joint venture between MCBC-UK and DHL in which MCBC-UK has a 49.9% interest that has an exclusive contract with MCBC-UK to provide transportation and logistics services in England and Wales until 2018. Our approximate financial commitments under the distribution contract with Tradeteam are as follows:

Amount
(In millions)
2010	$130.8
2011	134.7
2012	138.8
2013	142.9
2014	147.2
Thereafter	536.0

Total	$1,230.4

        The financial commitments on termination of the distribution agreement are to essentially take over property, assets and people used by Tradeteam to deliver the service to MCBC-UK, paying Tradeteam's net book value for assets acquired which approximates  $50.8 million as of December 26, 2009.

        Services provided under the Tradeteam, Ltd. contract were approximately  $118.4 million,  $146.6 million, and  $157.5 million for the years ended December 26, 2009, December 28, 2008, and December 30, 2007, respectively. As of December 26, 2009 and December 28, 2008, we had  $10.2 million and  $2.3 million due to Tradeteam for services provided.

Montréal Canadiens

        Molson Hockey Holdings, Inc. ("MHHI"), a wholly-owned subsidiary of the Company, owned a 19.9% indirect common ownership in the Montréal Canadiens professional hockey team, the Gillett Entertainment Group and certain related assets (collectively, the "Club"). An independent party owned the controlling 80.1% common ownership interest in the Club. During the fourth quarter of 2009, CH Group Limited Partnership / Société en commandite Group CH (formerly Racine Limited Partnership / Société en commandite Racine) ("CH Group") purchased the controlling 80.1% common ownership interest in the Club, as well as the interest in the ground lease of Bell Centre arena in Montréal (the "Bell Centre") from the majority owner of the Club. The general partner of CH Group and one of its limited partners are entities affiliated with Andrew and Geoff Molson, who are both members of the Board of Directors of the Company.

        In connection with CH Group's purchase of the controlling common ownership interest in the Club and the Bell Centre, effective December 1, 2009, MHHI sold its 19.9% common ownership interest in the Club to CH Group. The Company received net proceeds of CAD  $56.3 million (USD  $53.3 million), which is equal to the sale price for the Company's interest reduced by a portion of the debt obligations of the Club assumed by the buyer, and recognized a gain of CAD  $48.7 million (USD  $46.0 million) related to this transaction. Included in this gain is CAD  $4.7 million (USD  $4.4 million) of escrow balances expected to be received during 2010 (after giving effect to a purchase price adjustment). The selling price of our interest in the Club was based on the price at which CH Group purchased the 80.1% controlling interest in the Club from the majority owner, an independent third party.

        As part of its ownership of the Club, the Company was historically obligated under two principal financial guarantees: a consent agreement with the NHL (the "Consent Agreement"), which required the direct and indirect owners of the Club to abide by certain funding requirements related to the ownership of the Club, including those provided in a shareholders' agreement; and a guarantee of the Club's majority owner's obligations under a ground lease for the Bell Centre (the "Ground Lease Guarantee"). In connection with the sale of our common ownership interest in the Club, we were released from our obligations under the Consent Agreement, but remain obligated under the Ground Lease Guarantee. However, CH Group agreed to indemnify the Company in connection with the liabilities we may incur under the Ground Lease Guarantee and provided the Company with a CAD  $10 million (USD  $9.5 million) letter of credit to guarantee such indemnity. This transaction did not materially affect our risk exposure related to the Ground Lease Guarantee, which continues to be recognized as a liability on our balance sheet. The gain that we recognized on the sale of our common ownership interest in the Club reflects the release of a CAD  $4.5 million (USD  $4.3 million) liability associated with the Consent Agreement.

Brewers' Retail Inc.

        Brewers' Retail, Inc. ("BRI") is a beer distribution and retail network for the Ontario region of Canada, owned by MCC, Labatt and Sleeman brewers and operates on a break-even basis. MCBC has historically consolidated BRI as its primary beneficiary. Contractual provisions cause our variable interests to fluctuate requiring frequent evaluations as to primary beneficiary status. Acquisition activity by another BRI owner (which is not a related party to MCC) caused our variable interest to decrease to a level indicating that we are no longer the primary beneficiary and, as such, we deconsolidated BRI from our financial statements during the first quarter of 2009. The deconsolidation does not impact our continuing involvement with BRI, which will remain the same. Further, following the deconsolidation, BRI remains a related party.

        BRI's liabilities exceeded its assets at the date of deconsolidation (negative book value), by  $90.3 million. We recorded a liability of  $74.3 million associated with the recognition of the fair value of our proportionate share of the guarantee we maintain with regard to BRI's debt obligations. We determined the fair value of the guarantee based upon our share of BRI's total debt obligation adjusted for nonperformance risk—considered a level 3 input. Because we have an obligation to proportionately fund BRI's obligations, the difference between net carrying value and the fair value of our retained equity interest in BRI was recorded as an adjustment to our BRI investment, effectively resulting in a negative equity method basis of  $16 million. Therefore, no gain was recognized upon deconsolidation. Additionally, because of our continued obligation, we continue to record our proportional share of BRI's net income or loss, despite our negative equity method basis. Administrative fees under the agreement with BRI were approximately  $89.2 million for the year ended December 26, 2009. As of December 26, 2009, we had  $44.3 million due from BRI related to services under the administrative fees agreement.

Brewers' Distributor Ltd.

        Brewers' Distributor Ltd. ("BDL") is a distribution operation owned by Molson and Labatt Breweries of Canada (collectively, the "Members") and pursuant to an operating agreement, acts as an agent for the distribution of their products in the western provinces of Canada. The two Members share 50%/50% voting control of this business.

        BDL charges Molson and Labatt administrative fees that are designed so the entity operates at break-even profit levels. This administrative fee is based on costs incurred, net of other revenues earned, and is allocated in accordance with the operating agreement to the Members based on volume of products. No other parties are allowed to sell beer through BDL, which does not take legal title to the beer distributed for its owners. Administrative fees under the contract were approximately  $43.9 million,  $52.8 million, and  $51.4 million for the years ended December 26, 2009, December 28, 2008, and December 30, 2007, respectively. As of December 26, 2009 and December 28, 2008, we had  $22.0 million and  $15.6 million due from BDL, respectively, related to services under the administrative fees agreement.

Modelo Molson Imports, L.P.

        Effective, January 1, 2008, Molson and Grupo Modelo, S.A.B. de C.V. established a joint venture, Modelo Molson Imports, L.P. ("MMI"), to import, distribute, and market the Modelo beer brand portfolio across all Canadian provinces and territories. Under this new arrangement, Molson's sales team is responsible for selling the brands across Canada on behalf of the joint venture. Molson holds a 50% ownership interest in MMI and accounts for it under the equity method of accounting. During 2009 and 2008, we incurred  $7.6 million and  $13.8 million, respectively, of costs payable to MMI. As of December 26, 2009 and December 28, 2008, we had  $0.2 million due from MMI and  $3.8 million due to MMI, respectively, related to activities provided by the existing operating agreement.

House of Blues Concerts Canada

        House of Blues Concerts Canada ("HOB") partnership was formed to promote, produce and commercially utilize concerts in Canada. Molson historically had a 50% interest in HOB. During 2007, we sold our investment in HOB, which resulted in  $30.0 million of proceeds and recognized a gain of  $16.7 million.

        Summarized financial information for Tradeteam, Ltd., the Montréal Canadiens, BRI, BDL, MMI and HOB combined is as follows (in millions):

Results of operations

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
Net sales	$996.9	$926.8	$768.5
Cost of goods sold	(487.4)	(565.2)	(509.0)

Gross profit	$509.5	$361.6	$259.5
Operating income	$47.0	$90.1	$38.6
Net Income	$22.0	$63.2	$16.2

Condensed Combined Balance sheet

	As of
	December 26, 2009	December 28, 2008
Current assets	$377.4	$261.4
Noncurrent assets	348.5	179.8

Total assets	$725.9	$441.2

Current liabilities	$443.2	$300.8
Noncurrent liabilities	283.3	177.6

Total liabilities	726.5	478.4
Noncontrolling interests		—
Owners' deficit	(0.6)	(37.2)

Total liabilities and owner's deficit	$725.9	$441.2

        There were no significant undistributed earnings as of December 26, 2009 or December 28, 2008 for any of the companies included in other equity investments above.

Discontinued Operations	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Discontinued Operations

5. Discontinued Operations

        In 2006, we sold a 68% equity interest in our Brazilian unit, Cervejarias Kaiser Brasil S.A. ("Kaiser"), to FEMSA Cerveza S.A. de C.V. ("FEMSA").

        The terms of the sale agreement require us to indemnify FEMSA for exposures related to certain tax, civil and labor contingencies arising prior to FEMSA's purchase of Kaiser (See Note 21, "Commitments and Contingencies").

        The table below summarizes the loss from discontinued operations, net of tax, presented on our consolidated statements of operations:

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
		(In millions)
Gain on sale of Kaiser(1)	$—	$—	$(2.7)
Adjustments to indemnity liabilities due to changes in estimates, foreign exchange gains and losses, and accretion expense (See "Footnote 21")	9.0	12.1	20.4

Loss from discontinued operations, net of tax	$9.0	$12.1	$17.7

(1)
The  $2.7 million gain recognized in 2007 resulted from a deferred tax liability adjustment related to the Kaiser transaction.

        As of December 26, 2009, included in current assets of discontinued operations on the balance sheet is  $9.9 million of deferred tax assets associated with these indemnity liabilities. As of December 28, 2008, included in current and non-current assets of discontinued operations on the balance sheet are  $1.5 million and  $7.0 million, respectively, of deferred tax assets associated with these indemnity liabilities.

Variable Interest Entities	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Variable Interest Entities

6. Variable Interest Entities

Brewers' Retail Inc.

        We deconsolidated BRI from our financial statements during the first quarter of 2009. See Note 4, "Equity Investments" for further discussion.

Rocky Mountain Metal Container

        RMMC, a Colorado limited liability company, is a joint venture with Ball Corporation in which MillerCoors holds and consolidates a 50% interest. Prior to the formation of MillerCoors on July 1, 2008, CBC held the 50% interest in RMMC and consolidated the results and financial position of RMMC in 2007 and first half of 2008. MillerCoors has a can and end supply agreement with RMMC. RMMC is a non-taxable entity, accordingly, for the periods RMMC was consolidated, income tax expense on the accompanying statements of operations only includes taxes related to our share of the joint venture income or loss. MCBC remains the guarantor of approximately  $37.4 million and  $43.3 million of RMMC debt at December 26, 2009 and December 28, 2008, respectively.

Rocky Mountain Bottle Company

        RMBC, a Colorado limited liability company, is a joint venture with Owens-Brockway Glass Container, Inc. ("Owens") in which MillerCoors holds a 50% interest. RMBC produces glass bottles at MillerCoors' glass manufacturing facility for use at its Golden and other breweries. The results and financial position of RMBC were consolidated in our financial statements in 2007 and the first half of 2008. MillerCoors consolidates RMBC and the results and financial position of RMBC are reflected through our equity method accounting for MillerCoors beginning July 1, 2008. RMBC is a non-taxable entity; accordingly, for the periods RMBC was consolidated by us, income tax expense in our consolidated statements of operations only includes taxes related to our share of the joint venture income or loss.

Grolsch

        Grolsch is a joint venture between MCBC-UK and Royal Grolsch N.V. in which we hold a 49% interest. The Grolsch joint venture markets Grolsch branded beer in the United Kingdom and the Republic of Ireland. The majority of the Grolsch branded beer is produced by MCBC-UK under a contract brewing arrangement with the joint venture. MCBC-UK and Royal Grolsch N.V. sell beer to the joint venture, which sells the beer back to MCBC-UK (for onward sale to customers) for a price equal to what it paid, plus a marketing and overhead charge and a profit margin. Grolsch is a taxable entity in the United Kingdom. Accordingly, income tax expense in our Consolidated Statements of Operations includes taxes related to the entire income of the joint venture.

Cobra Beer Partnership, Ltd

        During the second quarter of 2009, MCBC-UK purchased 50.1% of Cobra Beer Partnership, Ltd ("CBPL"), which owns the United Kingdom and world-wide rights to the Cobra beer brand (with the exception of the Indian sub-continent area). The addition of the Cobra beer brands broaden our specialty beer portfolio and provides access to additional on-premise outlets (primarily ethnic restaurants) in the U.K. The non-controlling interest is held by the founder of the Cobra beer brand. We consolidate the results and financial position of CBPL and it is reported within our U.K. operating segment. We have not presented pro forma information, as the acquisition of CBPL is not material to our results of operations or financial position.

Granville Island

        During the fourth quarter of 2009, Creemore Springs Brewery Ltd. ("Creemore"), a wholly-owned subsidiary of the Company, entered into an agreement to acquire 100% of Granville Island Brewing Company Ltd. and Mainland Beverage Distribution Ltd. (collectively, "Granville Island" or the "Granville Island Entities"). Granville Island is an established craft brewer located in Vancouver, Canada, with distribution throughout the Canadian province of British Columbia. This acquisition expands on our super premium portfolio in Canada.

        Under the terms of this agreement, we made a non-refundable deposit in exchange for one share of common stock in each of the Granville Island entities and expect to close on this transaction in the second quarter of 2010. The Granville Island entities are variable interest entities, and we are the primary beneficiary of these entities as of December 26, 2009, due to certain economic and voting rights. On December 1, 2009, we began consolidating the results and financial position of Granville Island, and it is reported within our Canada reportable segment. We have not presented pro forma information, as the acquisition of Granville Island is not material to our results of operations or financial position.

        The following summarizes the assets and results of operations of our consolidated joint ventures (including noncontrolling interests):

	For the years ended/As of
	December 26, 2009			December 28, 2008			December 30, 2007
	Total Assets(1)	Revenues(2)	Pre-tax income	Total Assets(1)	Revenues(2)	Pre-tax income	Total Assets(1)	Revenues(2)	Pre-tax income
	(In millions)
BRI	$—	$40.4	$—	$373.5	$271.1	$—	$442.7	$274.4	$2.2
RMMC(3)	$—	$—	$—	$—	$157.6	$3.7	$66.5	$295.1	$5.8
RMBC(3)	$—	$—	$—	$—	$56.5	$14.7	$41.0	$95.5	$20.2
Grolsch	$22.7	$37.8	$5.7	$16.7	$61.2	$8.5	$30.1	$77.6	$10.1
Cobra	$32.3	$21.2	$1.9	$—	$—	$—	$—	$—	$—
Granville Island	$28.7	$4.6	$0.2	$—	$—	$—	$—	$—	$—
(1)
Excludes receivables from the Company.

(2)
Substantially all such sales for RMMC, RMBC and Grolsch are made to the Company, and as such, are eliminated in consolidation. The BRI revenues for 2009 represent the first two months prior to deconsolidation.

(3)
Deconsolidated upon formation of MillerCoors on July 1, 2008.

Other Income and Expense	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Other Income and Expense

7. Other Income and Expense

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
	(In millions)
Gain (loss) on disposals of non-operating long-lived assets	$—	$1.7	$(0.3)
Gain on sale of Montréal Canadiens	46.0	—	—
Gain on sale of House of Blues Canada equity investment	—	—	16.7
Equity (loss) income of unconsolidated affiliates, other than MillerCoors, net	(1.2)	3.1	4.3
Gain (loss) from foreign exchange and derivatives(1)	6.1	(7.4)	(1.5)
Environmental reserve	(1.5)	(4.4)	—
Asset impairments of non-operating assets	—	(0.2)	(1.7)
Loss on non-operating leases	(3.6)	(2.4)	(1.8)
Other, net	3.6	1.2	2.0

Other income (expense), net	$49.4	$(8.4)	$17.7

(1)
During the third quarter of 2008, we entered into a cash settled total return swap with Deutsche Bank in order to gain an economic interest exposure to Foster's Group ("Foster's") stock (ASX:FGL), a major global brewer (see Note 19, "Derivative Instruments and Hedging Activities"). We recognized a net gain on the fair value of the swap of  $0.7 million during 2009 and a net loss of  $4.4 million during 2008.

Income Tax	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Income Tax

8. Income Tax

        The pre-tax income on which the provision for income taxes was computed is as follows:

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
	(In millions)
Domestic	$477.1	$372.7	$370.0
Foreign	240.4	126.7	156.0

Total	$717.5	$499.4	$526.0

        Income tax expense (benefit) includes the following current and deferred provisions:

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
	(In millions)
Current:
Federal	$(51.3)	$(8.1)	$69.8
State	9.6	0.4	6.5
Foreign	(100.8)	25.5	25.8

Total current tax (benefit) expense	$(142.5)	$17.8	$102.1

Deferred:
Federal	$87.0	$60.2	$(18.6)
State	14.7	15.4	(1.0)
Foreign	26.1	3.0	(81.5)

Total deferred tax expense (benefit)	$127.8	$78.6	$(101.1)

Total income tax (benefit) expense from continuing operations	$(14.7)	$96.4	$1.0

        Our income tax expense varies from the amount expected by applying the statutory federal corporate tax rate to income as follows:

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
Statutory Federal income tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefits	2.0%	1.3%	0.8%
Effect of foreign tax rates	(21.7)%	(21.1)%	(18.9)%
Effect of foreign tax law and rate changes	(2.7)%	—	(15.4)%
Effect of changes to unrecognized tax benefits	(18.8)%	(1.8)%	(2.9)%
Effect of MillerCoors one-time costs	—	3.3%	—
Other, net	4.2%	2.6%	1.6%

Effective tax rate	(2.0)%	19.3%	0.2%

        Our deferred taxes are composed of the following:

	As of
	December 26, 2009	December 28, 2008
	(In millions)
Current deferred tax assets:
Compensation related obligations	$0.8	$0.8
Accrued liabilities and other	42.4	49.0
Tax credit carryforward	21.1	—
Valuation allowance	—	(0.1)

Total current deferred tax assets	64.3	49.7

Current deferred tax liabilities:
Partnership investments	217.7	146.2
Inventory	13.1	11.2
Other	0.6	—

Total current deferred tax liabilities	231.4	157.4

Net current deferred tax assets(1)	—	—

Net current deferred tax liabilities(1)	$167.1	$107.7

Non-current deferred tax assets:
Compensation related obligations	$12.2	$20.9
Postretirement benefits	220.0	166.7
Foreign exchange losses	182.4	65.6
Convertible debt	1.4	1.4
Hedging	—	12.1
Tax loss carryforwards	24.3	25.8
Intercompany financing	15.2	—
Partnership investments	14.5	—
Accrued liabilities and other	27.9	30.0
Fixed assets	—	1.0
Valuation allowance	(19.6)	(12.8)

Total non-current deferred tax assets	478.3	310.7

Non-current deferred tax liabilities:
Fixed assets	120.8	84.2
Partnership investments	68.8	30.1
Intangibles	575.5	512.1
Hedging	—	3.0
Other	3.3	5.4

Total non-current deferred tax liabilities	768.4	634.8

Net non-current deferred tax asset(1)	$—	$—

Net non-current deferred tax liability(1)	$290.1	$324.1

(1)
Our net deferred tax assets and liabilities are presented and composed of the following:

	As of
	December 26, 2009	December 28, 2008
	(In millions)
Domestic net current deferred tax liabilities	$88.9	$39.0
Foreign net current deferred tax liabilities	78.2	68.8

Net current deferred tax liabilities	$167.1	$107.8

Domestic net non-current deferred tax assets	$133.0	$75.3
Foreign net non-current deferred tax assets	44.9	—
Foreign net non-current deferred tax liabilities	468.0	399.4

Net non-current deferred tax liabilities	$290.1	$324.1

        Our full year effective tax rate was approximately -2% in 2009, 19% in 2008, and 0% in 2007. Our effective tax rates were significantly lower than the federal statutory rate of 35% primarily due to the following: lower effective income tax rates applicable to our Canadian and U.K. businesses, one time benefits from favorable resolution of unrecognized tax benefits, and revaluing our deferred tax assets and liabilities to give effect to reductions in foreign income tax rates and tax law changes.

        The Company has U.S. federal and state net operating losses, and foreign tax credit carryforwards. The tax effect of these attributes is  $24.9 million at December 26, 2009, and  $2.6 million at December 28, 2008, which will expire between 2010 and 2030. The Company believes that a portion of the deferred tax asset attributable to these losses and credit carryforwards is not, more likely than not, to be realized and has established a valuation allowance in the amount of  $1.0 million and  $2.1 million at December 26, 2009, and December 28, 2008, respectively. The change in valuation allowance from December 28, 2008 to December 26, 2009, is primarily attributable to the increase of certain state tax liabilities. In addition, the Company has Canadian federal and provincial net operating loss and capital loss carryforwards. The tax effect of these attributes is  $11.1 million at December 26, 2009 and  $14.4 million at December 28, 2008. The Canadian loss carryforwards will expire between 2013 through 2029. The Company believes that a portion of the deferred tax asset attributable to the Canadian loss carryforwards is not, more likely than not, to be realized and has established a valuation allowance in the amount of  $1.9 million and  $2.1 million and December 26, 2009 and December 28, 2008, respectively. The change from December 28, 2008 to December 26, 2009, is attributable to revaluing the deferred tax asset due to tax rate changes. The remaining valuation allowance of  $16.7 million primarily relates to the deconsolidation of BRI. In addition, the Company has U.K. capital loss carryforwards. The tax effect of these attributes was  $9.4 at December 26, 2009, and  $8.6 million at December 28, 2008. The U.K. capital loss carryforwards do not have a limit in time to be used. As of December 28, 2008, the Company believed that the deferred tax asset associated with these U.K. loss carryforwards would not, more likely than not, be realized and established a valuation allowance for the full amount,  $8.6 million. Due to the intercompany transfer of indefinite lived deferred tax liabilities, the Company now believes that the full amount of the capital loss carryforward is more likely than not to be realized and has released the valuation allowance.

        Annual tax provisions include amounts considered sufficient to pay assessments that may result from examination of prior year tax returns; however, the amount ultimately paid upon resolution of issues may differ materially from the amount accrued. As of December 28, 2008, we had  $229.4 million of unrecognized tax benefits. Since December 28, 2008, unrecognized tax benefits decreased by  $157.9 million. This reduction represents the net of increases due to fluctuation in foreign exchange rates, additional unrecognized tax benefits, accrued penalties, and interest accrued for the current year and decreases primarily due to, tax years closing or being effectively settled and payments made to tax authorities with regard to unrecognized tax benefits during 2009, resulting in total unrecognized tax benefits of  $71.5 million as of December 26, 2009. If recognized, the full amount of the unrecognized tax benefits would affect the effective tax rate as of December 26, 2009 compared with  $225 million as of December 28, 2008. During 2010, the Company does not expect any significant increases or decreases to unrecognized tax benefits. We recognize interest and penalties related to unrecognized tax benefits as a component of income tax expense. Anticipated interest and penalty payments of  $5.8 million and  $35.0 million were accrued in unrecognized tax benefits as of December 26, 2009 and December 28, 2008 respectively. We recognized an income tax benefit of  $29.3 million and  $18.1 million for the net reduction of interest and penalties on unrecognized tax benefits as of December 26, 2009 and December 28, 2008, respectively.

        A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
	(In millions)
Balance at beginning of year	$206.1	$269.4	$269.9
Additions for tax positions related to the current year	26.0	20.8	33.0
Additions for tax positions of prior years	1.8	8.9	18.3
Reductions for tax positions of prior years	(74.1)	(38.8)	(61.2)
Settlements	(11.4)	(4.8)	(18.2)
Release due to statute expiration	(92.1)	(4.2)	(2.2)
Foreign currency adjustment	16.0	(45.2)	29.8

Balance at end of year	$72.3	$206.1	$269.4

        We file income tax returns in most of the federal, state, and provincial jurisdictions in the U.S., U.K., Canada and the Netherlands. Tax years through 2007 are closed or have been effectively settled through examination in the U.S. The 2008 tax year is currently under examination and expected to conclude in late 2010. Tax years through 2004 are closed or have been effectively settled through examination in Canada. Tax years through 2007 are closed or have been effectively settled through examination in the U.K. Tax years through 2006 are closed or have been effectively settled through examination in the Netherlands.

        We have elected to treat our portion of all foreign subsidiary earnings through December 26, 2009 as permanently reinvested under accounting guidance and accordingly have not provided any U.S. federal or state tax thereon. As of December 26, 2009, approximately  $1,140 million of retained earnings attributable to foreign subsidiaries was considered to be indefinitely invested. The Company's intention is to reinvest the earnings permanently or to repatriate the earnings when it is tax effective to do so. It is not practicable to determine the amount of incremental taxes that might arise were these earnings to be remitted. However, the Company believes that U.S. foreign tax credits would largely eliminate any U.S. taxes and offset any foreign withholding taxes due on remittance.

Unusual or Infrequent Items	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Unusual or Infrequent Items

9. Unusual or Infrequent Items

        We have incurred charges or gains that are not indicative of our core operations. As such, we have separately classified these costs as special items.

Summary of Special Items

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
	(In millions)
Canada—Restructuring, exit and other related costs associated with the Edmonton and Montréal breweries	$7.6	$10.9	$51.1
Canada—Impairment of Foster's distribution right intangible asset	—	—	24.1
Canada—Pension curtailment loss	5.3	—	—
U.S.—MillerCoors joint venture associated costs	—	37.9	6.7
U.S.—Impairment of Molson brands intangible asset	—	50.6	—
U.S.—Impairments of fixed assets	—	2.6	—
U.S.—Gain on sale of distribution businesses	—	(21.8)	—
U.S.—Other restructuring charges	—	—	2.8
U.K.—Non-income-related tax reserve	10.4	—	—
U.K.—Restructuring charges and related exit costs	2.8	8.6	14.1
U.K.- Pension curtailment gain	—	(10.4)	—
U.K.—Costs associated with Cobra Beer partnership	5.7	—	—
U.K.—Gain on sale of non-core business	—	(2.7)	—
MCI and Corporate—Gain on change in control agreements for Coors executives	—	—	(0.5)
MCI and Corporate—Costs associated with the MillerCoors joint venture	—	28.8	13.9
MCI and Corporate—Costs associated with outsourcing and other strategic initiatives	0.9	29.4	—

Total special items	$32.7	$133.9	$112.2

Canada Segment

        In 2009, we recognized a  $5.3 million pension curtailment loss (see Note 17 "Employee Retirement Plans" and Note 18 "Postretirement Benefits") and  $3.0 million of restructuring costs associated with employee terminations at the Montréal brewery driven by MillerCoors' decision to shift Blue Moon production to its facilities in the U.S. Additionally, the segment incurred  $4.6 million of Edmonton brewery site preparation and impairment closure costs during 2009. The facility was closed in 2007 and we transferred the facility's production to our other breweries in Canada. Current plans are to demolish the building and sell the land. Approximately 130 employees were impacted by the brewery's closure.

        In 2008, we incurred  $6.2 million of clean-up, remediation and general up-keep costs associated with the closed Edmonton brewery, an asset held for sale. We also incurred  $3.6 million of asset impairment and employee termination charges at the Montréal brewery as a result of MillerCoors' decision to shift Blue Moon production to its facilities in the U.S and  $1.1 million of employee termination costs associated with the outsourcing of administrative functions.

        In 2007, we recorded a pretax non-cash impairment charge of approximately  $31.9 million associated with the carrying amount of fixed assets at the Edmonton brewery in excess of estimated market value,  $6.1 million for severance and other employee related costs and  $8.5 million of other costs associated with the brewery's closure in 2007. We also recognized an intangible asset impairment charge of  $24.1 million as a result of the Foster's contract termination and  $4.6 million for severance and other costs relating to the restructuring program focused on labor and overhead cost savings across production, sales and general and administrative functions. The restructuring program resulted in a reduction of 126 full-time employees.

U.S. Segment

        During the first six months of 2008, prior to the formation of MillerCoors, our U.S. segment incurred a number of special charges and income items including  $30.3 million for employee retention and incremental bonus costs and  $7.6 million of integration planning costs in the period leading up to the MillerCoors formation. It should be noted that MillerCoors continues with significant restructuring efforts as part of the overall program to deliver synergy savings. We realize our portion of those costs through our equity method income pickup from MillerCoors. The MillerCoors deal costs and integration planning costs were also incurred in the Corporate group (see below). The U.S. segment also realized a net  $21.8 million gain on the sale of two beer distribution businesses in Colorado,  $2.6 million related to certain brewing asset impairment charges and an intangible asset impairment charge of  $50.6 million related to the decline in value of Molson brands sold in the U.S. (see Note 13, "Goodwill and Intangible Assets").

        In 2007, the U.S. segment began a restructuring program focused on labor savings across supply chain functions and we recognized  $2.8 million of expense for severance and other employee related costs relating to a reduction of 34 full-time employees. In 2007, we also incurred  $6.7 million of employee retention costs in anticipation of the MillerCoors joint venture.

        The liability for severance and other employee-related costs in 2006 included a  $27.6 million estimated payment required for our withdrawal from the hourly workers multi-employer pension plan associated with our Memphis brewery and was paid in September 2007. All production from the Memphis location was relocated to a different Company-owned facility or outsourced. The Memphis brewery was sold in September 2006 to an investment group led by a former employee. The Memphis brewery assets were depreciated to a value that approximated the sale price; therefore, the loss from the final disposition of the assets and liabilities associated with Memphis was insignificant. We entered into a distribution agreement with the new Memphis brewery owners. Management believes that the terms of the sale of the Memphis plant and three-year distribution agreement are market reflective arms-length. See table below for summary of restructuring accruals.

U.K. Segment

        During 2009, the U.K. segment recognized  $2.5 million of costs associated with the Cobra Beer Partnership, Ltd. acquisition and recognized employee severance costs of  $3.2 million related to individuals not retained subsequent to the acquisition. Additionally, the U.K. segment recognized  $2.8 million of employee termination costs related to supply chain restructuring activity and company-wide efforts to increase efficiency in certain finance, information technology and human resource activities by outsourcing portions of those functions. During 2009, the U.K. segment established a  $10.4 million non-income-related tax reserve. Our current estimates indicate a range of possible loss relative to this reserve of  $0 to  $22.8 million, inclusive of potential penalties and interest. This liability is one-time in nature and does not affect the on-going margin or profitability of the segment.

        During 2008, the U.K. segment recognized a  $10.4 million pension gain associated with the cessation of employee service credit to its defined benefit pension plan (see Note 17, "Employee Retirement Plans"). The U.K. segment also realized a gain on the sale of a business of  $2.7 million. Offsetting these items were  $8.6 million of employee termination costs associated with restructuring efforts related to supply chain and administrative functions.

        The U.K. segment recognized special items of  $14.1 million in 2007, related primarily to employee termination costs associated with supply chain and back-office restructuring efforts in the U.K., resulting in a reduction of 85 employees in 2007, as well as the recognition of an existing pension benefit obligation in accordance with U.K. law.

MCI and Corporate

        During 2009, MCI and Corporate incurred  $0.9 million of costs associated with other strategic initiatives.

        During 2008, the Corporate group recognized  $28.8 million of deal costs and integration planning costs associated with the formation of MillerCoors. We also recognized  $22.8 million of transition costs paid to our third-party vendor associated with the start-up of our outsourced administrative functions. In January 2008, we signed a contract with a third-party service provider to outsource a significant portion of our general and administrative back-office functions in all of our operating segments and corporate office. This outsourcing initiative is a key component of our Resources for Growth cost reduction program. Last, we incurred  $6.6 million associated with other strategic initiatives.

        The net costs reported as special items recorded in 2007 of  $13.4 million are associated with the proposal of the MillerCoors joint venture, and consist primarily of outside professional services. These charges were partially offset by a reversal of an excise tax accrual for a former employee that exercised options under the control agreement.

        The following summarizes the activity in the restructuring accruals by segment:

	Canada	U.S.		U.K.
	Severance and other employee- related costs	Severance and other employee- related costs	Closing and other costs	Severance and other employee- related costs
	(In millions)
Balance at December 31, 2006	$0.6	$27.7	$0.4	$4.0
Charges incurred	10.0	2.7	—	10.2
Payments made	(7.2)	(27.8)	(0.4)	(11.8)
Foreign currency and other adjustments	0.8	—	—	0.1

Balance at December 30, 2007	$4.2	$2.6	$—	$2.5
Charges incurred	1.8	(0.1)	—	8.6
Payments made	(4.1)	(2.5)	—	(7.9)
Foreign currency and other adjustments	(0.5)	—	—	(1.1)

Balance at December 28, 2008	$1.4	$—	$—	$2.1
Charges incurred	3.0	—	—	6.0
Payments made	(4.0)	—	—	(6.1)
Foreign currency and other adjustments	0.2	—	—	0.3

Balance at December 26, 2009	$0.6	$—	$—	$2.3

Stockholders' Equity	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Stockholders' Equity

10. Stockholders' Equity

        Changes to the number of shares of capital stock issued were as follows:

	Common stock issued		Exchangeable shares issued
	Class A	Class B	Class A	Class B
	(Share amounts in millions)
Balances at December 31, 2006	2.7	133.2	3.3	34.8
Shares issued under equity compensation plans	—	6.7	—	—
Shares exchanged for common stock	—	9.7	—	(9.7)

Balances at December 30, 2007	2.7	149.6	3.3	25.1
Shares issued under equity compensation plans	—	3.1	—	—
Shares exchanged for common stock	—	4.4	(0.1)	(4.2)

Balances at December 28, 2008	2.7	157.1	3.2	20.9
Shares issued under equity compensation plans	—	1.5	—	—
Shares exchanged for common stock	(0.1)	0.8	—	(0.7)

Balances at December 26, 2009	2.6	159.4	3.2	20.2

Preferred Stock

        At December 26, 2009 and December 28, 2008, 25.0 million shares of no par value preferred stock were authorized but not issued.

Class A and Class B Common Stock

Dividend Rights

        Subject to the rights of the holders of any series of preferred stock, stockholders of Molson Coors Class A common stock (Class A common stock) are entitled to receive, from legally available funds, dividends when and as declared by the Board of Directors of Molson Coors, except that so long as any shares of Molson Coors Class B common stock (Class B common stock) are outstanding, no dividend will be declared or paid on the Class A common stock unless at the same time a dividend in an amount per share (or number per share, in the case of a dividend paid in the form of shares) equal to the dividend declared or paid on the Class A common stock is declared or paid on the Class B common stock.

Voting Rights

        Except in limited circumstances, including the right of the holders of the Class B common stock and special Class B voting stock voting together as a single class to elect three directors to the Molson Coors Board of Directors, the right to vote for all purposes is vested exclusively in the holders of the Class A common stock and special Class A voting stock, voting together as a single class. The holders of Class A common stock are entitled to one vote for each share held, without the right to cumulate votes for the election of directors.

        An affirmative vote is required of a majority of the votes entitled to be cast by the holders of the Class A common stock and special Class A voting stock (through which holders of Class A exchangeable shares vote), voting together as a single class, prior to the taking of certain actions, including:

  •
  the issuance of any shares of Class A common stock or securities convertible into Class A common stock (other than upon the conversion of Class B common stock under circumstances provided in the certificate of incorporation or the exchange or redemption of Class A exchangeable shares in accordance with the terms of those exchangeable shares) or securities (other than Class B common stock) convertible into or exercisable for Class A common stock;

  •
  the issuance of shares of Class B common stock (other than upon the conversion of Class A common stock under circumstances provided in the certificate of incorporation or the exchange or redemption of Class B exchangeable shares in accordance with the terms of those exchangeable shares) or securities (other than Class A common stock) that are convertible into or exercisable for Class B common stock, if the number of shares to be issued is equal to or greater than 20% of the number of outstanding shares of Class B common stock;

  •
  the issuance of any preferred stock having voting rights other than those expressly required by Delaware law;

  •
  the sale, transfer or other disposition of any capital stock (or securities convertible into or exchangeable for capital stock) of subsidiaries;

  •
  the sale, transfer or other disposition of all or substantially all of the assets of the Company; and

  •
  any decrease in the number of members of the Molson Coors Board of Directors to a number below 15.

        Pentland and the Coors Trust, which together control more than two-thirds of the Company's Class A common and exchangeable stock, have voting trust agreements through which they have combined their voting power over the shares of our Class A common stock and the Class A exchangeable shares that they own. However, in the event that these two stockholders do not agree to vote in favor of a matter submitted to a stockholder vote (other than the election of directors), the voting trustees will be required to vote all of the Class A common stock and Class A exchangeable shares deposited in the voting trusts against the matter. There is no other mechanism in the voting trust agreements to resolve a potential deadlock between these stockholders.

        The Molson Coors certificate of incorporation provides the holders of Class B common stock and special Class B voting stock (through which holders of Class B exchangeable shares vote), voting together as a single class, the right to elect three directors to the Molson Coors Board of Directors. In addition, the holders of Class B common stock and special Class B voting stock, voting together as a single class, have the right to vote on specified transactional actions. Except in the limited circumstances provided in the certificate of incorporation, the right to vote for all other purposes is vested exclusively in the holders of the Class A common stock and special Class A voting stock, voting together as a single class. The holders of Class B common stock are entitled to one vote for each share held with respect to each matter on which holders of the Class B common stock are entitled to vote, without the right to cumulate votes for the election of directors.

Rights Upon Dissolution or Wind Up

        If Molson Coors liquidates, dissolves or winds up its affairs, the holders of Class A common stock, together with the holders of the Class B common stock, would be entitled to receive, after Molson Coors' creditors have been paid and the holders of any then outstanding series of preferred stock have received their liquidation preferences, all of the remaining assets of Molson Coors in proportion to their share holdings. Holders of Class A and Class B common stock would not have pre-emptive rights to acquire any securities of Molson Coors. The outstanding shares of Class A and Class B common stock would be fully paid and non-assessable.

Conversion Rights

        The Molson Coors certificate of incorporation provides for the right of holders of Class A common stock to convert their stock into Class B common stock on a one-for-one basis at any time.

Exchangeable Shares

        The Class A exchangeable shares and Class B exchangeable shares were issued by Molson Coors Canada Inc. ("MCCI") a wholly-owned subsidiary. The exchangeable shares are substantially the economic equivalent of the corresponding shares of Class A and Class B common stock that a Molson shareholder would have received if the holder had elected to receive shares of Molson Coors common stock. Holders of exchangeable shares also receive, through a voting trust, the benefit of Molson Coors voting rights, entitling the holder to one vote on the same basis and in the same circumstances as one corresponding share of Molson Coors common stock.

        The exchangeable shares are exchangeable at any time, at the option of the holder on a one-for-one basis for corresponding shares of Molson Coors common stock.

        Holders of exchangeable shares are entitled to receive, subject to applicable law, dividends as follows:

  •
  in the case of a cash dividend declared on a corresponding share of Molson Coors common stock, an amount in cash for each exchangeable share corresponding to the cash dividend declared on each corresponding share of Molson Coors common stock in USD or in an equivalent amount in CAD;

  •
  in the case of a stock dividend declared on a corresponding share of Molson Coors common stock to be paid in shares of Molson Coors common stock, in the number of exchangeable shares of the relevant class for each exchangeable share that is equal to the number of shares of corresponding Molson Coors common stock to be paid on each corresponding share of Molson Coors common stock; or

  •
  in the case of a dividend declared on a corresponding share of Molson Coors common stock in any other type of property, in the type and amount of property as is economically equivalent as determined by MCCI's Board of Directors to the type and amount of property to be paid on each corresponding share of Molson Coors common stock.

        The declaration dates, record dates and payment dates for dividends on the exchangeable shares are the same as the relevant dates for the dividends on the shares of corresponding Molson Coors common stock.

Earnings Per Share	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Earnings Per Share

11. Earnings Per Share

        Basic income per common share was computed using the weighted average number of shares of common stock outstanding during the period. Diluted income per share includes the additional dilutive effect of our potentially dilutive securities, which include certain stock options ("options"), stock-only stock appreciation rights ("SOSAR"), restricted stock units ("RSU"), deferred stock units ("DSU"), performance shares ("PSU") and performance units ("PU"). The dilutive effects of our potentially dilutive securities are calculated using the treasury stock method. Diluted income per share could also be impacted by our convertible debt and related warrants outstanding if they were in the money.

        The following summarizes the effect of dilutive securities on diluted EPS:

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
	(In millions, except per share amounts)
Net income attributable to MCBC	$720.4	$378.7	$492.0

Weighted average shares for basic EPS	184.4	182.6	178.7
Effect of dilutive securities:
Options, LOSARs and SOSARs	1.0	1.8	2.5
RSUs, PUs and DSUs	0.5	1.1	0.2

Weighted average shares for diluted EPS	185.9	185.5	181.4

Basic income (loss) per share:
From continuing operations	$3.96	$2.14	$2.85
From discontinued operations	(0.05)	(0.07)	(0.10)

Basic income per share	$3.91	$2.07	$2.75

Diluted income (loss) per share:
From continuing operations	$3.92	$2.11	$2.81
From discontinued operations	(0.05)	(0.07)	(0.10)

Diluted income per share	$3.87	$2.04	$2.71

Dividends declared and paid per share	$0.92	$0.76	$0.64

        Our calculation of weighted average shares includes all four classes of our outstanding stock: Class A and Class B Common, and Class A and Class B Exchangeable. Exchangeable shares are the equivalent of common shares, by class, in all respects. All classes of stock have in effect the same dividend rights and share equitably in undistributed earnings. Class A shareholders receive dividends only to the extent dividends are declared and paid to Class B shareholders. See Note 10, "Stockholders' Equity," for further discussion of the features of Class A and B Common shares and Class A and B Exchangeable shares.

        The following anti-dilutive securities were excluded from the computation of the effect of dilutive securities on earnings per share for the following periods:

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
		(In millions)
Options, SOSARs and RSUs(1)	0.6	0.3	0.2
PUs and PSUs	—	—	2.1
Shares issuable upon assumed conversion of the 2.5% Convertible Senior Notes to issue Class B common shares(2)	10.5	10.5	5.7
Warrants to issue Class B common shares(2)	10.5	10.5	5.7

	21.6	21.3	13.7

(1)
Exercise prices exceed the average market price of the common shares or are anti-dilutive due to the impact of the unrecognized compensation cost on the calculation of assumed proceeds in the application of the treasury stock method. See Note 15, "Share-Based Payments," for further discussion of these items.

(2)
As discussed in Note 14, "Debt," we issued  $575 million of senior convertible notes in June 2007. The impact of a net share settlement of the conversion amount at maturity will begin to dilute earnings per share when our stock price reaches  $54.76. The impact of stock that could be issued to settle share obligations we could have under the warrants we issued simultaneously with the convertible notes issuance will begin to dilute earnings per share when our stock price reaches  $70.09. The potential receipt of MCBC stock from counterparties under our purchased call options when and if our stock price is between  $54.76 and  $70.09 would be anti-dilutive and excluded from any calculations of earnings per share.

Properties	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Properties

12. Properties

        The cost of properties and related accumulated depreciation and amortization consists of the following:

	As of
	December 26, 2009	December 28, 2008
	(In millions)
Land and improvements	$105.7	$117.7
Buildings and improvements	324.9	391.3
Machinery and equipment	1,323.4	1,145.0
Furniture and fixtures	292.3	246.6
Software	42.2	22.9
Natural resource properties	3.0	3.0
Construction in progress	44.4	48.9

Total properties cost	2,135.9	1,975.4
Less accumulated depreciation and amortization	(843.4)	(673.5)

Net properties	$1,292.5	$1,301.9

        Depreciation expense was  $146.9 million,  $230.1 million and  $283.4 million for fiscal years 2009, 2008, and 2007, respectively. Certain equipment held under capital lease is classified as equipment and amortized using the straight-line method or estimated useful life, whichever is shorter over the lease term. Lease amortization is included in depreciation expense. Expenditures for new facilities and improvements that substantially extend the capacity or useful life of an asset are capitalized. Start-up costs associated with manufacturing facilities, but not related to construction, are expensed as incurred. Ordinary repairs and maintenance are expensed as incurred.

        MCBC-UK owns and maintains the dispensing equipment in on-premise retail outlets. Dispensing equipment that transfers the beer from the keg in the cellar to the glass is capitalized at cost upon installation and depreciated on a straight-line basis over lives of up to 7 years, depending on the nature and usage of the equipment. Labor and materials used to install dispensing equipment are capitalized and depreciated over 2 years. Dispensing equipment awaiting installation is held in inventory and valued at the lower of cost or market. Ordinary repairs and maintenance are expensed as incurred.

        The following table details the ranges of the useful economic lives assigned to depreciable property, plant and equipment for the periods presented:

Useful Economic Lives as of December 26, 2009
Buildings and improvements	20 - 40 years
Machinery and equipment	3 - 25 years
Furniture and fixtures	3 - 10 years

Goodwill and Intangible Assets	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Goodwill and Intangible Assets

13. Goodwill and Intangible Assets

        The following summarizes the changes in goodwill:

	As of
	December 26, 2009	December 28, 2008
	(In millions)
Balance at beginning of year	$1,298.0	$3,346.5
Contribution to MillerCoors	—	(1,608.8)
Foreign currency translation	164.0	(438.2)
Business acquisitions	13.0	—
Unrecognized tax benefits adjustments subsequent to adoption of new guidance	—	(0.1)
Transfer from goodwill to intangible assets	—	(1.4)

Balance at end of year	$1,475.0	$1,298.0

        Goodwill was allocated between our reportable segments as follows:

	As of
	December 26, 2009	December 28, 2008
	(In millions)
Canada	$720.7	$614.8
United Kingdom	754.3	683.2

Consolidated	$1,475.0	$1,298.0

        The following table presents details of our intangible assets, other than goodwill, as of December 26, 2009:

	Useful life	Gross	Accumulated amortization	Net
	(Years)	(In millions)
Intangible assets subject to amortization:
Brands	3 - 40	$293.5	$(140.1)	$153.4
Distribution rights	2 - 23	334.4	(194.3)	140.1
Patents and technology and distribution channels	3 - 10	35.8	(22.4)	13.4
Intangible assets not subject to amortization:
Brands	Indefinite	3,248.8	—	3,248.8
Distribution networks	Indefinite	963.5	—	963.5
Other	Indefinite	15.5	—	15.5

Total		$4,891.5	$(356.8)	$4,534.7

        The following table presents details of our intangible assets, other than goodwill, as of December 28, 2008:

	Useful life	Gross	Accumulated amortization	Net
	(Years)	(In millions)
Intangible assets subject to amortization:
Brands	3 - 35	$247.1	$(107.9)	$139.2
Distribution rights	2 - 23	289.0	(149.4)	139.6
Patents and technology and distribution channels	3 - 10	25.8	(17.6)	8.2
Intangible assets not subject to amortization:
Brands	Indefinite	2,790.8	—	2,790.8
Distribution networks	Indefinite	827.9	—	827.9
Other	Indefinite	17.7	—	17.7

Total		$4,198.3	$(274.9)	$3,923.4

        The change in the gross carrying amounts of intangibles from December 28, 2008 to December 26, 2009, is primarily due to the impact of foreign exchange rate fluctuations, as a significant amount of intangibles are denominated in foreign currencies. The gross carrying value was also impacted by the 50.1% purchase of CBPL and the acquisition of Granville Island.

        During the second quarter of 2008, we recognized an impairment charge of  $50.6 million associated with a Molson brands intangible asset, an asset which represented the value of the Molson brands sold in the U.S. only. This intangible asset was not subject to amortization. While our accounting policy calls for annual testing of indefinite-lived intangible assets in the third quarter of each year, we noted unfavorable operating results and a change in management's strategic initiatives associated with these brands, and as a result tested the intangible for impairment in the second quarter of 2008.

        Based on foreign exchange rates as of December 26, 2009, the estimated future amortization expense of intangible assets is as follows:

Fiscal Year	Amount
(In millions)
2010	$43.9
2011	$42.5
2012	$30.4
2013	$29.9
2014	$29.9

        Amortization expense of intangible assets was  $40.5 million,  $43.3 million, and  $62.4 million for the years ended December 26, 2009, December 28, 2008, and December 30, 2007, respectively.

        We are required to perform goodwill and indefinite-lived intangible asset impairment tests on at least an annual basis and more frequently in certain circumstances. We completed the required impairment testing during the third quarter of 2009 and determined that there were no impairments of goodwill or other indefinite-lived intangible assets. No accumulated impairment losses were included in the goodwill balances as of December 26, 2009 or December 28, 2008.

Debt	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Debt

14. Debt

        Our total long-term borrowings as of December 26, 2009 and December 28, 2008, were composed of the following:

	As of
	December 26, 2009	December 28, 2008
	(In millions)
Senior notes:
U.S. $850 million 6.375% due 2012(1)	$44.6	$44.6
U.S. $300 million 4.85% due 2010(2)	300.0	300.0
CAN $900 million 5.0% due 2015(2)	857.2	736.5
U.S. $575 million Convertible debt 2.5% due 2013(3)	575.0	575.0
Credit facility(4)	—	—
Other notes payable issued by:
BRI joint venture 7.5% due 2011(5)	—	176.0
Less: unamortized debt discounts and other	(63.8)	(80.0)

Total long-term debt (including current portion)	1,713.0	1,752.1
Less: current portion of long-term debt	(300.3)	(0.1)

Total long-term debt	$1,412.7	$1,752.0

Total fair value	$1,913.6	$1,817.5

(1)
On May 7, 2002, CBC completed a private placement of  $850 million of 6.375% senior notes, due 2012, with interest payable semi-annually. The notes are unsecured, are not subject to any sinking fund provision and include a redemption provision if the notes are retired before their scheduled maturity. The redemption price is equal to the greater of (1) 100% of the principal amount of the notes plus accrued and unpaid interest and (2) the present value of the principal amount of the notes and interest to be redeemed. Net proceeds from the sale of the notes, after deducting estimated expenses and underwriting fees, were approximately  $841 million. The notes were subsequently exchanged for publicly registered notes with the same terms. On July 11, 2007, we repurchased  $625 million aggregate principal amount of those notes. On February 7, 2008, we announced a tender for repurchase of any and all of the remaining principal amount of  $225 million, with the tender period running through February 14, 2008. The net costs of  $12.4 million related to this extinguishment of debt and termination of related interest rate swaps was recorded in the first quarter of 2008. The amount actually repurchased was  $180.4 million with  $45.3 million outstanding as of December 26, 2009, which, in addition to the remaining principal amount of  $44.6 million, also includes a liability of  $0.7 million related to interest rate swaps transacted around this debt issuance in 2002, but were cash settled in 2008 in conjunction with the tender offer. This remaining balance relates to the outstanding principal amount and is being amortized over the remaining term of this debt.

(2)
On September 22, 2005, Molson Coors Capital Finance ULC (MCCF), a Nova Scotia entity, and Molson Coors International, LP, a Delaware partnership, both wholly owned subsidiaries of MCBC, issued 10-year and 5-year private placement debt securities totaling CAD  $900 million in Canada and U.S.  $300 million in the United States, bearing interest at 5.0% and at 4.85%, respectively paid semi-annually. Both offerings are guaranteed by MCBC, and all of its significant subsidiaries. The securities have certain restrictions on secured borrowing, sale-leaseback transactions and the sale of assets, all of which we were in compliance at December 26, 2009. These securities will mature on September 22, 2010 for the U.S. issue and September 22, 2015 for the Canadian issue. Debt issuance costs capitalized in connection with the debt issuances will be amortized over the life of the bonds and total approximately  $9.2 million. The CAD  $900 million notes were subsequently exchanged for publicly registered notes with the same terms.

(3)
On June 15, 2007, MCBC issued  $575 million of 2.5% Convertible Senior Notes (the "Notes") in a public offering payable semi-annually in arrears. The Notes are governed by indenture dated June 15, 2007, and supplemental indenture documents (together, the "Indenture"), among MCBC and its subsidiary guarantors and our trustee. The Notes are the Company's senior unsecured obligations and rank equal in rights of payment with all of the Company's other senior unsecured debt and senior to all of the Company's future subordinated debt. The Notes are guaranteed on a senior unsecured basis by the same subsidiary guarantors that have guaranteed the Company's other debt securities. The Notes mature on July 30, 2013, unless earlier converted or terminated, subject to certain conditions, as noted below. The Notes contain certain customary anti-dilution and make-whole provisions to protect holders of the Notes as defined in the Indenture.

Holders may surrender their Notes for conversion prior to the close of business on January 30, 2013, if any of the following conditions are satisfied:

•
during any calendar quarter, if the closing sales price of our Class B common stock for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the calendar quarter preceding the quarter in which the conversion occurs is more than 130% of the conversion price of the Notes in effect on that last trading day;

•
during the ten consecutive trading day period following any five consecutive trading day period in which the trading price for the Notes for each such trading day was less than 95% of the closing sale price of our Class B common stock on such date multiplied by the then current conversion rate; or

•
if we make certain significant distributions to holders of our Class B common stock, we enter into specified corporate transactions or our Class B common stock ceases to be approved for listing on the New York Stock Exchange and is not listed for trading purposes on a U.S. national securities exchange.

After January 30, 2013, holders may surrender their Notes for conversion any time prior to the close of business on the business day immediately preceding the maturity date regardless of whether any of the conditions listed above have been satisfied. Upon conversion of the Notes, holders of the Notes will receive the par value amount of each bond in cash and the shares of our Class B common stock (subject to our right to deliver cash in lieu of all or a portion of those shares) in satisfaction of the conversion feature if, on the day of conversion, the MCBC stock price exceeds the conversion price. The conversion price for each  $1,000 aggregate principal amount of notes is  $54.76 per share of our Class B common stock, which represents a 25% premium above the stock price on the day of the issuance of the Notes and corresponds to the initial conversion ratio of 18.263 shares per each  $1,000 aggregate principal amount of notes. The conversion ratio and conversion price are subject to customary adjustments for certain events and provisions, as defined in the Indenture. If, upon conversion, the MCBC stock price is below the conversion price, adjusted as necessary, a cash payment for the par value amount of the Notes will be made.

We initially accounted for the Notes pursuant to guidance pertaining to convertible bonds with issuer option to settle for cash upon conversion, that is, we did not separate and assign values to the conversion feature of the Notes but rather accounted for the entire agreement as one debt instrument as the conversion feature met the requirements of guidance pertaining to accounting for derivative financial instruments indexed to, and potentially settled in, a company's own stock. Due to new guidance effective in 2009, the amounts in the table above have been reduced by the unamortized discount in the amounts of  $63.3 million and  $79.7 million for the years ended December 26, 2009 and December 28, 2008, respectively. As noted in Note 2, "New Accounting Pronouncements," the Company retrospectively adopted authoritative guidance related to accounting for convertible debt instruments, impacting historical accounting for the Notes. Considering interest rates applicable at the time of the Convertible Senior Notes issuance on June 15, 2007, we determined that the historical liability and equity components would have been valued using an effective 6.08% interest rate. As such, the amount allocated to the long-term debt at that date was  $471.1 million, and the pretax amount allocated to equity was  $103.9 million ( $64.2 million net of tax). The retrospective adoption increased non-cash interest expense by  $15.8 million and  $8.4 million for the fifty-two weeks ended December 28, 2008 and December 30, 2007, respectively as the Company accreted the discounted debt to its face value. During the year ended December 26, 2009, we incurred additional non-cash interest expense of  $16.4 million. The additional non-cash interest expense impact (net of tax) to net income per share was a decrease of  $0.06,  $0.05 and  $0.03 for the years ended December 26, 2009, December 28, 2008, and December 30, 2007, respectively. We also incurred interest expense related to the 2.5% coupon rate of  $14.4 million,  $14.4 million, and  $7.8 million for the years ended December 26, 2009, December 28, 2008, and December 30, 2007, respectively. The combination of non-cash and cash interest resulted in an effective interest rate of 6.01%. 6.10% and 6.23% for the years ended December 26, 2009, December 28, 2008 and December 30, 2007, respectively. We expect to also record additional non-cash interest expense representing the amortization of the debt discount on the Convertible Senior Notes in 2010 through 2013 of approximately  $16 million to  $18 million annually, thereby increasing the carrying value of the long-term debt to its  $575 million face value at maturity in July 2013.

In connection with the issuance of the Notes, we incurred approximately  $10.2 million of deferred debt issuance costs which will be amortized as interest expense over the life of the Notes.

Convertible Note Hedge and Warrants:

In connection with the issuance of the Notes, we entered into a privately negotiated convertible note hedge transaction. The convertible note hedge (the "purchased call options") will cover up to approximately 10.5 million shares of our Class B common stock. The purchased call options, if exercised by us, require the counterparty to deliver to us shares of MCBC Class B common stock adequate to meet our net share settlement obligations under the convertible notes and are expected to reduce the potential dilution to our Class B common stock to be issued upon conversion of the Notes, if any. Separately and concurrently, we also entered into warrant transactions with respect to our Class B common stock pursuant to which we may be required to issue to the counterparty up to approximately 10.5 million shares of our Class B common stock. The warrant price is  $70.09 which represents a 60% premium above the stock price on the date of the warrant transaction. The warrants expire on February 20, 2014.

We used approximately  $50 million of the net proceeds from the issuance of the 2.5% Convertible Senior Notes, to pay for the cost of the purchased call options, partially offset by the proceeds to us from the warrant transaction. The net cost of these transactions, net of tax, was recorded in the Stockholder's Equity section of the balance sheet.

The purchased call options and warrants are separate transactions entered into by the Company, and they are not part of the terms of the Notes and do not affect the holders' rights under the Notes.

(4)
We maintain a  $750 million revolving multicurrency bank credit facility, which expires in August 2011. Amounts drawn against the credit facility accrue interest at variable rates, which are based upon LIBOR or CDOR, plus a spread based upon Molson Coors' long-term bond rating and facility utilization. There were no outstanding borrowings on this credit facility as of December 26, 2009.

(5)
We deconsolidated BRI from our financial statements in February 2009. As a result BRI notes payable are not presented as part of MCBC debt obligations for 2009.

        Our total short-term borrowings facilities consist of a USD  $20.0 million line of credit with a borrowing rate of USD LIBOR +1.5%, an overdraft facility of CAD  $30.0 million at either USD Prime or CAD Prime depending on the borrowing currency, a line of credit for GBP £10.0 million and an overdraft facility for GBP £10.0 million, both at GBP LIBOR +1.5%, and a line of credit for Japanese Yen 600.0 million, of which 275.0 million is committed under an outstanding letter of credit, at a base rate of less than 1.0%. As of December 26, 2009 and December 28, 2008, we have no borrowings under any of these facilities. See Note 21, "Commitments and Contingencies" for discussion related to letters of credit.

        As of December 26, 2009, the aggregate principal debt maturities of long-term debt and short-term borrowings for the next five fiscal years are as follows:

Amount
(In millions)
2010	$300.0
2011	—
2012	44.6
2013	575.0
2014	—
Thereafter	857.2

Total	$1,776.8

        Under the terms of some of our debt facilities, we must comply with certain restrictions. These restrictions include restrictions on debt secured by certain types of mortgages, certain threshold percentages of secured consolidated net tangible assets, and restrictions on certain types of sale lease-back transactions. As of December 26, 2009, we were in compliance with all of these restrictions.

Interest

        Interest incurred, capitalized and expensed were as follows:

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
	(In millions)
Interest incurred(1)	$99.3	$120.2	$144.4
Interest capitalized	(2.7)	(1.1)	(9.5)

Interest expensed	$96.6	$119.1	$134.9

(1)
Interest incurred includes non-cash interest of  $16.4 million,  $15.8 million and  $8.4 million for the years ended December 26, 2009, December 28, 2008 and December 30, 2007, respectively.

Share-Based Payments	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Share-Based Payments

15. Share-Based Payments

        At December 26, 2009, we had three stock-based compensation plans.

The 1990 Equity Incentive Plan

        The 1990 Equity Incentive Plan ("EI Plan") generally provides for two types of grants for our employees: stock options and restricted stock awards. The stock options have a term of 10 years and one-third of the stock option award vests in each of the three successive years after the date of grant. There were no awards granted under the EI Plan in 2009, 2008, or 2007 and we are not expecting to grant any new awards under this plan.

Equity Compensation Plan for Non-Employee Directors

        The Equity Compensation Plan for Non-Employee Directors ("EC Plan") provides for awards of the Company's Class B shares of restricted stock or options for Class B shares. Awards vest after completion of the director's annual term. The compensation cost associated with the EC plan is amortized over the directors' term. There were no awards granted under the EC Plan in 2009, 2008, or 2007 and we are not expecting to grant any new awards under this plan.

Molson Coors Brewing Company Incentive Compensation Plan

        During 2009, 2008, and 2007, we issued the following awards related to Class B common shares to certain directors, officers, and other eligible employees, pursuant to the Molson Coors Brewing Company Incentive Compensation Plan ("MCBC IC Plan"): restricted stock units ("RSU"), deferred stock units ("DSU"), performance units ("PU"), performance share units ("PSU"), stock options, and stock-only stock appreciation rights ("SOSAR").

        RSU awards are issued at the market value equal to the price of our stock at the date of the grant and vest over the period of three years. In 2009, 2008 and 2007, we granted 0.2 million, 0.6 million and 0.3 million RSUs with a weighted-average market value of  $42.07,  $56.43 and  $46.24 each, respectively.

        DSU awards, under the Directors' Stock Plan pursuant to the MCBC IC Plan, are elected by the non-employee directors of MCBC by enabling them to receive all or one-half of their annual cash retainer payments in our stock. The deferred stock unit awards are issued at the market value equal to the average day's price on the date of the grant and generally vest over the annual service period. In 2009, 2008 and 2007, we granted a small number of DSUs with a weighted-average market value of  $42.82,  $50.38 and  $48.66 per share, respectively.

        PUs are granted based on a target value established at the date of grant and vest upon completion of a service requirement. The payout value can range from zero to two times the target value based on achievement of specified adjusted earnings per share targets. Adjusted earnings per share is an internal measure calculated from our actual diluted earnings per share adjusted for special items and other significant benefits or charges as approved by the Company's compensation committee. The PU award value is calculated by multiplying the number of PUs granted by actual cumulative adjusted earnings per share over the specific performance period. The PU award value can be settled in cash or shares, or partly in cash and partly in shares, at the discretion of the Company. If settled in shares, it will be based on the closing MCBC Class B common stock price on the date of vesting. Prior to vesting, no shares are issued and PUs have no voting rights. We are unable to predict the vesting date share price and as a result, account for the PUs as liabilities, resulting in variable compensation expense until settled. The variability of compensation expense will arise primarily from changing estimates of adjusted earnings per share. Changes in MCBC Class B common stock prices during the vesting period will not impact compensation expense but will impact the number of shares ultimately issued if the awards are settled in stock. Compensation expense is determined based upon the estimated award value and recognized over the requisite service period of the grant once we have determined that achievement of the performance condition is probable. If in the future it becomes improbable that the performance condition will be met, previously recognized compensation cost will be reversed, and no compensation cost will be recognized. The service condition vesting periods range from one to three years. During the second quarter of 2009, we granted 2.4 million PUs, all of which were outstanding as of December 26, 2009. The aggregate intrinsic value of PUs outstanding at December 26, 2009 was  $14.9 million. Total compensation expense recognized for PUs for the year ended December 26, 2009, totaled  $4.8 million. No PUs were granted in 2008 or 2007.

        PSU awards are earned over the estimated expected term to achieve certain financial targets, which were established on March 16, 2006 at the time of the initial grant. As of March 30, 2008, these financial targets were achieved for all PSU awards outstanding. As a result of achieving these financial targets, we recognized the remaining  $34.4 million expense before taxes in the first quarter of 2008 associated with the outstanding PSU awards. PSUs are granted at the market value of our stock on the date of the grant. In 2009, we did not grant any of these shares under this plan. In 2008, a small number of these shares were granted under this plan at the weighted-average market value of  $50.37 per share. In 2007, 0.2 million shares were granted under this plan at the weighted-average market value of  $44.31 per share. As of December 26, 2009, there were 0.7 million shares of the Company's stock available for the issuance of the options, SOSAR, RSU, DSU, PSU, and PU awards under the MCBC IC Plan.

        Stock options are granted with an exercise price equal to the market value of a share of common stock on the date of grant. Stock options have a term of 10 years and generally vest over three years. During 2009, we granted 0.7 million options with a weighted-average fair market value of  $10.33 each. No options were granted in 2008.

        SOSARs were granted with an exercise price equal to the market value of a share of common stock on the date of grant. The SOSARs entitle the award recipient to receive shares of the Company's stock with a fair market value equal to the excess of the trading price over the exercise price of such shares on the date of the exercise. SOSARs have a term of ten years and generally vest over three years. No SOSARs were granted in 2009. During 2008 and 2007, we granted 0.6 million and 1.0 million SOSARs with a weighted-average fair market value of  $14.40 and  $13.23 each, respectively.

        We record the fair value impact related to stock-based compensation for former CBC employees, now employed by MillerCoors who hold previously granted MCBC stock-awards, on a quarterly basis. The additional mark-to-market cost is related to stock awards to be settled in MCBC Class B common stock. The mark-to-market stock-based compensation expense before tax, related to MCBC equity awards, during the year ended December 26, 2009 and six months ended December 28, 2008 was  $3.0 million and  $3.1 million, respectively.

        The following table summarizes components of the equity-based compensation recorded as expense:

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
	(In millions)
Options and SOSARs
Pre-tax compensation expense	$5.9	$9.9	$10.3
Tax benefit	(1.8)	(2.9)	(3.1)

After-tax compensation expense	4.1	7.0	7.2

RSUs and DSUs
Pre-tax compensation expense	15.1	14.9	7.6
Tax benefit	(4.1)	(4.4)	(2.2)

After-tax compensation expense	11.0	10.5	5.4

PUs and PSUs
Pre-tax compensation expense	4.8	34.2	19.5
Tax benefit	(1.2)	(9.9)	(5.7)

After-tax compensation expense	3.6	24.3	13.8

Total after-tax compensation expense	$18.7	$41.8	$26.4

        The mark-to-market stock option floor adjustment, which expires in the first quarter of 2010, relates to adjusting to the floor provided on the exercise price of stock options held by former Coors officers who left the Company under change in control agreements. As a result of the stock price exceeding the floor, no mark-to-market stock option floor adjustment was recognized in 2009, 2008 or 2007.

        Included in the restricted stock compensation expense was the DSU amortization of  $0.6 million,  $0.5 million and  $0.5 million for the years ended December 26, 2009, December 28, 2008 and December 30, 2007, respectively.

        The summary of activity of unvested RSUs, DSUs, PUs and PSUs during 2009 is presented below:

	Shares	Weighted-average grant date fair value
	(In millions, except per share amounts)
Non-vested as of December 28, 2008	1.1	$48.06
Granted	2.7	$9.90
Vested	(0.3)	$36.53
Forfeited	(0.3)	$52.67

Non-vested as of December 26, 2009	3.2	$16.60

        The total fair values of RSUs, DSUs PUs and PSUs vested during 2009, 2008 and 2007 were  $11.4 million,  $116.2 million and  $3.4 million, respectively. As of December 26, 2009, there was approximately  $37.6 million of total unrecognized compensation cost from all share-based compensation arrangements granted under the plans, related to unvested shares. This compensation is expected to be recognized over a weighted-average period of approximately 1.4 years.

        The fair value of each option and SOSAR granted in 2009, 2008 and 2007 was determined on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

	For the years ended
	December 26, 2009	December 28, 2008	December 30, 2007
Risk-free interest rate	2.46%	3.05%	4.64%
Dividend yield	2.28%	1.41%	1.40%
Volatility range	28.7% - 28.9%	25.3% - 26.8%	21.8% - 26.8%
Weighted-average volatility	28.88%	25.43%	25.30%
Expected term (years)	5.0 - 7.0	3.5 - 7.0	3.5 - 7.0
Weighted-average fair market value(1)	$10.33	$14.40	$13.23
(1)
Value relates to options granted for the year ended December 26, 2009 and SOSARs granted for the years ended December 28, 2008 and December 30, 2007.

        The risk-free interest rates utilized for periods throughout the contractual life of the options are based on a zero-coupon U.S. Treasury security yield at the time of grant. Expected volatility is based on historical volatility of our stock. The expected term of options is estimated based upon observations of historical employee option exercise patterns and trends. The range on the expected term results from separate groups of employees who exhibit different historical exercise behavior.

        Options and SOSARs outstanding at December 26, 2009, changes during 2009, and shares available for grant under all of our plans are presented below:

	Shares outstanding				Shares exercisable at year-end
	Shares	Weighted- average exercise price	Weighted- average remaining contractual life (years)	Aggregate intrinsic value	Shares	Weighted- average exercise price	Weighted- average remaining contractual life (years)	Aggregate intrinsic value
	(In millions, except per share amounts)
Outstanding as of December 28, 2008	8.3	$35.60	5.22	$100.1	6.9	$33.00	4.51	$97.0
Granted	0.7	$42.02
Exercised	(1.4)	$30.28
Forfeited	(0.2)	$46.17

Outstanding as of December 26, 2009	7.4	$37.00	4.94	$64.0	6.2	$35.04	4.20	$62.3

        The total intrinsic values of options exercised during 2009, 2008 and 2007 were  $22.9 million,  $37.8 million and  $85.2 million, respectively. During 2009, cash received from stock options exercises was  $43.1 million and the total tax benefit to be realized for the tax deductions from these option exercises was  $21.7 million.

Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Accumulated Other Comprehensive Income (Loss)

16. Accumulated Other Comprehensive Income (Loss)

	MCBC shareholders
	Foreign currency translation adjustments	Gain (loss) on derivative instruments	Pension and Postretirement Benefits adjustments	Equity Method Investments	Accumulated other comprehensive income (loss)	Noncontrolling interest
	(In millions)
As of December 31, 2006	$621.5	$2.3	$(289.9)	$—	$333.9	$(16.9)
Foreign currency translation adjustments	685.5	—	—	—	685.5	—
Unrealized gain on derivative instruments	—	4.5	—	—	4.5	—
Reclassification adjustment on derivative instruments	—	(5.1)	—	—	(5.1)	—
Pension and other postretirement benefit adjustments	—	—	15.2	—	15.2	(1.7)
Tax benefit (expense)	97.8	—	(8.9)	—	88.9	0.6

As of December 30, 2007	1,404.8	1.7	(283.6)	—	1,122.9	(18.0)
Foreign currency translation adjustments	(1,265.0)	—	—	—	(1,265.0)	—
Unrealized gain on derivative instruments	—	70.4	—	—	70.4	—
Reclassification adjustment on derivative instruments	—	4.9	—	—	4.9	—
Pension and other postretirement benefit adjustments	—	—	(339.1)	—	(339.1)	(10.4)
Contribution to MillerCoors	—	(31.3)	243.2		211.9	—
Ownership share of MillerCoors, other comprehensive loss	—	—	—	(338.9)	(338.9)	—
Tax benefit (expense)	30.3	(10.4)	13.9	127.7	161.5	3.0

As of December 28, 2008	170.1	35.3	(365.6)	(211.2)	(371.4)	(25.4)
Foreign currency translation adjustments	468.3	—	—	—	468.3	—
Unrealized loss on derivative instruments	—	(42.3)	—	—	(42.3)	—
Reclassification adjustment on derivative instruments	—	(15.7)	—	—	(15.7)	—
Pension and other postretirement benefit adjustments	—	—	(360.3)	—	(360.3)	—
Contribution to MillerCoors	—	—	—		—
Ownership share of MillerCoors, other comprehensive loss	—	—	—	143.8	143.8	—
Ownership share of other unconsolidated subsidiaries' other comprehensive loss	—	—	—	(32.2)	(32.2)	—
Pension and other postretirement benefit adjustments related to BRI deconsolidation	—	—	33.3	—	33.3	36.5
Tax benefit (expense)	146.4	18.7	87.0	(54.9)	197.2	(11.1)

As of December 26, 2009	$784.8	$(4.0)	$(605.6)	$(154.5)	$20.7	$—

        The significant fluctuations to other comprehensive income due to foreign currency translation adjustments result from the strengthening of the CAD and GBP versus the USD in 2007 and 2009, and the reversal of those trends in 2008. We have significant levels of net assets denominated in these currencies due to our operations in those countries, and therefore other comprehensive income increases and/or decreases when those items are translated to our reporting currency, which is USD.

        The significant decrease in other comprehensive income due to pension and other post retirement benefit adjustments is due mainly to declines in pension asset values in 2008 increases in pension obligations in 2009, driven by changes in discount rate and inflation assumptions. The increase in other comprehensive income associated with our equity method investments in 2009 is primarily related to our 42% share of the unrealized gains on MillerCoors derivative instruments and pension obligations.

Employee Retirement Plans	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Employee Retirement Plans

17. Employee Retirement Plans

        The Company maintains retirement plans in Canada, the UK and the United States. Depending on the benefit program, we provide either defined benefit or defined contribution plans to our employees in Canada and the UK. Each plan is managed locally and in accordance with respective local laws and regulations. All retirement plans for MCBC employees, excluding MillerCoors, in the United States are defined contribution pension plans. MillerCoors maintains defined benefit pension plans as well; however, those plans are excluded from this disclosure because MillerCoors is not consolidated.

Defined Benefit Plans

  Investment Strategy

        The obligations of our defined benefit plans are supported by assets held in trust for the payment of future benefits. The Company is obligated to adequately fund these asset trusts. The underlying investments within MCBC's global defined benefit plans include: cash and short term instruments, debt securities, equity securities, investment funds, real estate and other investments including hedge fund of funds. Relative allocations reflect the demographics of the respective plans.

        We use a liability driven investment strategy in managing all of our defined benefits. For all of our defined benefit plan assets we have the following primary investment objectives:

  (1)
  optimize the long-term return on plan assets at an acceptable level of risk;

  (2)
  maintain a broad diversification across asset classes and among investment managers;

  (3)
  manage the risk level within each asset class and in relation to the plans' liabilities

        Each plan's respective allocation targets promote optimal expected return and volatility characteristics given a focus on a long-term time horizon for fulfilling the plans' obligations. All assets are managed by external investment managers with a mandate to either match or outperform their benchmark. We primarily use different asset managers in the UK and Canada.

        Our investment strategies for our defined benefit plans also consider the funding status for each plan. For defined benefit plans that are highly funded, assets are invested completely in fixed income holdings that have a similar duration to the associated liabilities. For plans with lower funding levels, the fixed income component is managed in a similar manner to the highly funded plans. In addition to this liability-matching fixed income allocation, these plans also contain exposure to return generating assets including: equities, real estate, debt, and other investments held with the goal of producing higher returns, which may also have a higher risk profile. These investments are diversified by investing globally with limitations placed on issuer concentration.

        For both our UK and Canadian plans, we hedge a portion of our foreign exchange exposure from plan assets which are not denominated in the local plan currency back to the local currency given our Canadian pension liabilities will be paid in Canadian dollars and our UK pension liabilities will be paid in British Pounds.

Target Allocations

        The following compares target asset allocation percentages with actual asset allocations at December 26, 2009:

	Canada plans assets		U.K. plan assets
	Target allocations	Actual allocations	Target allocations	Actual allocations
Equities	32.9%	30.8%	30.0%	35.0%
Fixed income	67.1%	68.5%	40.0%	39.5%
Hedge funds	0.0%	0.0%	15.0%	14.6%
Real estate	0.0%	0.0%	7.0%	4.4%
Other	0.0%	0.7%	8.0%	6.5%

Long Term Expected Return on Assets Assumption:

        We develop our long term expected return on assets (EROA) assumptions annually with input from independent investment specialists including our actuaries, investment consultants and other specialists. Each EROA assumption is based on historical data, including historical returns, historical market rates and is calculated for each plan's individual asset class. The calculation includes inputs for interest, inflation, credit, and risk premium (active investment management) rates and fees paid to service providers.

        We consider our EROA to be a significant management estimate. Any material changes in the inputs to our methodology used in calculating our EROA could have a significant impact on our reported defined benefit plans' expense.

Significant concentration risks:

        We periodically evaluate our defined benefit plan assets for concentration risks. As of period end, we did not have any individual asset positions that comprised greater than 10% of each plan's overall assets. However, we currently have significant plan assets invested in UK, US and Canadian government fixed income holdings. A provisional credit rating downgrade for either of these governments, could impact the asset values in a negative manner. However, such deterioration in asset values would likely be offset by the deterioration in the pension liability value.

        Further, as both our UK and Canadian plans maintain exposure to non-government investments, a significant system-wide increase in credit spreads would also negatively impact the reported plan asset values. In general, equity and fixed income risks have been mitigated by company-specific concentration limits and by utilizing multiple equity managers. We do have significant amount of assets invested with individual fixed income and hedge fund managers and so we use outside investment consultants to aid in the oversight of these managers.

Valuation Techniques

        We use a variety of industry accepted valuation techniques to value our plan assets. The techniques vary depending upon instrument type. Whenever possible, we prioritize the use of observable market data in our valuation processes. We use market, income and cost approaches to value our plan assets as of period end. See Note 1 "Basis of Presentation and Summary of Significant Accounting Policies" for additional information on our fair value methodologies and accounting policies. We have not changed our fair value techniques used to value plan assets this year.

Major Categories of Plan Assets

        As of December 26, 2009, our major categories of plan assets included the following:

  •
  Cash and Short Term Instruments—Includes cash, trades awaiting settlement, bank deposits, short term bills and short term notes. Our "trades awaiting settlement" category includes payables and receivables associated with asset purchases and sales that are awaiting final cash settlement as of year-end due to the use of trade date accounting for our pension plans assets. These payables normally settle within a few business days of the purchase or sale of the respective asset. The respective assets are included in or removed from our year end plan assets and categorized in their respective asset categories in the fair value hierarchy below. We include these items in level 1of this hierarchy, as the values are derived from quoted prices in active markets. Short term instruments are included in level 2 of the fair value hierarchy as these are highly liquid instruments that are valued using observable inputs but their asset values are not publicly quoted.

  •
  Debt Securities—Includes various government and corporate fixed income securities, interest and inflation-linked assets such as bonds and swaps, collateralized securities, and other debt securities. The majority of the plans' fixed income assets trade on "over the counter" exchanges, which provides observable inputs that are the primary input used to determine each individual investment's fair value. We also use independent pricing vendors as well as matrix pricing techniques. Matrix pricing uses observable data from other similar investments as the primary input, to determine the individual security's fair value. Assets included in our collateralized securities include mortgage backed securities and collateralized mortgage obligations, which are considered level 3 due to the use of the significant unobservable inputs used in deriving these assets fair market values.

  •
  Equities—Includes publicly traded common and other equity-like holdings, primarily publicly traded common stock, including real estate investment trusts, certain comingled funds investing in equities and other fund holdings. Equity assets are well diversified between international and domestic investments. We consider equities quoted on public exchanges as level 1 while other assets that are not quoted on public exchanges but valued using significant observable inputs as level depending on the individual asset's characteristics.

  •
  Investment Funds—This category includes our debt funds, equity funds, hedge fund of funds, and real estate fun holdings. The market values for these funds are based on the net asset values multiplied by the number of shares owned. For some of our hedge fund of funds and real estate funds we have the ability to liquidate without material delays at their net asset value and have recorded these assets at level 2 as the values were based upon significant observable inputs. For other hedge fund of funds and real estate funds, we do not have this flexibility to liquidate and the valuations are based upon the use of unobservable inputs and are considered level 3. This category does not directly hold physical real estate assets. For our real estate funds, these investment managers employ third party appraisers to value each fund's underlying real estate holdings, which include apartments, office space, hotels and industrial holdings. Each property is valued at least once a year but not all assets are valued by the independent appraiser during the same quarter. The highest and best use of each holding is used to determine the value of the holding. The independent appraisers use a combination of comparable sales methods and discounted cash flow techniques to value these holdings.

  •
  Other—Includes credit default swaps, repurchase agreements, recoverable taxes for taxes paid and awaiting reclaim due to the tax exempt nature of the pension plan, and venture capital. Repurchase agreements are agreements where our plan has purchased assets using borrowed funds, creating a repurchase agreement liability, to facilitate the trade. The assets associated with the repurchase agreement are included the respective asset's category in the fair value hierarchy and the repurchase agreement liability is classified as level 1 in the hierarchy as the liability is valued using quoted prices in active markets. As of year-end, there were several large repurchase agreements in the UK plan for  $194.4 million that invested primarily in inflation linked UK bonds. We are viewing the asset type as opposed to the investment vehicle in determining the presentation of our asset allocations. We include recoverable tax items in level 1 of this hierarchy, as the values are derived from quoted prices in active markets. Our credit default swaps are included in level 2 as the values were based upon significant observable inputs and our venture capital is included in level 3 as the values are based upon the use of unobservable inputs.

Fair Value Hierarchy

        The following presents our fair value hierarchy for our defined benefit pension plan assets by location.

		Fair value measurements as of December 26, 2009
	Total carrying value at December 26, 2009	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Canada
Cash and cash equivalents
Cash	$50.9	$50.9	$—	$—
Trades awaiting settlement	2.0	2.0
Bank deposits, short-term bills and notes	48.9	—	48.9	—
Debt
Government securities	590.4	—	590.4	—
Corporate debt securities	90.8	—	90.8	—
Collateralized debt securities	6.1	—	—	6.1
Other debt securities	0.8	—	0.8	—
Equities
Common stock	144.2	144.2	—	—
Other equity securities	3.5	3.5	—	—
Investment funds
Equity funds	198.2	—	198.2	—
Other
Recoverable taxes	0.4	0.4	—	—
Venture capital	0.9	—	—	0.9

Total—Canada	1,137.1	201.0	929.1	7.0

UK
Cash and cash equivalents
Cash	18.5	18.5	—	—
Trades awaiting settlement	(4.0)	(4.0)	—	—
Bank deposits, short-term bills and notes	15.3	—	15.3	—
Debt
Government securities	110.8	—	110.8	—
Corporate debt securities	352.0	—	352.0	—
Interest and inflation linked assets	331.0	—	324.7	6.3
Collateralized debt securities	7.8	—	—	7.8
Equities
Common stock	499.0	422.8	76.2	—
Other equity securities	4.2	4.2	—	—
Investment funds
Debt funds	40.4	—	40.4	—
Equity funds	140.0	—	140.0	—
Real estate funds	72.5	—	6.3	66.2
Hedge funds of funds	231.6	—	100.5	131.1
Other
Repurchase agreements	(194.4)	(194.4)	—	—
Credit default swaps	1.3	—	1.3	—
Recoverable taxes	19.6	19.6	—	—

Total—UK	1,645.6	266.7	1,167.5	211.4

Total	$2,782.7	$467.7	$2,096.6	$218.4

Fair Value: Level Three Rollforward

        The following presents our Level 3 Rollforward for our defined pension plan assets by location.

	Canada	U.K.	Total
Balance at December 28, 2008	$6.6	$296.1	$302.7
Total gain or loss (realized/unrealized):
Realized loss	—	(0.5)	(0.5)
Unrealized gain included in AOCI	—	4.7	4.7
Purchases, issuances, settlements	(0.6)	(12.5)	(13.1)
Transfers in/out of Level 3	—	(102.1)	(102.1)
Foreign exchange translation gain	1.0	25.7	26.7

Balance at December 26, 2009	$7.0	$211.4	$218.4

        During the year we transferred 102.1 million out of level 3 and into level 2 related to two investment funds whose valuation became based upon observable market inputs as market liquidity improved for these assets with unobservable inputs no longer playing a significant role in the valuation.

Net Periodic Pension Cost

        The following represents our net periodic pension cost:

	For the year ended December 26, 2009
	Canada plans	U.S. plans	U.K. plan	Consolidated
	(In millions)
Components of net periodic pension cost (benefit):
Service cost—benefits earned during the year	$15.0	$—	$4.6	$19.6
Interest cost on projected benefit obligation	69.5	0.4	107.6	177.5
Expected return on plan assets	(68.3)	—	(122.3)	(190.6)
Amortization of prior service cost	0.7	—	—	0.7
Amortization of net actuarial loss	0.1	0.4	—	0.5
Curtailment loss	5.3	—	—	5.3
Less expected participant and National Insurance contributions	(1.9)	—	(0.5)	(2.4)

Net periodic pension cost (benefit)	$20.4	$0.8	$(10.6)	$10.6

	For the year ended December 28, 2008
	Canada plans	U.S. plans	U.K. plan	Consolidated
	(In millions)
Components of net periodic pension cost (benefit):
Service cost—benefits earned during the year	$31.4	$8.4	$26.6	$66.4
Interest cost on projected benefit obligation	93.4	30.2	127.6	251.2
Expected return on plan assets	(115.8)	(34.5)	(145.4)	(295.7)
Amortization of prior service cost	2.2	(0.2)	(1.9)	0.1
Amortization of net actuarial loss	—	4.1	1.0	5.1
Special termination benefits	0.7	—	—	0.7
Less expected participant and National Insurance contributions	(2.7)	—	(4.4)	(7.1)

Net periodic pension cost	$9.2	$8.0	$3.5	$20.7

	For the year ended December 30, 2007
	Canada plans	U.S. plans	U.K. plan	Consolidated
	(In millions)
Components of net periodic pension cost (benefit):
Service cost—benefits earned during the year	$33.7	$17.3	$40.6	$91.6
Interest cost on projected benefit obligation	88.4	57.4	119.2	265.0
Expected return on plan assets	(111.1)	(69.9)	(162.3)	(343.3)
Amortization of prior service cost	0.9	0.1	2.5	3.5
Amortization of net actuarial loss	0.6	13.8	4.1	18.5
Special termination benefits	0.4	—	—	0.4
Less expected participant and National Insurance contributions	(3.7)	—	(10.5)	(14.2)

Net periodic pension cost (benefit)	$9.2	$18.7	$(6.4)	$21.5

Projected Benefit Obligation:

        The changes in the projected benefit obligation, plan assets and the funded status of the pension plans are as follows:

	As of December 26, 2009
	Underfunded				Overfunded
	Canada plans	U.S. plans	U.K. plan	Total	Canada plans	Consolidated
	(In millions)
Change in projected benefit obligation:
Prior year projected benefit obligation	$967.5	$6.9	$1,604.4	$2,578.8	$442.1	$3,020.9
Changes in current year Overfunded/(Underfunded) position	157.1	—	—	157.1	(157.1)	—

Projected benefit obligation at beginning of year	1,124.6	6.9	1,604.4	2,735.9	285.0	3,020.9
Deconsolidation of Brewers' Retail, Inc.	(429.9)	—	—	(429.9)	—	(429.9)
Service cost, net of expected employee contributions	10.6	—	4.1	14.7	2.6	17.3
Interest cost	51.6	0.4	107.6	159.6	17.9	177.5
Amendments	2.5	(0.2)	—	2.3	—	2.3
Actual employee contributions	1.8	—	0.4	2.2	—	2.2
Curtailments	5.3	—	—	5.3	—	5.3
Actuarial loss	71.1	0.5	375.3	446.9	16.8	463.7
Benefits paid	(48.3)	(0.2)	(99.5)	(148.0)	(26.5)	(174.5)
Foreign currency exchange rate change	115.2	—	161.1	276.3	47.7	324.0

Projected benefit obligation at end of year	$904.5	$7.4	$2,153.4	$3,065.3	$343.5	$3,408.8

Actuarial present value of accumulated benefit obligation	$904.0	$7.4	$2,153.4	$3,064.8	$341.7	$3,406.5

Change in plan assets:
Prior year fair value of assets	$783.2	$—	$1,381.5	$2,164.7	$507.6	$2,672.3
Changes in current year Overfunded/(Underfunded) position	161.8	—	—	161.8	(161.8)	—

Fair value of assets at beginning of year	945.0	—	1,381.5	2,326.5	345.8	2,672.3
Deconsolidation of Brewers' Retail, Inc.	(348.2)	—	—	(348.2)	—	(348.2)
Actual return on plan assets	53.8	—	226.5	280.3	9.0	289.3
Employer contributions	48.8	—	6.7	55.5	4.3	59.8
Actual employee contributions	1.8	—	0.4	2.2	—	2.2
Transfers	(0.4)	—	—	(0.4)	0.4	—
Benefits and plan expenses paid	(48.6)	—	(103.7)	(152.3)	(26.5)	(178.8)
Foreign currency exchange rate change	96.4	—	134.2	230.6	55.5	286.1

Fair value of plan assets at end of year	$748.6	$—	$1,645.6	$2,394.2	$388.5	$2,782.7

Funded status:
Projected benefit obligation at end of year	$(904.5)	$(7.4)	$(2,153.4)	$(3,065.3)	$(343.5)	$(3,408.8)
Fair value of plan assets at end of year	748.6	—	1,645.6	2,394.2	388.5	2,782.7

Funded status—(Underfunded)/Overfunded	(155.9)	(7.4)	(507.8)	(671.1)	45.0	(626.1)
Less: noncontrolling interests	—	—	—	—	—	—

Funded status after noncontrolling interests—(Underfunded)/Overfunded	$(155.9)	$(7.4)	$(507.8)	$(671.1)	$45.0	$(626.1)

Amounts recognized in the Consolidated Balance Sheet:
Other assets	$—	$—	$—	$—	$45.0	$45.0
Accrued expenses and other liabilities	(0.8)	—	—	(0.8)	—	(0.8)
Pension and postretirement benefits	(155.1)	(7.4)	(507.8)	(670.3)	—	(670.3)

Net amounts recognized	$(155.9)	$(7.4)	$(507.8)	$(671.1)	$45.0	$(626.1)

Amounts in Accumulated Other Comprehensive Loss (Income) not yet recognized as components of net periodic pension cost or (benefit), pre-tax:
Net actuarial loss (gain)	$180.8	$0.4	$740.9	$922.1	$(10.4)	$911.7
Net prior service cost	5.0	(0.2)	—	4.8	—	4.8

Total not yet recognized	$185.8	$0.2	$740.9	$926.9	$(10.4)	$916.5

        Changes in plan assets and benefit obligations recognized in other comprehensive loss, pre-tax were as follows:

	Canada plans	U.S. plans	U.K. plan	Total
	(In millions)
Accumulated other comprehensive loss as of December 30, 2007	$51.9	$177.4	$157.8	$387.1
Contribution to MillerCoors	—	(231.8)	—	(231.8)
Amortization of prior service costs	(2.3)	0.2	1.9	(0.2)
Amortization of net actuarial loss	—	(4.1)	(1.0)	(5.1)
Current year actuarial loss	115.7	58.6	353.9	528.2
Amendments	21.5	—	—	21.5
Curtailments	—	—	10.4	10.4
Foreign currency exchange rate change	(25.4)	—	(122.7)	(148.1)

Accumulated other comprehensive loss as of December 28, 2008	161.4	0.3	400.3	562.0
Deconsolidation of Brewers' Retail, Inc.	(98.2)	—	—	(98.2)
Amortization of prior service costs	(0.7)	—	—	(0.7)
Amortization of net actuarial loss	(0.1)	(0.4)	—	(0.5)
Current year actuarial loss	97.6	0.5	275.0	373.1
Amendments	2.6	(0.2)	—	2.4
Foreign currency exchange rate change	12.8	—	65.6	78.4

Accumulated other comprehensive loss as of December 26, 2009	$175.4	$0.2	$740.9	$916.5

Amortization Amounts Expected to be Recognized in Net Periodic Pension Cost During Fiscal Year Ending December 25, 2010, pre-tax:

Amount
(In millions)
Amortization of net prior service benefit	$0.7
Amortization of actuarial net loss	$14.0

	As of December 28, 2008
	Underfunded				Overfunded
	Canada plans	U.S. plans	U.K. plan	Total	Canada plans	U.S. plan	Total	Consolidated
	(In millions)
Change in projected benefit obligation:
Prior year projected benefit obligation	$1,396.3	$22.3	$2,341.2	$3,759.8	$533.4	$949.9	$1,483.3	$5,243.1
Changes in current year (Underfunded)/Overfunded position	(69.5)	949.9	—	880.4	69.5	(949.9)	(880.4)	—

Projected benefit obligation at beginning of year	1,326.8	972.2	2,341.2	4,640.2	602.9	—	602.9	5,243.1
Contribution of plans to MillerCoors	—	(942.1)	—	(942.1)	—	—	—	(942.1)
Service cost, net of expected employee contributions	22.0	8.4	22.2	52.6	6.9	—	6.9	59.5
Interest cost	64.8	30.2	127.6	222.6	28.6	—	28.6	251.2
Amendments	21.5	—	—	21.5	—	—	—	21.5
Actual employee contributions	2.6	—	4.1	6.7	—	—	—	6.7
Settlement	(10.5)	—		(10.5)	—	—	—	(10.5)
Curtailments	—	0.1	(6.2)	(6.1)	—	—	—	(6.1)
Actuarial gain	(150.9)	(13.1)	(167.1)	(331.1)	(46.2)	—	(46.2)	(377.3)
Benefits paid	(62.7)	(48.8)	(113.6)	(225.1)	(37.9)	—	(37.9)	(263.0)
Foreign currency exchange rate change	(246.1)	—	(603.8)	(849.9)	(112.2)	—	(112.2)	(962.1)

Projected benefit obligation at end of year	$967.5	$6.9	$1,604.4	$2,578.8	$442.1	$—	$442.1	$3,020.9

Actuarial present value of accumulated benefit obligation	$964.2	$6.5	$1,553.2	$2,523.9	$440.5	$—	$440.5	$2,964.4

Change in plan assets:
Prior year fair value of assets	$1,233.6	$—	$2,249.9	$3,483.5	$595.7	$951.7	$1,547.4	$5,030.9
Changes in current year (Underfunded)/Overfunded position	(67.9)	951.7	—	883.8	67.9	(951.7)	(883.8)	—

Fair value of assets at beginning of year	1,165.7	951.7	2,249.9	4,367.3	663.6	—	663.6	5,030.9
Contribution of plans to MillerCoors	—	(867.1)	—	(867.1)	—	—	—	(867.1)
Actual return on plan assets	(173.9)	(36.5)	(371.0)	(581.4)	(20.6)	—	(20.6)	(602.0)
Employer contributions	69.9	0.7	127.5	198.1	30.5	—	30.5	228.6
Actual employee contributions	2.6	—	4.0	6.6	—	—	—	6.6
Settlement	(10.5)	—	—	(10.5)	—	—	—	(10.5)
Administration expenses	(1.9)	—	—	(1.9)	(1.3)	—	(1.3)	(3.2)
Benefits and plan expenses paid	(62.7)	(48.8)	(123.6)	(235.1)	(37.9)	—	(37.9)	(273.0)
Foreign currency exchange rate change	(206.0)	—	(505.3)	(711.3)	(126.7)	—	(126.7)	(838.0)

Fair value of plan assets at end of year	$783.2	$—	$1,381.5	$2,164.7	$507.6	$—	$507.6	$2,672.3

Funded status:
Projected benefit obligation at end of year	$(967.5)	$(6.9)	$(1,604.4)	$(2,578.8)	$(442.1)	$—	$(442.1)	$(3,020.9)
Fair value of plan assets at end of year	783.2	—	1,381.5	2,164.7	507.6	—	507.6	2,672.3

Funded status—(Underfunded)/Overfunded	(184.3)	(6.9)	(222.9)	(414.1)	65.5	—	65.5	(348.6)
Less: noncontrolling interests	29.6	—	—	29.6	—	—	—	29.6

Funded status after noncontrolling interests—(Underfunded)/Overfunded	$(154.7)	$(6.9)	$(222.9)	$(384.5)	$65.5	$—	$65.5	$(319.0)

Amounts recognized in the Consolidated Balance Sheet:
Other assets	$—	$—	$—	$—	$65.5	$—	$65.5	$65.5
Accrued expenses and other liabilities	(0.7)	(4.8)	—	(5.5)	—	—	—	(5.5)
Pension and postretirement benefits	(154.0)	(2.1)	(222.9)	(379.0)	—	—	—	(379.0)

Net amounts recognized	$(154.7)	$(6.9)	$(222.9)	$(384.5)	$65.5	$—	$65.5	$(319.0)

Amounts in Accumulated Other Comprehensive Loss (Income) not yet recognized as components of net periodic pension cost or (benefit), pre-tax:
Net actuarial loss (gain)	$132.6	$0.3	$400.3	$533.2	$(4.9)	$—	$(4.9)	$528.3
Net prior service cost	32.2	—	—	32.2	1.5	—	1.5	33.7

Total not yet recognized	$164.8	$0.3	$400.3	$565.4	$(3.4)	$—	$(3.4)	$562.0

        Pension expense is actuarially calculated annually based on data available at the beginning of each year. Assumptions used in the calculation include the settlement discount rate selected and disclosed at the end of the previous year as well as other assumptions detailed in the table below.

	For the years ended
	December 26, 2009			December 28, 2008
	Canada plans	U.S. plans	U.K. plan	Canada plans	U.S. plans	U.K. plan
Weighted average assumptions:
Settlement discount rate(1)	5.55% - 5.85%	4.75%	5.70%	6.1% - 6.6%	4.7% - 6.2%	6.45%
Rate of compensation increase(2)	3.00%	N/A	N/A	2.5% - 3.0%	3.00%	4.15%
Expected return on plan assets	2.35% - 6.50%	N/A	6.65%	4.4% - 7.05%	N/A	7.45%
(1)
Rate utilized at year-end for the following year's pension expense and related balance sheet amounts at current year-end.

(2)
U.S. plans are no longer salary-linked. U.K. plan was closed to future accrual during 2009.

Expected Cash Flows

        In 2010, we expect to make contributions to the Canada plans totaling approximately  $35 million -  $40 million, which includes supplemental executive plans. No contributions are expected to be made to the UK plan in 2010. This amount excludes MillerCoors' contributions to its defined benefit pension plans, as MillerCoors is not consolidated in our financial statements. Plan funding strategies are influenced by employee benefits and tax laws.

        Information about expected cash flows for the consolidated retirement plans (including consolidated joint ventures) follows:

Expected benefit payments	Amount
(In millions)
2010	$190.6
2011	$197.7
2012	$204.9
2013	$212.6
2014	$220.0
2015 - 2019	$1,212.1

U.K. Plan Curtailment

        The U.K. defined benefit plan was closed to new employees in April 2006, and was closed to all new employee service credit effective in April 2009. During October 2008, we announced a plan for the cessation of employee service credit with regard to retirement benefits in the MCBC UK pension plan. It was subsequently announced in December 2008 that employee service credit would cease with regard to the earning of pension benefits, effective April 4, 2009. This cessation of benefits was a curtailment event. As a result, we recognized a pension gain of  $10.4 million, representing the immediate recognition of previously unamortized prior service benefit. The  $6.2 million reduction of the projected benefit obligation as a result of the curtailment was netted against actuarial losses reflected in the plan's remeasurement, and therefore was not recognized as a gain on the income statement.

Multiemployer Plan

        Certain of our former employees in Memphis participated in a multi-employer union retirement plan, into which we made contributions on their behalf. There were no contributions in 2009 or 2008. Contributions totaled  $27.6 million in 2007. The contributions in 2007 were a result of the final payment to the union upon withdrawal from the pension plan.

Defined Contribution Plans

        Canadian employees typically participate in the defined contribution portion of the registered pension plans. The employer contributions range from 3% to 5.5% of employee compensation. Our contributions in 2009, 2008 and 2007 were  $5.1 million,  $4.0 million and  $3.7 million, respectively. The investment strategy for defined contribution plans in the U.S, Canada and the U.K. are determined by each individual participant.

        During 2009, U.S. employees were eligible to participate in the Molson Coors Savings and Investment Plan, a qualified voluntary defined contribution plan. We match 50% of our hourly and salaried non-exempt and 75% of our salaried exempt employees' contributions up to 6% of employee compensation. Both employee and employer contributions were made in cash in accordance with participant investment elections. There were no minimum amounts that are required to be invested in Molson Coors stock. Our contributions in 2009, 2008 and 2007 were  $2.2 million,  $5.3 million, and  $8.4 million, respectively. The reason for the decrease from 2008 to 2009 is due to the MillerCoors joint venture.

        From April 2006, new employees of the U.K. business were not entitled to join the Company's defined benefit pension plan. Instead these employees were and still are given an opportunity to participate in a defined contribution plan. Company contributions to this plan were  $2.2 million and  $1.5 million in 2009 and 2008, respectively. Effective in April 2009 the MCBC-UK pension plan was closed to future service credit. The majority of the employees in the defined benefit plan opted to join a new scheme within the existing defined contribution plan. The Company's contributions to this new scheme within the existing defined contribution plan were  $8.9 million in 2009. The defined contribution plan has a number of different schemes within it to accommodate the different employee and employer contribution structures that are available to members.

        During 2009 we established for certain US employees a nonqualified defined contribution plan. MCBC has voluntarily funded these liabilities through a Rabbi Trust. These are company assets which are invested in publicly traded mutual funds whose performance is expected to closely match changes in the plan liabilities.

Fair Value Hierarchy

        The following presents our fair value hierarchy for our corporate invested plan assets.

		Fair value measurements as of December 26, 2009
	Total carrying value at December 26, 2009	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Corporate
Equities
Mutual funds	$0.8	$0.8	$—	$—

Total—Corporate	0.8	0.8	—	—

Postretirement Benefits	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Postretirement Benefits

18. Postretirement Benefits

        Canadian and U.S. employees in the Corporate center have postretirement plans that provide medical benefits and life insurance for retirees and eligible dependents. The plans are not funded.

        The obligations under these plans were determined by the application of the terms of medical and life insurance plans, together with relevant actuarial assumptions and health care cost trend rates detailed in the table below.

For the years ended
	December 26, 2009		December 28, 2008
	Molson Canada plans	U.S. plan	Molson Canada plans	BRI Canada plans	U.S. plan
Key assumptions:
Settlement discount rate	2.75% - 5.9%	5.90%	6.50%	4.5% - 6.5%	6.30%
Health care cost trend rate	Ranging ratably from 9% in 2010 to 5.00% in 2018	Ranging ratably from 8.5% in 2010 to 5.00% in 2017	Ranging ratably from 9% in 2009 to 5.00% in 2017	Ranging ratably from 8.50% in 2009 to 5.00% in 2016	Ranging ratably from 8.30% in 2009 to 5.00% in 2022

        Our net periodic postretirement benefit cost and changes in the projected benefit obligation of the postretirement benefit plans are as follows:

	For the year ended December 26, 2009
	Canada plans	U.S. plan	Consolidated
	(In millions)
Components of net periodic postretirement benefit cost:
Service cost—benefits earned during the period	$2.9	$0.1	$3.0
Interest cost on projected benefit obligation	9.3	0.1	9.4
Amortization of prior service gain	(2.5)	—	(2.5)
Amortization of net actuarial gain	(0.9)	—	(0.9)

Net periodic postretirement benefit cost	$8.8	$0.2	$9.0

	For the year ended December 28, 2008
	Canada plans	U.S. plan	Consolidated
	(In millions)
Components of net periodic postretirement benefit cost:
Service cost—benefits earned during the period	$7.3	$1.3	$8.6
Interest cost on projected benefit obligation	15.4	4.8	20.2
Amortization of prior service cost	0.1	0.1	0.2
Amortization of net actuarial loss	0.1	2.1	2.2

Net periodic postretirement benefit cost	$22.9	$8.3	$31.2

	For the year ended December 30, 2007
	Canada plans	U.S. plan	Consolidated
	(In millions)
Components of net periodic postretirement benefit cost:
Service cost—benefits earned during the period	$9.4	$2.6	$12.0
Interest cost on projected benefit obligation	14.4	7.9	22.3
Amortization of prior service cost	0.1	0.3	0.4
Amortization of net actuarial loss	1.2	3.4	4.6

Net periodic postretirement benefit cost	$25.1	$14.2	$39.3

	As of December 26, 2009
	Canada Plans	U.S. Plan	Consolidated
	(In millions)
Change in projected postretirement benefit obligation:
Projected postretirement benefit obligation at beginning of year	$208.5	$1.7	$210.2
Deconsolidation of Brewers' Retail, Inc.	(68.4)	—	(68.4)
Service cost	2.9	0.1	3.0
Interest cost	9.3	0.1	9.4
Actuarial loss (gain)	8.8	(0.4)	8.4
Plan amendment	(19.1)	—	(19.1)
Benefits paid, net of participant contributions	(5.3)	—	(5.3)
Foreign currency exchange rate change	21.5	—	21.5

Projected postretirement benefit obligation at end of year	$158.2	$1.5	$159.7

Funded status—Unfunded:
Accumulated postretirement benefit obligation	$(158.2)	$(1.5)	$(159.7)

Amounts recognized in the Consolidated Balance Sheet:
Accrued expenses and other liabilities	$(7.4)	$—	$(7.4)
Pension and postretirement benefits	(150.8)	(1.5)	(152.3)

Net amounts recognized	$(158.2)	$(1.5)	$(159.7)

Amounts in Accumulated Other Comprehensive (Income) Loss unrecognized as components of net periodic pension cost, pre-tax:
Net actuarial (gain) loss	$(12.8)	$0.4	$(12.4)
Net prior service credit	(17.2)	—	(17.2)

Total unrecognized	$(30.0)	$0.4	$(29.6)

        Changes in plan assets and benefit obligations recognized in other comprehensive loss (income) were as follows:

	Canada plans	U.S. plan	Total
	(In millions)
Accumulated other comprehensive income as of December 30, 2007	$36.1	$76.3	$112.4
Contribution to MillerCoors	—	(67.3)	(67.3)
Amortization of prior service costs	(0.1)	(0.2)	(0.3)
Amortization of net actuarial loss	—	(2.1)	(2.1)
Current year actuarial gain	(62.9)	(5.9)	(68.8)
Foreign currency exchange rate change	1.1	—	1.1

Accumulated other comprehensive income as of December 28, 2008	$(25.8)	$0.8	$(25.0)
Deconsolidation of Brewers' Retail, Inc.	5.5	—	5.5
Amortization of prior service costs	2.5	—	2.5
Amortization of net actuarial loss	0.9	—	0.9
Current year actuarial loss (gain)	8.8	(0.4)	8.4
Amendments	(19.1)	—	(19.1)
Foreign currency exchange rate change	(2.8)	—	(2.8)

Accumulated other comprehensive income as of December 26, 2009	$(30.0)	$0.4	$(29.6)

Amortization Amounts Expected to be Recognized in Net Periodic Postretirement Cost During Fiscal Year Ending December 25, 2010 (pre-tax):

Amount
(In millions)
Amortization of net prior service cost (gain)	$(3.6)
Amortization of actuarial net loss (gain)	$(0.1)

	As of December 28, 2008
	Canada Plans	U.S. Plan	Consolidated
	(In millions)
Change in projected postretirement benefit obligation:
Projected postretirement benefit obligation at beginning of year	$314.4	$155.6	$470.0
Contribution to MillerCoors	—	(146.3)	(146.3)
Service cost	6.7	1.3	8.0
Interest cost	15.4	4.8	20.2
Actuarial gain	(62.9)	(6.0)	(68.9)
Benefits paid, net of participant contributions	(9.9)	(7.7)	(17.6)
Foreign currency exchange rate change	(55.2)	—	(55.2)

Projected postretirement benefit obligation at end of year	$208.5	$1.7	$210.2

Funded status—Unfunded:
Accumulated postretirement benefit obligation	$(208.5)	$(1.7)	$(210.2)

Amounts recognized in the Consolidated Balance Sheet:
Accrued expenses and other liabilities	$(9.0)	$—	$(9.0)
Pension and postretirement benefits	(199.5)	(1.7)	(201.2)

Net amounts recognized	$(208.5)	$(1.7)	$(210.2)

Amounts in Accumulated Other Comprehensive (Income) Loss unrecognized as components of net periodic pension cost, pre-tax:
Net actuarial (gain) loss	$(25.9)	$0.8	$(25.1)
Net prior service cost	0.1	—	0.1

Total unrecognized	$(25.8)	$0.8	$(25.0)

Expected Cash Flows

        Information about expected cash flows for the consolidated post-retirement plans follows:

Amount
(In millions)
2010	$7.4
2011	$8.0
2012	$8.6
2013	$9.2
2014	$9.8
Thereafter	$54.5

        Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	1% point increase	1% point decrease
	(unfavorable) favorable (In millions)
Canada plans (Molson)
Effect on total of service and interest cost components	$(1.4)	$1.2
Effect on postretirement benefit obligation	$(15.8)	$14.3
U.S. plan
Effect on total of service and interest cost components	$—	$—
Effect on postretirement benefit obligation	$(0.2)	$0.2

Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Derivative Instruments and Hedging Activities

19. Derivative Instruments and Hedging Activities

Overview and Risk Management Policies

        We use derivatives as a part of our normal business operations to manage our exposure to fluctuations in interest, foreign currency exchange, commodity, and production materials costs. We have established policies and procedures that govern the risk management of these exposures. We also occasionally transact derivatives for other strategic purposes, which includes our total return swaps. Our primary objective in managing these exposures is to decrease the volatility of our earnings and cash flows affected by changes in the underlying rates and prices.

        To achieve this objective, we enter into a variety of financial derivatives, including foreign currency exchange, commodity, forward starting interest rate, and cross currency swaps, the values of which change in the opposite direction of the anticipated future cash flows. We also enter into physical hedging agreements directly with our suppliers as an added instrument to manage our exposure to certain commodities.

Counterparty Risk

        While, by policy, the counterparties to any of the financial derivatives we enter into are major institutions with investment grade credit ratings of at least A- (Standard & Poor's), A3 (Moody's) or better, we are exposed to credit related losses in the event of non-performance by counterparties. This credit risk is generally limited to the unrealized gains in such contracts, should any of these counterparties fail to perform as contracted.

        We have established counterparty credit policy and guidelines that are monitored and reported to management according to prescribed guidelines to assist in managing this risk. As an additional measure, we utilize a portfolio of institutions either headquartered or operating in the same countries that we conduct our business. In calculating the fair value of our derivative balances, we also record an adjustment to recognize the risk of counterparty credit and MCBC non-performance risk.

Liquidity Risk

        We base the fair value of our derivative instruments upon market rates and prices. The volatility of these rates and prices are dependent on many factors that cannot be forecasted with reliable accuracy. The current fair values of our contracts could differ significantly from the cash settled values with our counterparties. As such, we are exposed to liquidity risk related to unfavorable changes in the fair value of our derivative contracts.

        We may be forced to cash settle all or a portion of our derivative contracts before the expected settlement date upon the occurrence of certain contractual triggers including a change of control termination event or other breach of agreement. This could have a negative impact on our cash position. For derivative contracts that we have designated as hedging instruments, early cash settlement would result in the timing of our hedge settlement not being matched to the cash settlement of the forecasted transaction or firm commitment. We may also decide to cash settle all or a portion of our derivative contracts before the expected settlement date through negotiations with our counterparties, which could also impact our liquidity.

        Due to the nature of our counterparty agreements, we are not able to net positions with the same counterparty across business units. Thus, in the event of default, we may be required to early settle all out-of-the-money contracts, without the benefit of netting the fair value of any in-the-money positions against this exposure.

Collateral

        For the majority of our derivative transactions, we do not receive and are not required to post collateral unless a change of control event occurs. This termination event would give either party the right to early terminate all outstanding swap transactions in the event that the other party consolidates, merges with, or transfers all or substantially all its assets to, another entity, and the creditworthiness of the surviving entity that has assumed such party's obligations is "materially weaker" than that of such party.

        We may also be required to post collateral with our counterparty if our total return swaps are in an out-of-the-money position. If our credit ratings with Moody's and Standard and Poor's with regard to our long-term debt remain at an investment grade level, we are required to post collateral for the portion of the out-of-the-money liability exceeding a pre-established threshold. If our credit ratings fall below investment grade with both ratings services, we must post collateral for the entire out-of-the-money liability. As of December 26, 2009, we did not have any collateral posted with our counterparty.

Derivative Accounting Policies

Overview

        The majority of our derivative contracts qualifies and are designated as cash flow hedges. We have also elected the NPNS exemption for certain contracts. These contracts are typically transacted with our suppliers and include risk management features that allow us to fix the price on specific volumes of purchases for specified delivery periods. The Company also considers whether any provisions in our contracts represent "embedded" derivative instruments as defined in authoritative accounting guidance. As of December 26, 2009, we have concluded that no "embedded" derivative instruments warrant separate fair value accounting.

Hedge Accounting Policies

        We formally document all relationships between hedging instruments and hedged items, as well as the risk-management objective and strategy for undertaking hedge transactions. We also formally assess both at the hedge's inception and on an ongoing basis, specifically whether the derivatives that are used in hedging transactions have been highly effective in offsetting changes in the cash flows of hedged items and whether those derivatives may be expected to remain highly effective in future periods.

        We discontinue hedge accounting prospectively when (1) the derivative is no longer highly effective in offsetting changes in the cash flows of a forecasted future transaction; (2) the derivative expires or is sold, terminated, or exercised; (3) it is no longer probable that the forecasted transaction will occur; (4) management determines that designating the derivative as a hedging instrument is no longer appropriate; or (5) management decides to cease hedge accounting.

        When we discontinue hedge accounting prospectively, but it continues to be probable that the forecasted transaction will occur in the originally expected period, the existing gain or loss on the derivative remains in accumulated other comprehensive income ("AOCI") and is reclassified into earnings when the forecasted transaction affects earnings. However, if it is no longer probable that a forecasted transaction will occur by the end of the originally specified time period or within an additional two-month period of time thereafter, the gains and losses in AOCI are recognized immediately in earnings. In all situations in which hedge accounting is discontinued and the derivative remains outstanding, we carry the derivative at its fair value on the balance sheet until maturity, recognizing future changes in the fair value in current period earnings.

Presentation

        Derivatives are recognized on the balance sheet at their fair value. See our discussion regarding fair value measurements below. In accordance with FASB issued guidance, we do not record the fair value of derivatives for which we have elected the Normal Purchase Normal Sales ("NPNS") exemption. We account for these contracts on an accrual basis, recording realized settlements related to these contracts to the same financial statement line items as the corresponding transaction.

        For derivative contracts recorded on the balance sheet, MCBC allocates the current and non-current portion of each contract's fair value to the appropriate asset/liability line item. Unrealized gain positions are recorded as other current assets or other non-current assets. Unrealized loss positions are recorded as other current liabilities or other non-current liabilities. Our policy is to present all derivative balances on a gross basis, without regard to counterparty master netting agreements or similar arrangements.

        We record realized gains and losses from derivative instruments to the same financial statement line item as the hedged item/forecasted transaction. Changes in unrealized gains and losses for derivatives not designated as either a cash flow hedge or fair value hedge are recorded directly in earnings each period and are recorded to the same financial statement line item as the associated realized (cash settled) gains and losses.

        Changes in fair values (to the extent of hedge effectiveness) of outstanding cash flow hedges are recorded in OCI, until earnings are affected by the variability of cash flows of the underlying hedged transaction. The recognition of effective hedge results in the consolidated statement of income offsets the gains or losses on the underlying exposure. Any ineffectiveness is recorded directly into earnings each period.

Significant Derivative/Hedge Positions

Cross Currency Swaps

        Simultaneous with the September 22, 2005, U.S. private debt placement, we entered into a cross currency swap transaction for the entire USD  $300 million issue amount and for the same maturity of September 2010. In this transaction we exchanged our USD  $300 million for a CAD  $355.5 million obligation with a third party. The swaps also call for an exchange of fixed CAD interest payments for fixed USD interest receipts. We have designated this transaction as a hedge of the variability of the cash flows associated with the payment of interest and principal on the USD securities. Changes in the value of the transaction due to foreign exchange are recorded in earnings and are offset by a revaluation of the associated debt instrument. Changes in the value of the transaction due to interest rates are recorded to OCI.

        On April 10, 2007, we entered into several cross currency swaps that mature in May 2012 to hedge the foreign currency impact of intercompany GBP debt in a CAD functional currency subsidiary. The cross currency swaps are designated as cash flow hedges of forecasted CAD cash flows related to GBP interest and principal payments on the intercompany loans. The notional amount of the swaps is GBP £530 million (CAD  $1.2 billion at inception). The cross currency swaps have been designated as cash flow hedges of the changes in value of the future CAD interest and principal payments that results from changes in the GBP to CAD exchange rates on an intercompany loan between our U.K. and Corporate segments.

        As of December 26, 2009, we are also a party to other cross currency swaps totaling GBP £530 million (USD  $774 million at inception). The swaps call for an exchange of fixed GBP interest payments for fixed USD interest receipts. The cross currency swaps have been designated as cash flow hedges of the changes in value of the future GBP interest and principal receipts.

Forward Starting Interest Rate Swaps

        In order to manage our exposure to the volatility of the interest rates associated with the future interest payments on a forecasted debt issuance, we have transacted forward starting interest rate swap contracts. These swaps have a total notional value of CAD  $200 million with an average fixed rate of 3.3%. These forward starting interest rate swaps have an effective date starting in September 2010 and have a termination date in 2017, mirroring the term of the forecasted debt issuance. Under these agreements we are required to early terminate these swaps in 2010, at the time we expect to issue the forecasted debt. We have designated these contracts as cash flow hedges on a portion of the interest payments on a future forecasted debt issuance.

Foreign Currency Forwards

        As of period end, we have financial foreign exchange forward contracts in place to manage our exposure to foreign currency fluctuations. We hedge foreign currency exposure related to certain royalty agreements, exposure associated with the purchase of production inputs and imports that are denominated in currencies other than the functional entity's local currency, and other foreign exchanges exposures. MCBC uses foreign currency forward contracts to hedge these future forecasted transactions with up to a thirty-six month horizon.

Commodity Swaps

        As of period end, we had financial commodity swap contracts in place to hedge certain future expected purchases of natural gas. Essentially, these contracts allow us to swap our floating exposure to natural gas prices for a fixed rate. These contracts have been designated as cash flow hedges of forecasted natural gas purchases. The fair value of these swaps depends upon current market rates in relation to our fixed rate under the swap agreements at period end. MCBC uses these swaps to hedge forecasted purchases up to twenty-four months in advance.

Total Return Swaps

        In 2008, we entered into a series of cash settled total return swap contracts. We transacted these swaps for the purpose of gaining exposure to Foster's, a major global brewer. These swaps are marked-to-market each period as these swaps do not qualify for hedge accounting. As such, all unrealized gains and losses related to these swaps are recorded directly to the income statement and are classified as other income (expense) in MCI and Corporate. Under the initial agreements, these total return swaps were scheduled to mature this year. However, during the second quarter of this year we amended these total return swap agreements with our counterparty to extend the maturity date by one year. As such, the current swaps are contracted to settle in 2010.

Derivative Fair Value Measurements

        The fair values of our derivatives include credit risk adjustments to account for our counterparties' credit risk, as well as MCBC's own non-performance risk. These adjustments resulted in a  $3 million net increase as of December 26, 2009 to other comprehensive income ("OCI"), as the fair value of these derivatives was in a net liability position. This represents a  $4 million net decrease year to date, as these adjustments resulted in a  $7 million net increase to OCI as of December 28, 2008.

        The table below summarizes our derivative assets and liabilities that were measured at fair value as of December 26, 2009. See Note 1 "Basis of Presentation and Summary of Significant Accounting Policies" for further discussion related to measuring fair value. We utilize market approaches to value derivative instruments.

		Fair Value Measurements at December 26, 2009 Using
	Total carrying value at December 26, 2009	Quoted prices in active markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(In millions)
Derivatives, net	$(417.9)	—	$(417.9)	$—

Total	$(417.9)	$—	$(417.9)	$—

		Fair Value Measurements at December 28, 2008 Using
	Total carrying value at December 28, 2008	Quoted prices in active markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(In millions)
Derivatives, net	$(141.0)	—	$(151.5)	$10.5

Total	$(141.0)	$—	$(151.5)	$10.5

        The table below summarizes derivative valuation activity using significant unobservable inputs (Level 3) (In millions):

Rollforward of Level 3 Inputs
Balance at December 31, 2007	$—
Total gains or losses (realized/unrealized)
Included in earnings (or change in net assets)	—
Included in AOCI	—
Purchases, issuances and settlements	—
Transfers In/Out of Level 3	10.5

Balance at December 28, 2008	$10.5
Total gains or losses (realized/unrealized)
Included in earnings (or change in net assets)	—
Included in AOCI	—
Purchases, issuances and settlements	—
Transfers In/Out of Level 3	(10.5)

Balance at December 26, 2009	$—

        During the year we transferred  $10.5 million of derivative liability related to one cross currency swap out of Level 3 and into Level 2 as the position's valuation became based upon observable market inputs with unobservable inputs no longer playing a significant role in the valuation.

Results of Period Derivative Activity

        The tables below include the year to date results of our derivative activity in the Consolidated Balance Sheet as of December 26, 2009 and the Consolidated Statement of Operations for the year ended December 26, 2009.

Fair Value of Derivative Instruments in the Consolidated Balance Sheet (in millions)

	As of December 26, 2009
			Asset derivatives		Liability derivatives
	Notional amount		Balance sheet location	Fair value	Balance sheet location	Fair value
Derivatives designated as hedging instruments:
Cross currency swaps	USD	1,992.4	Other current assets	$—	Accrued expenses	$(46.9)
			Other assets	—	Long term derivative liability	(366.1)
Forward starting interest rate swaps	USD	190.5	Other current assets	6.3	Accrued expenses	—
Foreign currency forwards	USD	339.3	Other current assets	4.6	Accrued expenses	(6.1)
			Other assets	1.1	Long term derivative liability	(8.1)
Commodity swaps	Gigajoules	1.2	Other current assets	—	Accrued expenses	(0.9)

Total derivatives designated as hedging instruments				$12.0		$(428.1)

Derivatives not designated as hedging instruments:
Total return swap	AUD	496.5	Other current assets	$—	Accrued expenses	$(1.8)

Total derivatives not designated as hedging instruments				$—		$(1.8)

        MCBC allocates the current and non-current portion of each contract to the corresponding derivative account above.

The Effect of Derivative Instruments on the Consolidated Statement of Operations (in millions)

For the year ended December 26, 2009
Derivatives in cash flow hedge relationships	Amount of gain (loss) recognized in OCI on derivative (effective portion)	Location of gain (loss) reclassified from AOCI into income (effective portion)	Amount of gain (loss) recognized from AOCI on derivative (effective portion)	Location of gain (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	Amount of gain (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
Cross currency contracts(1)	$(3.2)	Other income (expense), net	$(120.3)	Other income (expense), net	$—
		Interest expense, net	(5.8)	Interest expense, net	—
Forward starting interest rate swaps	5.8	Interest expense, net	—	Interest expense, net	—
Foreign currency forwards	(61.7)	Other income (expense), net	3.0	Other income (expense), net	—
		Cost of goods sold	13.8	Cost of goods sold	—
		General and administrative expenses	(0.5)	General and administrative expenses	—
Commodity swaps	1.1	Cost of goods sold	(3.5)	Cost of goods sold	—

Total	$(58.0)		$(113.3)		$—

(1)
The foreign exchange gain (loss) component of these cross currency swaps is offset by the corresponding gain (loss) on the hedged forecasted transactions in Other income (expense), net and Interest expense, net.

        During the period we recorded no significant ineffectiveness related to these cash flow hedges.

Other Derivatives (in millions)

For the year ended December 26, 2009
Derivatives not in hedging relationship	Location of gain (loss) recognized in income on derivative	Amount of gain (loss) recognized in income on derivative
Cash settled total return swap	Other income, net	$0.7
Physical commodity contracts	Cost of goods sold	(9.6)

		$(8.9)

Accrued expenses and other liabilities	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Accrued expenses and other liabilities

20. Accrued expenses and other liabilities

	As of
	December 26, 2009	December 28, 2008
	(In millions)
Accrued compensation	$85.6	$44.8
Accrued excise taxes	223.8	197.2
Accrued selling and marketing costs	93.7	73.2
Accrued brewing operations costs	173.4	275.0
Other	168.5	100.6

Accrued expenses and other liabilities	$745.0	$690.8

        Accrued brewing operations costs consist of amounts owed for beer raw materials, packaging materials, freight charges, utilities, and other manufacturing and distribution costs. The increases in values from 2008 to 2009 are primarily attributable to increases in accrued derivative expenses within Other related to strengthening of the CAD and GBP against the USD and increases in accrued compensation, offset by decreases in accrued brewing operations costs related to the deconsolidation of BRI in the first quarter of 2009.

Commitments and Contingencies	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Commitments and Contingencies

21. Commitments and Contingencies

Letters of Credit

        As of December 26, 2009, we had approximately  $17.4 million outstanding in letters of credit with financial institutions. These letters expire at different points in 2010. Approximately  $6.7 million of the letters contain a feature that automatically renews the letter for an additional year if no cancellation notice is submitted. These letters of credit are being maintained as security for deferred compensation payments, reimbursements to insurance companies, reimbursements to the trustee for pension payments, deductibles or retention payments made on our behalf, various payments due to governmental agencies, and for operations of underground storage tanks.

Supply Contracts

        We have various long-term supply contracts with unaffiliated third parties and our joint venture partners to purchase materials used in production and packaging, such as starch, cans and glass. The supply contracts provide that we purchase certain minimum levels of materials throughout the terms of the contracts. The future aggregate minimum required purchase commitments under these supply contracts are shown in the table below. The amounts in the table do not represent all anticipated payments under long-term contracts. Rather, they represent unconditional and legally enforceable committed expenditures:

Amount
(In millions)
2010	$101.0
2011	61.5
2012	23.2
2013	0.5
2014	0.3
Thereafter	0.1

Total	$186.6

        Our total purchases under these contracts in 2009, 2008 and 2007 were approximately  $599.8 million,  $1,073.9 million, and  $715.9 million, respectively.

Graphic Packaging Corporation

        We had a packaging supply agreement with a subsidiary of Graphic Packaging Corporation, a related party, under which we purchased our U.S. segment paperboard requirements. This contract was held by CBC, and now is held by MillerCoors. Our payments under the packaging agreement in the first half of 2008, and the full year of 2007 totaled  $42.7 million and  $85.7 million, respectively.

Advertising and Promotions

        We have various long-term non-cancelable commitments for advertising, sponsorships and promotions, including marketing at sports arenas, stadiums and other venues and events. From time to time, MCBC guarantees the financial performance under certain contracts on behalf of its subsidiaries. At December 26, 2009, these future commitments are as follows:

Amount
(In millions)
2010	$68.7
2011	35.5
2012	19.2
2013	17.5
2014	17.9
Thereafter	46.3

Total	$205.1

        Total advertising expense was  $349.3 million,  $610.0 million, and  $858.1 million in 2009, 2008 and 2007, respectively.

Leases

        We lease certain office facilities and operating equipment under cancelable and non-cancelable agreements accounted for as operating leases. Future minimum lease payments under operating leases that have initial or remaining non-cancelable terms in excess of one year are as follows:

Amount
(In millions)
2010	$27.7
2011	22.4
2012	15.3
2013	11.4
2014	9.5
Thereafter	33.1

Total	$119.4

        Total rent expense was  $31.0 million,  $62.2 million, and  $81.2 million in 2009, 2008 and 2007, respectively.

Environmental

        When we determine that it is probable that a liability for environmental matters or other legal actions exists and the amount of the loss is reasonably estimable, an estimate of the future costs are recorded as a liability in the financial statements. Costs that extend the life, increase the capacity or improve the safety or efficiency of Company-owned assets or are incurred to mitigate or prevent future environmental contamination may be capitalized. Other environmental costs are expensed when incurred. Environmental expenditures at each of our segments for 2009, 2008 and 2007 were  $1.5 million,  $4.4 million and  $0.0 million, respectively.

Canada

        Our Canada brewing operations are subject to provincial environmental regulations and local permit requirements. Our Montréal and Toronto breweries have water treatment facilities to pre-treat waste water before it goes to the respective local governmental facility for final treatment. We have environmental programs in Canada including organization, monitoring and verification, regulatory compliance, reporting, education and training, and corrective action.

        MCC sold a chemical specialties business in 1996. The Company is still responsible for certain aspects of environmental remediation, undertaken or planned, at those chemical specialties business locations. We have established provisions for the costs of these remediation programs.

United States

        We are one of a number of entities named by the Environmental Protection Agency ("EPA") as a potentially responsible party ("PRP") at the Lowry Superfund site. This landfill is owned by the City and County of Denver ("Denver") and is managed by Waste Management of Colorado, Inc. ("Waste Management"). In 1990, we recorded a pretax charge of  $30 million, a portion of which was put into a trust in 1993 as part of a settlement with Denver and Waste Management regarding then outstanding litigation. Our settlement was based on an assumed remediation cost of  $120 million (in 1992 adjusted dollars). The settlement requires us to pay a portion of future costs, if any, in excess of that amount.

        Waste Management provides us with updated annual cost estimates through 2032. We reviewed these cost estimates in the assessment of our accrual related to this issue. We use certain assumptions that differ from Waste Management's estimates to assess our expected liability. Our expected liability (based on the  $120 million threshold being met) is based on our best estimates available.

        The assumptions used are as follows:

  •
  trust management costs are included in projections with regard to the  $120 million threshold, but are expensed only as incurred;

  •
  income taxes, which we believe are not an included cost, are excluded from projections with regard to the  $120 million threshold;

  •
  a 2.5% inflation rate for future costs; and

  •
  certain operations and maintenance costs were discounted using a 4.60% risk-free rate of return.

        Based on these assumptions, the present value and gross amount of the costs at December 26, 2009, are approximately  $3.2 million and  $5.3 million, respectively. Accordingly, we believe that the existing liability is adequate as of December 26, 2009. We did not assume any future recoveries from insurance companies in the estimate of our liability, and none are expected.

        Considering the estimates extend through the year 2032 and the related uncertainties at the site, including what additional remedial actions may be required by the EPA, new technologies and what costs are included in the determination of when the  $120 million threshold is reached the estimate of our liability may change as further facts develop. We cannot predict the amount of any such change, but additional accruals in the future are possible.

        In April 2009, we received a written notice relating to the Lowry site, that the State of Colorado intends to seek compensation from MCBC and other parties to recover for natural resources damages. The State of Colorado has informally asserted total damages of up to  $10 million. However, the Company is potentially liable for only a portion of those damages. The Company will defend any such claims vigorously.

        In October 2006 we were notified by the EPA that we are a PRP, along with approximately 60 other parties, at the Cooper Drum site in southern California. Certain of Molson's former non-beer business operations, which were discontinued and sold in the mid-1990s prior to the merger with Coors, were involved at this site. We responded to the EPA with information regarding our past involvement with the site. We have accrued  $0.3 million, which represents our estimable loss at this time. Potential losses associated with the Cooper Drum site could increase as remediation planning progresses.

        During the third quarter of 2008 we were notified by the EPA that we are a PRP, along with others, at the East Rutherford and Berry's Creek sites in New Jersey. Certain of Molson's former non-beer business operations, which were discontinued and sold in the mid-1990s, were involved at this site. We have accrued  $4.8 million, which represents our estimable loss at this time. Potential losses associated with the Berry's Creek site could increase as remediation planning progresses.

        While we cannot predict the eventual aggregate cost for environmental and related matters in which we are currently involved, we believe that any payments, if required, for these matters would be made over a period of time in amounts that would not be material in any one year to our operating results, cash flows or our financial or competitive position. We believe adequate reserves have been provided for losses that are probable and estimable.

        We are aware of groundwater contamination at some of our properties in Colorado resulting from historical, ongoing, or nearby activities. There may also be other contamination of which we are currently unaware.

        From time to time, we have been notified that we are or may be a PRP under the Comprehensive Environmental Response, Compensation, and Liability Act or similar state laws for the cleanup of other sites where hazardous substances have allegedly been released into the environment. While we cannot predict our eventual aggregate cost for the environmental and related matters in which we may be or are currently involved, we believe that any payments, if required, for these matters would be made over a period of time in amounts that would not be material in any one year to our operating results, cash flows, or our financial or competitive position. We believe adequate reserves have been provided for losses that are probable and estimable.

United Kingdom

        We are subject to the requirements of government and local environmental and occupational health and safety laws and regulations. Compliance with these laws and regulations did not materially affect our 2009 capital expenditures, earnings or competitive position, and we do not anticipate that they will do so in 2010.

Indemnity Obligations—Sale of Kaiser

        As discussed in Note 5, "Discontinued Operations," we sold our entire equity interest in Kaiser during 2006 to FEMSA. The terms of the sale agreement require us to indemnify FEMSA for certain exposures related to tax, civil, and labor contingencies arising prior to FEMSA's purchase of Kaiser. First, we provided an indemnity for losses Kaiser may incur with respect to tax claims associated with certain previously utilized purchased tax credits. Based on FEMSA entering into the Brazil tax amnesty program the maximum potential claims for the first category of purchased tax credits including estimated accumulated legal, penalties and interest, was approximately  $296 million as of December 26, 2009. A portion of our indemnity obligations are considered probable losses, recorded as current liabilities in an amount of  $139.8 million at December 26, 2009. Our estimate of the value of the indemnity liability associated with the purchased tax credits as of December 26, 2009 was  $14.8 million,  $4.8 million of which was classified as a current liability and  $10.0 million of which was classified as non-current. The maximum potential claims amount for the second category of purchased tax credits, which we believe present less risk, was  $251.1 million as of December 26, 2009. Our estimates consider a number of scenarios for the ultimate resolution of these issues, the probabilities of which are influenced not only by legal developments in Brazil but also by management's intentions with regard to various alternatives that could present themselves leading to the ultimate resolution of these issues. The liabilities are impacted by changes in estimates regarding amounts that could be paid, the timing of such payments, adjustments to the probabilities assigned to various scenarios and foreign exchange.

        We also provided indemnity related to all other tax, civil, and labor contingencies existing as of the date of sale. In this regard, however, FEMSA assumed their full share of all of these contingent liabilities that had been previously recorded and disclosed by us prior to the sale on January 13, 2006. However, we may have to provide indemnity to FEMSA if those contingencies settle at amounts greater than those amounts previously recorded or disclosed by us. We will be able to offset any indemnity exposures in these circumstances with amounts that settle favorably to amounts previously recorded. Our exposure related to these indemnity claims is capped at the amount of the sales price of the 68% equity interest of Kaiser, which was  $68.0 million. As a result of these contract provisions, our estimates include not only probability-weighted potential cash outflows associated with indemnity provisions, but also probability-weighted cash inflows that could result from favorable settlements, which could occur through negotiation or settlement programs that could arise from the federal or any of the various state governments in Brazil. The recorded value of the tax, civil, and labor indemnity liability was  $9.5 million as of December 26, 2009, which is classified as non-current.

        Future settlement procedures and related negotiation activities associated with these contingencies are largely outside of our control. The sale agreement requires annual cash settlements relating to the tax, civil, and labor indemnities. Indemnity obligations related to purchased tax credits must be settled upon notification of FEMSA's settlement. Due to the uncertainty involved with the ultimate outcome and timing of these contingencies, significant adjustments to the carrying values of the indemnity obligations have been recorded to date, and additional future adjustments may be required. These liabilities are denominated in Brazilian Reals and have been stated at present value and will, therefore, be subject in the future to foreign exchange gains or losses and to accretion cost, both of which will be recognized in the discontinued operations section of the statement of operations.

        The table below provides a summary of contingency reserve balances from December 31, 2006, through December 26, 2009:

	Purchased tax credits indemnity reserve	Tax, civil and labor indemnity reserve	Total indemnity reserves
	(In millions)
Balance at December 31, 2006	$77.7	$33.3	$111.0
Adjustments to indemnity liabilities due to changes in estimates	21.1	(1.3)	19.8
Foreign exchange impact	18.0	6.2	24.2

Balance at December 30, 2007	$116.8	$38.2	$155.0
Adjustments to indemnity liabilities due to changes in estimates	42.5	(22.0)	20.5
Foreign exchange impact	(38.5)	(3.8)	(42.3)

Balance at December 28, 2008	$120.8	$12.4	$133.2
Adjustments to indemnity liabilities due to changes in estimates	(5.9)	(6.4)	(12.3)
Foreign exchange impact	39.7	3.5	43.2

Balance at December 26, 2009	$154.6	$9.5	$164.1

        Current liabilities of discontinued operations include current tax liabilities of  $12.8 million and  $8.5 million as of December 26, 2009 and December 28, 2008, respectively. Included in current assets of discontinued operations as of December 26, 2009 are  $9.9 million of deferred tax assets associated with the indemnity liabilities.

Litigation and Other Disputes

        From time to time, we have been notified that we are or may be a potentially responsible party ("PRP") under the Comprehensive Environmental Response, Compensation and Liability Act or similar state laws for the cleanup of other sites where hazardous substances have allegedly been released into the environment. For example, we are one of approximately 60 entities named by the Environmental Protection Agency ("EPA") as a PRP at the Lowry Superfund site. This landfill is owned by the City and County of Denver and is managed by Waste Management of Colorado, Inc. ("Waste Management"). In the fourth quarter of 2008, we were informed that the State of Colorado may bring an action against the City and County of Denver and Waste Management for the Lowry Superfund Site to recover for natural resources damages. In the event that the State of Colorado were to bring such an action against the City and County of Denver and Waste management, Denver and Waste Management would likely bring an action against the PRPs to recover a portion of the amount of such claim. Although no formal action has been brought, the State of Colorado is informally asserting total damages of approximately  $10 million. However, the Company is potentially liable for only a portion of those damages. The Company will defend any such claims vigorously.

        Beginning in May 2005, several purported shareholder class actions were filed in the United States and Canada, including federal courts in Delaware and Colorado and provincial courts in Ontario and Quebéc, alleging, among other things, that the Company and its affiliated entities, including Molson Inc., and certain officers and directors misled stockholders in connection with the merger between Coors and Molson in 2005. The Colorado case was transferred to Delaware and consolidated with those cases. The Quebéc Superior Court heard arguments in October 2007 regarding the plaintiffs' motion to authorize a class action in that case. We opposed the motion.

        During the first quarter of 2008, the Company agreed in principle with counsel for plaintiffs in all pending cases in Delaware, Quebéc, and Ontario to settle all such claims on a worldwide basis. Pursuant to the settlement, the Company agreed to pay, except one case discussed below, a total of  $6.0 million in settlement, which amounts were paid by the Company's insurance carrier. The settlement agreement was subject to final approval, which we received in the second quarter of 2009, fully and finally resolving the subject cases. The settlement agreement did not cover one remaining case in Delaware. That case sought to recover on behalf of certain Molson Coors employees who invested in Company securities around the same time through two employee retirement savings plans. The complaint in that case essentially relied on the same allegations as the other shareholder lawsuits. This case has been settled for  $0.2 million, an amount paid by the Company's insurance carrier. Accordingly, all of these matters have been resolved.

        MCBC-UK replaced a profit sharing plan in the United Kingdom with a different plan under which a bonus was not paid in 2003. A group of employees pursued a claim against MCBC-UK with respect to this issue with an employment tribunal. During the second quarter of 2005, the tribunal ruled against MCBC-UK. MCBC-UK appealed this ruling, and the appeal was heard in the first quarter of 2006, where most impacts of the initial tribunal judgments were overturned. However, the employment appeal tribunal remitted two specific issues back to a new employment tribunal. MCBC-UK appealed the employment appeal tribunal's judgment. In January 2007, the appeals court ruled in the Company's favor, holding that the employment tribunal had no jurisdiction to hear the employees' claims, and the claims were dismissed. Employee claims in this matter were filed in Birmingham County Court during the third quarter of 2008. The case was decided in our favor in October 2009, and the time for plaintiffs to appeal has passed. We also have been advised by the union that encouraged these claims that it will no longer pursue the matter on behalf of any other employees. If MCBC-UK had been held to be liable to the claimants, the amounts of the liability would have been immaterial. If such liabilities were asserted by other groups of employees and upheld in subsequent litigation, the potential loss would be higher.

        In 1999, Molson Inc. entered an agreement for the distribution of Molson products in Brazil. In 2000, before commencing the distribution business, Molson terminated the distribution agreement and paid the distributors  $150,000 in settlement. The distributor then sued Molson Inc. to set aside the settlement and to seek additional compensation. The Appellate Court of the State of Rio de Janeiro set aside the settlement agreement and determined that Molson Inc. was liable to the distributor, with the amount of damages to be determined through subsequent proceedings. An appeal of the liability decision is currently pending before the Brazilian Superior Court of Justice, which during the fourth quarter of fiscal year 2009, granted certiorari and agreed to hear the merits of Molson's appeal. With respect to damages, the case was remanded to a Rio de Janeiro trial court to determine the amount of damages. The trial court retained an expert who provided a report adopting the position of the distributor and recommending damages based on a business plan devised at the outset of the arrangement that was never implemented. Molson challenged the irregularity of the expert process, the impartiality of the expert, as well as the report's specific recommendation regarding damages. The trial court denied Molson's challenges. Molson filed an appeal before the Appellate Court of the State of Rio de Janeiro regarding these procedural irregularities. During the fourth quarter of fiscal year 2009, Molson's procedural appeal was denied. Following the state trial court's procedural ruling, that court handed down a decision in the distributor's favor granting the full amount of the lost anticipated profits alleged by the plaintiff, approximately  $42 million, plus attorneys' fees and interest. Such judgment was rendered during the third quarter of 2009. Molson Inc. has appealed the judgment, and the Appellate Court of the State of Rio de Janeiro has entered an injunction to prevent the distributor from executing on the judgment pending appeal. During the fourth quarter, the appellate court considering Molson's appeal from the judgment directed the court-retained expert to recalculate the alleged damages on a different and potentially more favorable basis to Molson. We continue to believe that a material loss in this case is not probable. Molson will vigorously defend the case.

        In March 2009, Brewers' Retail, Inc. ("BRI"), which operates The Beer Store retail outlets in the province of Ontario, Canada, received notice that a legal action would be commenced in the Ontario Superior Court of Justice against it, the Ontario government and the Liquor Control Board of Ontario. BRI is owned by MCBC and two other brewers, and is accounted for by MCBC under the equity method. This action alleges the defendants, including BRI, failed to warn the plaintiffs of the dangers of drinking during pregnancy. The action seeks damages in excess of CAD  $750 million. Although notice of the lawsuit was provided in March, the lawsuit has not been formally commenced. The same plaintiffs filed a lawsuit asserting similar claims against the Canadian federal government in the Federal Court of Canada in March 2009. They voluntarily withdrew the lawsuit after the federal government filed a motion to dismiss it for failing to state a claim. If a legal action is commenced against BRI as notified, we are advised that BRI will defend the claims vigorously.

        We are involved in other disputes and legal actions arising in the ordinary course of our business. While it is not feasible to predict or determine the outcome of these proceedings, in our opinion, based on a review with legal counsel, none of these disputes and legal actions is expected to have a material impact on our consolidated financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters, for example, including the above-described advertising practices case, may arise from time to time that may harm our business.

Insurance

        We are self-insured for certain insurable risks consisting primarily of employee health insurance programs, as well as workers' compensation, general liability, automobile liability, and property insurance deductibles or retentions. During 2005 we fully insured future risks for long-term disability, and, in most states, workers' compensation, but maintained a self-insured position for workers' compensation for certain self-insured states and for claims incurred prior to the inception of the insurance coverage in Colorado in 1997. Our reserves accrued at December 26, 2009, and December 28, 2008, were  $1.8 million and  $1.5 million, respectively.

Supplemental Guarantor Information	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Supplemental Guarantor Information

22. Supplemental Guarantor Information

        MCBC (Parent Guarantor and 2007 Issuer) issued  $575.0 million of 2.5% Convertible Senior Notes due July 30, 2013 in a registered offering on June 15, 2007 (see Note 14, "Debt"). The convertible notes are guaranteed on a senior unsecured basis by CBC (2002 Issuer), Molson Coors International, LP and Molson Coors Capital Finance ULC (together the 2005 Issuers) and certain significant subsidiaries (Subsidiary Guarantors).

        On May 7, 2002, the 2002 Issuer completed a public offering of  $850.0 million principal amount of 6.375% Senior notes due 2012. During the third quarter of 2007,  $625.0 million of the Senior notes was extinguished by the proceeds received from the 2.5% Convertible Senior Notes issued June 15, 2007 and cash on hand. During the first quarter of 2008,  $180.4 million of the senior notes was extinguished using existing cash resources. The remaining outstanding Senior notes are guaranteed on a senior and unsecured basis by the Parent Guarantor and 2007 Issuer, 2005 Issuers and Subsidiary Guarantors. The guarantees are full and unconditional and joint and several.

        On September 22, 2005, the 2005 Issuers completed a public offering of  $1.1 billion principal amount of Senior notes composed of USD  $300 million 4.85% notes due 2010 and CAD  $900.0 million 5.00% notes due 2015. The notes were issued with registration rights and are guaranteed on a senior and unsecured basis by Parent Guarantor and 2007 Issuer, 2002 Issuer and Subsidiary Guarantors. The guarantees are full and unconditional and joint and several. Under certain circumstances, contractual and legal restrictions, as well as our financial condition and operating requirements, could limit the 2005 Issuers ability to obtain cash for the purpose of meeting its debt service obligation, including the payment of principal and interest on the notes.

        On April 10, 2007, we undertook an internal reorganization resulting in certain transfers and realignment of assets, liabilities and subsidiaries. As a result of these changes, as well as amendments to the indentures covered, the  $1.1 billion senior notes issued in 2005 are now also a liability of a new subsidiary, Molson Coors International, LP. The internal reorganization changed the legal structure of the guarantees, mainly affecting the presentation of the 2002 Issuer, the 2005 Issuers, Subsidiary Guarantors, and Subsidiary Non-Guarantors. While there were no significant changes with regard to the status of any entity as a guarantor or non-guarantor, the internal ownership changes resulted in our Canadian and U.K. businesses, which were formally owned by 2002 Issuer, now being majority-owned by a 2005 Issuer. Prior period amounts have not been restated to reflect the new ownership structure which did not exist in prior periods. Any changes to the status of a subsidiary as a guarantor or non-guarantor were not material.

        On June 30, 2008, Molson Canada 2005, an indirect wholly owned subsidiary of Molson Coors, guaranteed the obligations of Molson Coors under the Credit Agreements dated as of March 2, 2005. As a result of such guarantee, Molson Canada 2005 became a guarantor under the following (i) the indenture related to the Senior notes dated as of May 7, 2002 and as supplemented; (ii) the indenture related to the Senior notes dated September 22, 2005 and as supplemented; and (iii) the indenture related to the Senior convertible notes dated June 15, 2007 and as supplemented. This change, as well as certain foreign exchange and tax items were reflected accordingly with the appropriate reclassifications to the prior period condensed consolidated financial statements.

        On July 1, 2008, MCBC contributed its U.S. business to MillerCoors. The U.S. business was operated primarily by Coors Brewing Company, which is the 2002 Issuer. As a result, Coors Brewing Company now holds an equity method interest in MillerCoors, which is not a guarantor, shown as "Investment in MillerCoors" on the condensed consolidating balance sheet as of December 28, 2008.

        We revised our presentation of the supplemental guarantor information to separately present the impact of intercompany activity for the 2002 Issuer, the 2005 Issuer and the 2007 Issuer, Subsidiary Guarantor and Subsidiary Non-Guarantor categories. As such, our consolidating financial statements for all periods reflect the revised presentation, with the most significant change being the gross presentation of our intercompany notes receivable and payable amongst affiliates and the related impacts on the statements of operations and cash flows. Intercompany notes receivable, which were previously included as a component of equity, continue to be presented as a component of equity (contra-equity) based on the nature of the notes, anticipated repayments and the consideration of the inherent control associated with the relationships of the entities, while the intercompany notes payable are now presented as a liability. We believe that the revised presentation provides greater clarity surrounding the activity between the guarantors and non-guarantors of our third party debt. The revised presentation of the supplemental guarantor information does not amend or change the respective priority or status of the above-referenced senior notes and convertible notes.

        The following information sets forth Condensed Consolidating Statements of Operations for the years ended December 26, 2009, December 28, 2008 and December 30, 2007, Condensed Consolidating Balance Sheets as of December 26, 2009, and December 28, 2008, and Condensed Consolidating Statements of Cash Flows for the years ended December 26, 2009, December 28, 2008 and December 30, 2007. Investments in subsidiaries are accounted for on the equity method; accordingly, entries necessary to consolidate the Parent Guarantor, the Issuers and all of our subsidiaries are reflected in the eliminations column. In the opinion of management, separate complete financial statements of the Issuers and the Subsidiary Guarantors would not provide additional material information that would be useful in assessing their financial composition.

MOLSON COORS BREWING COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 26, 2009
(IN MILLIONS)

	Parent Guarantor and 2007 Issuer	2002 Issuer	2005 Issuers	Subsidiary Guarantors	Subsidiary Non Guarantors	Eliminations	Consolidated
Sales	$25.9	$197.2	$—	$2,274.5	$2,141.7	$(212.8)	$4,426.5
Excise taxes	—	—	—	(539.5)	(854.6)	—	(1,394.1)

Net sales	25.9	197.2	—	1,735.0	1,287.1	(212.8)	3,032.4
Cost of goods sold	—	(47.3)	—	(898.1)	(968.5)	187.0	(1,726.9)

Gross profit	25.9	149.9	—	836.9	318.6	(25.8)	1,305.5
Marketing, general and administrative expenses	(99.8)	(43.8)	—	(431.2)	(351.7)	25.7	(900.8)
Special items, net	(0.9)	—	—	(12.9)	(18.9)	—	(32.7)
Equity income (loss) in subsidiaries	860.1	295.3	335.4	(212.4)	394.6	(1,673.0)	—
Equity income in MillerCoors	—	382.0	—	—	—	—	382.0

Operating income	785.3	783.4	335.4	180.4	342.6	(1,673.1)	754.0
Interest (expense) income, net	(66.3)	42.8	(154.5)	155.8	60.1	(123.8)	(85.9)
Other income (expense), net	6.8	6.8	(18.4)	1.6	52.6	—	49.4

Income from continuing operations before income taxes	725.8	833.0	162.5	337.8	455.3	(1,796.9)	717.5
Income tax (expense) benefit	(5.4)	(59.2)	(30.4)	11.7	98.0	—	14.7

Income from continuing operations	720.4	773.8	132.1	349.5	553.3	(1,796.9)	732.2
Loss from discontinued operations, net of tax	—	—	—	—	(9.0)	—	(9.0)

Net income (loss)	720.4	773.8	132.1	349.5	544.3	(1,796.9)	723.2
Less: Net income attributable to noncontrolling interests	—	—	—	—	(2.8)	—	(2.8)

Net income attributable to MCBC	$720.4	$773.8	$132.1	$349.5	$541.5	$(1,796.9)	$720.4

MOLSON COORS BREWING COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 28, 2008
(IN MILLIONS)

	Parent Guarantor and 2007 Issuer	2002 Issuer	2005 Issuers	Subsidiary Guarantors	Subsidiary Non Guarantors	Eliminations	Consolidated
Sales	$23.9	$2,082.7	$—	$2,479.9	$2,704.3	$(639.0)	$6,651.8
Excise taxes	—	(231.6)	—	(564.4)	(1,081.5)	—	(1,877.5)

Net sales	23.9	1,851.1	—	1,915.5	1,622.8	(639.0)	4,774.3
Cost of goods sold	—	(1,124.6)	—	(1,044.6)	(1,279.5)	607.9	(2,840.8)

Gross profit	23.9	726.5	—	870.9	343.3	(31.1)	1,933.5
Marketing, general and administrative expenses	(102.8)	(441.6)	—	(424.8)	(395.9)	31.9	(1,333.2)
Special items, net	(58.8)	(18.1)	—	(59.3)	2.3	—	(133.9)
Equity income (loss) in subsidiaries	579.9	98.5	86.8	(370.3)	375.5	(770.4)	—
Equity income in MillerCoors	—	155.6	—	—	—	—	155.6

Operating income	442.2	520.9	86.8	16.5	325.2	(769.6)	622.0
Interest (expense) income, net	(27.5)	45.2	(31.4)	58.7	(8.8)	(150.4)	(114.2)
Other income (expense), net	51.5	3.0	—	(0.6)	(62.3)	—	(8.4)

Income from continuing operations before income taxes	466.2	569.1	55.4	74.6	254.1	(920.0)	499.4
Income tax (expense) benefit	(87.5)	21.9	(51.6)	28.3	(7.5)	—	(96.4)

Income from continuing operations	378.7	591.0	3.8	102.9	246.6	(920.0)	403.0
Loss from discontinued operations, net of tax	—	—	—	—	(12.1)	—	(12.1)

Net income	378.7	591.0	3.8	102.9	234.5	(920.0)	390.9
Less: Net income attributable to noncontrolling interests	—	—	—	0.1	(12.3)	—	(12.2)

Net income attributable to MCBC	$378.7	$591.0	$3.8	$103.0	$222.2	$(920.0)	$378.7

MOLSON COORS BREWING COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 30, 2007
(IN MILLIONS)

	Parent Guarantor and 2007 Issuer	2002 Issuer	2005 Issuers	Subsidiary Guarantors	Subsidiary Non Guarantors	Eliminations	Consolidated
Sales	$17.9	$3,572.6	$—	$2,562.7	$3,052.1	$(885.6)	$8,319.7
Excise taxes	—	(437.5)	—	(557.7)	(1,133.9)	—	(2,129.1)

Net sales	17.9	3,135.1	—	2,005.0	1,918.2	(885.6)	6,190.6
Cost of goods sold	(0.1)	(1,981.5)	—	(1,070.2)	(1,499.0)	847.9	(3,702.9)

Gross profit	17.8	1,153.6	—	934.8	419.2	(37.7)	2,487.7
Marketing, general and administrative expenses	(90.2)	(794.3)	—	(447.1)	(442.6)	39.8	(1,734.4)
Special items, net	(13.4)	(9.6)	—	(75.2)	(14.0)	—	(112.2)
Equity income (loss) in subsidiaries	338.9	252.5	203.3	(214.8)	426.6	(1,006.5)	—

Operating income	253.1	602.2	203.3	197.7	389.2	(1,004.4)	641.1
Interest (expense) income, net	(8.1)	21.9	12.0	11.5	(89.2)	(80.9)	(132.8)
Other income (expense), net	103.7	(9.8)	0.2	23.3	(103.5)	3.8	17.7

Income from continuing operations before income taxes	348.7	614.3	215.5	232.5	196.5	(1,081.5)	526.0
Income tax benefit (expense)	143.4	(255.0)	23.7	39.8	47.1	—	(1.0)

Income from continuing operations	492.1	359.3	239.2	272.3	243.6	(1,081.5)	525.0
Loss from discontinued operations, net of tax	(0.1)	—	—	—	(17.6)	—	(17.7)

Net income (loss)	492.0	359.3	239.2	272.3	226.0	(1,081.5)	507.3
Less: Net income attributable to noncontrolling interests	—	—	—	1.2	(16.5)	—	(15.3)

Net income attributable to MCBC	$492.0	$359.3	$239.2	$273.5	$209.5	$(1,081.5)	$492.0

MOLSON COORS BREWING COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 26, 2009
(IN MILLIONS)

	Parent Guarantor and 2007 Issuer	2002 Issuer	2005 Issuers	Subsidiary Guarantors	Subsidiary Non Guarantors	Eliminations	Consolidated
Assets
Current assets:
Cash and cash equivalents	$392.8	$—	$0.1	$175.0	$166.3	$—	$734.2
Accounts receivable, net	3.6	4.1	—	203.3	355.7	—	566.7
Other receivables, net	16.2	27.4	—	20.9	88.6	(2.6)	150.5
Total inventories, net	—	—	—	146.6	89.6	—	236.2
Other assets, net	4.0	1.0	—	35.1	25.2	—	65.3
Deferred tax assets	—	—	—	0.4	0.7	(1.1)	—
Discontinued operations	—	—	—	—	9.9	—	9.9
Intercompany accounts receivable	—	455.7	—	538.8	310.0	(1,304.5)	—

Total current assets	416.6	488.2	0.1	1,120.1	1,046.0	(1,308.2)	1,762.8
Properties, net	35.8	7.3	—	787.1	462.3	—	1,292.5
Goodwill	—	11.4	—	348.9	1,114.7	—	1,475.0
Other intangibles, net	—	44.5	—	4,117.7	372.5	—	4,534.7
Investment in MillerCoors	—	2,613.6	—	—	—	—	2,613.6
Net investment in and advances to subsidiaries	7,561.0	3,620.7	3,251.5	3,079.4	4,624.0	(22,136.6)	—
Deferred tax assets	144.6	90.1	—	3.7	43.2	(103.7)	177.9
Other assets	6.4	13.5	4.0	49.8	90.9	—	164.6

Total assets	$8,164.4	$6,889.3	$3,255.6	$9,506.7	$7,753.6	$(23,548.5)	$12,021.1

Liabilities and equity
Current liabilities:
Accounts payable	$5.7	$0.8	$—	$49.1	$154.7	$—	$210.3
Accrued expenses and other liabilities	39.6	14.7	54.8	294.7	343.8	(2.6)	745.0
Deferred tax liability	90.0	—	—	—	78.2	(1.1)	167.1
Short-term borrowings and current portion of long-term debt	—	0.3	300.0	—	—	—	300.3
Discontinued operations	—	—	—	—	158.2	—	158.2
Intercompany accounts payable	431.3	4.1	201.0	391.8	276.3	(1,304.5)	—

Total current liabilities	566.6	19.9	555.8	735.6	1,011.2	(1,308.2)	1,580.9
Long-term debt	511.8	45.0	856.0	—	(0.1)	—	1,412.7
Deferred tax liability	—	102.2	3.3	—	466.2	(103.7)	468.0
Other liabilities	6.4	82.4	2.8	747.3	609.1	—	1,448.0
Discontinued operations	—	—	—	—	18.7	—	18.7
Intercompany notes payable	—	—	2,943.3	4,722.7	3,681.3	(11,347.3)	—

Total liabilities	1,084.8	249.5	4,361.2	6,205.6	5,786.4	(12,759.2)	4,928.3
MCBC stockholders' equity	7,081.2	7,532.3	2,765.8	9,329.2	2,507.7	(22,136.6)	7,079.6
Intercompany notes receivable	(1.6)	(892.5)	(3,871.4)	(6,028.1)	(553.7)	11,347.3	—

Total stockholders' equity	7,079.6	6,639.8	(1,105.6)	3,301.1	1,954.0	(10,789.3)	7,079.6
Noncontrolling interests	—	—	—	—	13.2	—	13.2

Total equity	7,079.6	6,639.8	(1,105.6)	3,301.1	1,967.2	(10,789.3)	7,092.8

Total liabilities and equity	$8,164.4	$6,889.3	$3,255.6	$9,506.7	$7,753.6	$(23,548.5)	$12,021.1

MOLSON COORS BREWING COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 28, 2008
(IN MILLIONS)

	Parent Guarantor and 2007 Issuer	2002 Issuer	2005 Issuers	Subsidiary Guarantors	Subsidiary Non Guarantors	Eliminations	Consolidated
Assets
Current assets:
Cash and cash equivalents	$84.9	$0.4	$0.1	$24.1	$106.7	$—	$216.2
Accounts receivable, net	9.1	10.9	—	132.8	319.7	—	472.5
Other receivables, net	20.2	28.1	—	44.4	85.0	(14.8)	162.9
Total inventories, net	—	—	—	109.9	82.2	—	192.1
Other assets, net	—	3.2	—	25.5	33.6	(0.4)	61.9
Deferred tax assets	—	—	—	—	1.0	(1.0)	—
Discontinued operations	—	—	—	—	1.5	—	1.5
Intercompany receivables	48.1	—	249.3	—	828.7	(1,126.1)	—

Total current assets	162.3	42.6	249.4	336.7	1,458.4	(1,142.3)	1,107.1
Properties, net	25.4	7.7	—	701.2	567.6	—	1,301.9
Goodwill	—	11.4	—	188.2	1,098.4	—	1,298.0
Other intangibles, net	—	44.4	—	3,552.1	326.9	—	3,923.4
Investment in MillerCoors	—	2,418.7	—	—	—	—	2,418.7
Net investment in subsidiaries	6,402.8	3,098.0	3,645.4	3,153.4	3,825.7	(20,125.3)	—
Deferred tax assets	83.5	112.6	1.2	14.9	—	(136.9)	75.3
Other assets	6.6	55.0	11.3	81.4	108.4	(7.5)	255.2
Discontinued operations	—	—	—	—	7.0	—	7.0

Total assets	$6,680.6	$5,790.4	$3,907.3	$8,027.9	$7,392.4	$(21,412.0)	$10,386.6

Liabilities and equity
Current liabilities:
Accounts payable	$6.8	$1.7	$—	$61.9	$100.1	$—	$170.5
Accrued expenses and other liabilities	19.2	18.1	25.1	219.3	424.3	(15.2)	690.8
Deferred tax liability	40.0	—	—	—	68.8	(1.0)	107.8
Short-term borrowings and current portion of long-term debt	—	0.3	(0.2)	—	—	—	0.1
Discontinued operations	—	—	—	—	16.9	—	16.9
Intercompany payables	0.6	20.9	167.1	622.0	315.5	(1,126.1)	—

Total current liabilities	66.6	41.0	192.0	903.2	925.6	(1,142.3)	986.1
Long-term debt	495.4	45.3	1,035.5	0.1	175.7	—	1,752.0
Deferred tax liability	—	121.2	1.3	—	413.8	(136.9)	399.4
Other liabilities	63.2	10.0	—	485.0	534.2	(7.5)	1,084.9
Discontinued operations	—	—	—	—	124.8	—	124.8
Intercompany notes payable	—	0.7	2,299.2	2,864.7	2,009.1	(7,173.7)	—

Total liabilities	625.2	218.2	3,528.0	4,253.0	4,183.2	(8,460.4)	4,347.2
MCBC stockholders' equity	6,057.0	6,382.7	2,349.3	7,796.6	3,595.1	(20,125.3)	6,055.4
Intercompany notes receivable	(1.6)	(810.4)	(1,970.0)	(4,027.6)	(364.1)	7,173.7	—

Total stockholders' equity	6,055.4	5,572.3	379.3	3,769.0	3,231.0	(12,951.6)	6,055.4
Noncontrolling interests	—	(0.1)	—	5.9	(21.8)	—	(16.0)

Total equity	6,055.4	5,572.2	379.3	3,774.9	3,209.2	(12,951.6)	6,039.4

Total liabilities and equity	$6,680.6	$5,790.4	$3,907.3	$8,027.9	$7,392.4	$(21,412.0)	$10,386.6

MOLSON COORS BREWING COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 26, 2009
(IN MILLIONS)

	Parent Guarantor and 2007 Issuer	2002 Issuer	2005 Issuers	Subsidiary Guarantors	Subsidiary Non Guarantors	Eliminations	Consolidated
Net cash provided by (used in) operating activities	$268.4	$151.5	$122.7	$481.6	$(288.3)	$88.3	$824.2

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to properties and intangible assets	(16.2)	—	—	(43.4)	(65.1)	—	(124.7)
Proceeds from sales of properties and intangible assets, net	1.2	—	—	0.7	56.1	—	58.0
Acquisition of business, net of cash acquired	—	—	—	—	(41.7)		(41.7)
Investment in MillerCoors	—	(514.5)	—	—	—	—	(514.5)
Return of capital from MillerCoors	—	448.2	—	—	—	—	448.2
Deconsolidation of Brewers' Retail, Inc.	—	—	—	(26.1)			(26.1)
Trade loan repayments from customers	—	—	—	—	32.1	—	32.1
Trade loans advanced to customers	—	—	—	—	(25.5)	—	(25.5)
Other	—	0.1	—	—	—	—	0.1
Net intercompany investing activity	(33.1)	(93.1)	(985.9)	(1,845.3)	(1,421.4)	4,378.8	—

Net cash used in investing activities	(48.1)	(159.3)	(985.9)	(1,914.1)	(1,465.5)	4,378.8	(194.1)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuances of stock under equity compensation plans	43.1	—	—	—	—	—	43.1
Excess tax benefits from share-based compensation	21.7	—	—	—	—	—	21.7
Dividends paid	(148.4)	—	—	—	(182.8)	160.8	(170.4)
Dividends paid to noncontrolling interest holders	—				(2.9)	—	(2.9)
Payments of long term debt and capital lease obligations	—	—	—	(0.1)	(0.3)	—	(0.4)
Proceeds from short term borrowings	—	—	—	2.6	12.1	—	14.7
Payments on short term borrowings	—	—	—	(2.6)	(14.4)	—	(17.0)
Change in overdraft balances and other	—	—	—	(0.3)	(5.7)	—	(6.0)
Net intercompany financing activity	171.2	7.3	863.2	1,576.2	2,010.0	(4,627.9)	—

Net cash provided by (used in) financing activities	87.6	7.3	863.2	1,575.8	1,816.0	(4,467.1)	(117.2)

CASH AND CASH EQUIVALENTS:
Net increase (decrease) in cash and cash equivalents	307.9	(0.5)	—	143.3	62.2	—	512.9
Effect of foreign exchange rate changes on cash and cash equivalents	—	0.1	—	7.6	(2.6)	—	5.1
Balance at beginning of year	84.9	0.4	0.1	24.1	106.7	—	216.2

Balance at end of period	$392.8	$—	$0.1	$175.0	$166.3	$—	$734.2

MOLSON COORS BREWING COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 28, 2008
(IN MILLIONS)

	Parent Guarantor and 2007 Issuer	2002 Issuer	2005 Issuers	Subsidiary Guarantors	Subsidiary Non Guarantors	Eliminations	Consolidated
Net cash (used in) provided by operating activities	$(209.8)	$91.0	$(58.7)	$424.6	$64.6	$99.8	$411.5

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to properties and intangible assets	(13.6)	(52.8)	—	(59.4)	(104.7)	—	(230.5)
Proceeds from sales of properties and intangible assets, net	—	31.5	—	1.0	6.3	—	38.8
Proceeds from sales of investment securities	22.8	—	—	—	—	—	22.8
Investment in MillerCoors	—	(84.3)	—	—	—	—	(84.3)
Investment in and (advances to) unconsolidated affiliates	—	—	—	(4.8)	(2.1)	—	(6.9)
Trade loan repayments from customers	—	—	—	—	25.8	—	25.8
Trade loans advanced to customers	—	—	—	—	(31.5)	—	(31.5)
Other	(1.9)	(1.8)		—	—	—	(3.7)
Net intercompany investing activity	(151.2)	(824.6)	1,339.2	5,204.9	5,703.2	(11,271.5)	—

Net cash (used in) provided by investing activities	(143.9)	(932.0)	1,339.2	5,141.7	5,597.0	(11,271.5)	(269.5)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuances of stock under equity compensation plans	59.0	—	—	—	—	—	59.0
Excess tax benefits from share-based compensation	8.3	—	—	—	—	—	8.3
Dividends paid	(118.9)	—	—	(8.4)	(153.8)	142.0	(139.1)
Dividends paid to noncontrolling interest holders	—	—	—	—	(20.3)	—	(20.3)
Proceeds from issuances of long term debt	—	—	—	—	16.0		16.0
Payments of long term debt and capital lease obligations	—	(180.4)		(0.5)	(0.4)	—	(181.3)
Proceeds from short term borrowings	—	—	—	42.4	12.1	—	54.5
Payments on short term borrowings	—	—	—	(39.9)	(7.4)	—	(47.3)
Net proceeds from revolving credit facilities	—	—	—	—	1.1	—	1.1
Change in overdraft balances and other	(1.5)	(39.3)	—	73.7	(62.7)	—	(29.8)
Settlement of debt-related derivatives	—	12.0	—	0.6	(0.6)	—	12.0
Net intercompany financing activity	248.0	1,047.8	(1,280.5)	(5,603.4)	(5,441.6)	11,029.7	—

Net cash provided by (used in) financing activities	194.9	840.1	(1,280.5)	(5,535.5)	(5,657.6)	11,171.7	(266.9)

CASH AND CASH EQUIVALENTS:
Net (decrease) increase in cash and cash equivalents	(158.8)	(0.9)	—	30.8	4.0	—	(124.9)
Effect of foreign exchange rate changes on cash and cash equivalents	—	(0.1)	—	(12.3)	(23.5)	—	(35.9)
Balance at beginning of year	243.7	1.4	0.1	5.6	126.2	—	377.0

Balance at end of period	$84.9	$0.4	$0.1	$24.1	$106.7	$—	$216.2

MOLSON COORS BREWING COMPANY AND SUBSIDIARIES
CONDENSED CONSOLIDATING STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 30, 2007
(IN MILLIONS)

	Parent Guarantor and 2007 Issuer	2002 Issuer	2005 Issuers	Subsidiary Guarantors	Subsidiary Non Guarantors	Eliminations	Consolidated
Net cash (used in) provided by operating activities	$(494.7)	$366.6	$(55.4)	$970.7	$(225.9)	$54.7	$616.0

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to properties and intangible assets	(8.2)	(124.4)	—	(77.4)	(218.3)	—	(428.3)
Proceeds from sales of properties and intangible assets, net	—	0.9	—	29.6	7.6	—	38.1
Purchases of investment securities	(22.8)	—	—	—	—	—	(22.8)
Acquisition of subsidiaries, net of cash acquired	—	—	—	—	(26.7)	—	(26.7)
Trade loan repayments from customers	—	—	—	—	32.3	—	32.3
Trade loans advanced to customers	—	—	—	—	(32.9)	—	(32.9)
Other	—	1.2	—	—	—	—	1.2
Net intercompany investing activity	(528.7)	(76.9)	(4,759.0)	(5,813.9)	(6,746.4)	17,924.9	—

Net cash used in investing activities	(559.7)	(199.2)	(4,759.0)	(5,861.7)	(6,984.4)	17,924.9	(439.1)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuances of stock under equity compensation plans	209.5	—	—	—	—	—	209.5
Excess tax benefits from share-based compensation	28.1	—	—	—	—	—	28.1
Dividends paid	(93.9)	—	(11.7)	(11.7)	(301.8)	304.3	(114.8)
Dividends paid to noncontrolling interest holders	—	—	—	—	(17.0)	—	(17.0)
Proceeds on issuance of convertible debt	575.0	—	—	—	—	—	575.0
Debt issuance costs	(10.2)	—	—	—	—	—	(10.2)
Sale of warrants	57.0	—	—	—	—	—	57.0
Purchase of call options	(106.7)	—	—	—	—	—	(106.7)
Pyaments of long term debt and capital lease obligations	—	(625.7)	—	(0.4)	(4.9)	—	(631.0)
Proceeds from short-term borrowings	—	—	—	30.9	148.3	—	179.2
Payments on short-term borrowings	—	—	—	(31.6)	(148.9)	—	(180.5)
Net payments on revolving credit facilities	—	—	—	(5.5)	(0.6)		(6.1)
Change in overdraft balances and other	(0.1)	23.6	—	3.3	(6.1)	—	20.7
Settlement of debt-related derivatives	0.1	—	—	0.6	4.5		5.2
Net intercompany financing activity	558.2	434.3	4,826.2	4,891.7	7,573.5	(18,283.9)	—

Net cash provided by (used in) financing activities	1,217.0	(167.8)	4,814.5	4,877.3	7,247.0	(17,979.6)	8.4

CASH AND CASH EQUIVALENTS:
Net increase (decrease) in cash and cash equivalents	162.6	(0.4)	0.1	(13.7)	36.7	—	185.3
Effect of foreign exchange rate changes on cash and cash equivalents	—	—	—	2.8	6.7	—	9.5
Balance at beginning of year	81.1	1.8	—	16.5	82.8	—	182.2

Balance at end of period	$243.7	$1.4	$0.1	$5.6	$126.2	$—	$377.0

Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 26, 2009
Notes to Consolidated Financial Statements
Quarterly Financial Information (Unaudited)

23. Quarterly Financial Information (Unaudited)

        The following summarizes selected quarterly financial information for each of the two years ended December 26, 2009 and December 28, 2008. Due to a new accounting pronouncements related to convertible debt and noncontrolling interests, certain 2008 amounts have been adjusted from previously reported amounts. Refer to Note 2 "New Accounting Pronouncements" under the sub-heading "Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)"

	First	Second	Third	Fourth	Full Year
	(In millions, except per share data)
2009
Sales	$824.2	$1,160.4	$1,250.3	$1,191.6	$4,426.5
Excise taxes	(265.2)	(361.5)	(396.6)	(370.8)	(1,394.1)

Net sales	559.0	798.9	853.7	820.8	3,032.4
Cost of goods sold	(346.1)	(432.6)	(472.6)	(475.6)	(1,726.9)

Gross profit	$212.9	$366.3	$381.1	$345.2	$1,305.5

Amounts attributable to MCBC:
Income from continuing operations	$79.6	$187.3	$244.3	$218.2	$729.4
Gain (loss) from discontinued operations, net of tax	(3.9)	—	(9.0)	3.9	(9.0)

Net income	$75.7	$187.3	$235.3	$222.1	$720.4

Basic income (loss) per share:
From continuing operations	$0.43	$1.02	$1.32	$1.19	$3.96
From discontinued operations	(0.02)	—	(0.05)	0.02	(0.05)

Basic net income per share	$0.41	$1.02	$1.27	$1.21	$3.91

Diluted income (loss) per share:
From continuing operations	$0.43	$1.01	$1.31	$1.17	$3.92
From discontinued operations	(0.02)	—	(0.05)	0.02	(0.05)

Diluted net income per share	$0.41	$1.01	$1.26	$1.19	$3.87

	First	Second	Third	Fourth	Full Year
	(In millions, except per share data)
2008
Sales	$1,816.2	$2,359.4	$1,373.8	$1,102.4	$6,651.8
Excise taxes	(459.6)	(602.0)	(452.7)	(363.2)	(1,877.5)

Net sales	1,356.6	1,757.4	921.1	739.2	4,774.3
Cost of goods sold	(835.0)	(1,033.6)	(524.4)	(447.8)	(2,840.8)

Gross profit	$521.6	$723.8	$396.7	$291.4	$1,933.5

Amounts attributable to MCBC:
Income from continuing operations	$43.3	$91.8	$168.1	$87.6	$390.8
Gain (loss) from discontinued operations, net of tax	(9.0)	(12.4)	3.2	6.1	(12.1)

Net income	$34.3	$79.4	$171.3	$93.7	$378.7

Basic income (loss) per share:
From continuing operations	$0.24	$0.50	$0.91	$0.49	$2.14
From discontinued operations	(0.05)	(0.07)	0.02	0.03	(0.07)

Basic net income per share	$0.19	$0.43	$0.93	$0.52	$2.07

Diluted income (loss) per share:
From continuing operations	$0.24	$0.49	$0.90	$0.48	$2.11
From discontinued operations	(0.05)	(0.07)	0.02	0.03	(0.07)

Diluted net income per share	$0.19	$0.42	$0.92	$0.51	$2.04

Document and Entity Information (USD $)	12 Months Ended
	Dec. 26, 2009	Feb. 12, 2010	Jun. 26, 2009
Entity Registrant Name	MOLSON COORS BREWING CO
Entity Central Index Key	0000024545
Document Type	8-K
Document Period End Date	2009-12-26
Amendment Flag	false
Current Fiscal Year End Date	--12-26
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 6,268,786,086
Entity Common Stock, Shares Outstanding		0
Class A Common Stock
Entity Common Stock, Shares Outstanding		2,702,690
Class B Common Stock
Entity Common Stock, Shares Outstanding		160,363,147
Class A Exchangeable Stock
Entity Exchangeable, Shares Outstanding		3,056,874
Class B Exchangeable Stock
Entity Exchangeable, Shares Outstanding		19,366,563